UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMERCIAL METALS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 25, 2013

The annual meeting of stockholders (the “Annual Meeting”) of Commercial Metals Company, a Delaware corporation (the “Company”), will be held in the Rangoon Room at Omni Mandalay Hotel at Las Colinas at 221 East Las Colinas Boulevard, Irving, Texas 75039, on January 25, 2013, at 10:00 a.m., Central Standard Time. If you are planning to attend the Annual Meeting in person, please follow the instructions as outlined on the accompanying proxy card. Directions to the Annual Meeting are included at the end of the accompanying proxy statement.

The Annual Meeting will be held to consider the following matters:

(1)	the election of the three persons named in the accompanying proxy statement to serve as directors until the 2016 annual meeting of stockholders and until their successors are elected;

(2)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2013;

(3)	an advisory vote on executive compensation;

(4)	the approval of the Commercial Metals Company 2013 Cash Incentive Plan;

(5)	the approval of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan; and

(6)	the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponement of the Annual Meeting.

You are invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote your shares either by telephone, Internet or mail as described in the accompanying proxy card in order to be certain your shares are represented at the Annual Meeting. Proxies forwarded by or for banks, brokers or other fiduciaries should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication.

By Order of the Board of Directors,

ANN J. BRUDER
Corporate Secretary

Irving, Texas

December 17, 2012

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on January 25, 2013:

This Proxy Statement and the Annual Report to Stockholders for the fiscal year ended August 31, 2012 are available for viewing, printing and downloading at www.proxyvote.com.

COMMERCIAL METALS COMPANY

6565 North MacArthur Boulevard, Suite 800

Irving, Texas 75039

Telephone (214) 689-4300

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 25, 2013

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Commercial Metals Company (“we” or “the Company”) for use at the annual meeting of our stockholders to be held on January 25, 2013 at 10:00 a.m., Central Standard Time, in the Rangoon Room at Omni Mandalay Hotel at Las Colinas at 221 East Las Colinas Boulevard, Irving, Texas 75039 (the “Annual Meeting”), and at any and all postponements or adjournments of the Annual Meeting. The approximate date on which this proxy statement and accompanying proxy card are first being made available to stockholders is December 17, 2012. The annual report to stockholders for fiscal year 2012 has been mailed to stockholders with this proxy statement or previously, and this proxy statement should be read in conjunction with the annual report.

Shares represented by each proxy, if properly executed and returned to us prior to the Annual Meeting in accordance with the instructions in the accompanying proxy card, will be voted as directed, but if not otherwise specified, will be voted (i) for the election of the three directors nominated by the Board and named in this proxy statement, (ii) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (iii) for the approval of the advisory resolution on executive compensation, (iv) for the approval of the Commercial Metals Company 2013 Cash Incentive Plan and (v) for the approval of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan. A stockholder executing a proxy may revoke it at any time before it is voted by giving written notice to the Corporate Secretary of Commercial Metals Company, by subsequently executing and delivering a new proxy or by voting in person at the Annual Meeting.

Stockholders of record can simplify their voting and reduce our cost by voting their shares via telephone or the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. If a stockholder’s shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend upon the voting processes of the bank or broker. Accordingly, stockholders should follow the voting instructions on the form they receive from their bank or broker.

Stockholders who elect to vote via the Internet may incur telecommunications and Internet access charges and other costs for which they are solely responsible. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on the evening before the Annual Meeting. Instructions for voting via telephone or the Internet are contained in the accompanying proxy card.

Only stockholders of record on December 7, 2012 are entitled to notice of and to attend and/or vote at the Annual Meeting or any adjournments of the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices located at 6565 North MacArthur Boulevard, Suite 800, Irving, Texas 75039 for a period of ten days prior to the Annual Meeting. The list of stockholders will also be available for inspection at the Annual Meeting and may be inspected by any stockholder for any purpose germane to the Annual Meeting. Proof of ownership of Commercial Metals Company common stock, as well as a form of personal photo identification, must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a broker, nominee or other intermediary, you must bring proof of ownership with you to the meeting. A recent account statement, letter or proxy from your broker, nominee or other intermediary will suffice.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

•	Time and Date	10:00 a.m., January 25, 2013
•	Place	Omni Mandalay Hotel at Las Colinas Rangoon Room 221 East Las Colinas Boulevard Irving, Texas 75039
•	Record date	December 7, 2012
•	Voting	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director to be elected and one vote for each of the other matters to be voted on.
•	Admission	Proof of ownership of our common stock and a form of personal photo identification must be presented in order to be admitted to the Annual Meeting.

Voting Matters

	Board Vote Recommendation	Page Reference (for more detail)
1. Election of three directors	FOR EACH OF THE BOARD’S DIRECTOR NOMINEES	12
2. Ratification of Deloitte & Touche LLP as independent registered public accounting firm for fiscal year ending August 31, 2013	FOR	58
3. Advisory vote on executive compensation	FOR	59
4. Approval of the Commercial Metals Company 2013 Cash Incentive Plan	FOR	60
5. Approval of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan	FOR	63

Election of Directors

The Board has nominated three candidates for election to our Board as Class III directors, with a term expiring at the 2016 annual meeting of stockholders. A brief description of the director nominees follows. Additional detail on the director nominees can be found beginning on page 14 of this proxy statement. In addition, the name, age, years of service, biographical description and qualifications of each of the Class I and Class II directors continuing in office are provided beginning on page 16 of this proxy statement.

Rhys J. Best, age 66, has served on our Board since January 2010. He is currently engaged in private investments and is the Managing Partner of SEREN Holdings LTD, a Texas limited partnership primarily involved in investments. Please see page 14 of this proxy statement for a complete description of Mr. Best’s business experience and qualifications.

Richard B. Kelson, age 66, has served on our Board since January 2010. Mr. Kelson is the Chairman, President and CEO of ServCo, LLC, a strategic sourcing company. Please see page 14 of this proxy statement for a complete description of Mr. Kelson’s business experience and qualifications.

Rick J. Mills, age 65, has served on our Board since January 2012. Mr. Mills, now retired, is the former Corporate Vice-President and President of Components Group of Cummins, Inc., a manufacturer of service engines and related technologies. Please see page 15 of this proxy statement for a complete description of Mr. Mills’ business experience and qualifications.

Independent Registered Public Accounting Firm

As a matter of good corporate governance, we are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2013. Set forth below is summary information with respect to Deloitte & Touche’s fees for services provided in fiscal years 2012 and 2011.

Type of Fees	Fiscal Year 2012	Fiscal Year 2011
Audit Fees	$4,569,525	$4,648,600
Audit-Related Fees	$0	$4,250
Tax Fees	$0	$0
All Other Fees	$2,345	$2,345
Total	$4,571,870	$4,655,195

Executive Compensation Advisory Vote

We are asking stockholders to approve on a non-binding advisory basis our named executive officer compensation. The Board recommends a FOR vote because it believes that our compensation policies and practices are reasonable, competitive and highly-focused on pay-for-performance principles.

Vote to Approve the Commercial Metals Company 2013 Cash Incentive Plan

We are asking stockholders to approve the Commercial Metals Company 2013 Cash Incentive Plan (the “Bonus Plan”) under which participating employees of the Company will be eligible to receive incentive payments based on the achievement of objective performance goals for performance periods commencing on or after September 1, 2012. The purpose of the Bonus Plan is to advance the interests of the Company and its stockholders by (i) providing certain employees incentive compensation tied to the achievement of pre-established and objective performance goals, (ii) identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and maintain employees who have outstanding skills and abilities and achieve superior performance, and (iii) fostering accountability and teamwork throughout the Company.

Vote to Approve the Commercial Metals Company 2013 Long-Term Equity Incentive Plan

We are asking stockholders to approve the Commercial Metals Company 2013 Long-Term Equity Incentive Plan (the “2013 Plan”). The purposes of the 2013 Plan are to: (i) align the interests of our stockholders and recipients of awards under the 2013 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, and independent contractors; and (iii) motivate such persons to act in the long-term best interests of the Company and its stockholders. The 2013 Plan will replace the Commercial Metals Company 2006 Long-Term Equity Incentive Plan with respect to the granting of future equity awards.

Compensation Mix: Components and Objectives of Short- and Long-Term Compensation

In accordance with our overall compensation philosophy and program, executives are provided with a mix of base salary, short-term incentives, long-term incentives, employee benefits and health and welfare benefits.

Our compensation philosophy places a greater portion of the potential compensation for each NEO (as defined under “Executive Compensation Participants” on page 25) “at risk” such that compensation will vary based on performance. “Variable” compensation is a component of compensation for most of our employees, but it is reflected in greater proportion in the NEO compensation. The table on the following pages describes each element of compensation and the objectives for each element:

PROGRAM		DESCRIPTION		OBJECTIVES

ANNUAL COMPENSATION:
Base Salary	•	Annual cash compensation.	•	Retention.
			•	Recognition of individual performance.
Annual Cash Incentive Bonus	•	Bonus plan based on performance periods set by the Compensation Committee (the “Committee”) typically utilizing formula-driven target awards based upon performance goals.	•	Focus executives on achieving pre-established performance goals, such as return on invested capital or net assets, operating profit, net earnings or working capital reduction, overhead reduction and other financial and operational goals and objectives.
	•	Bonus payout for formulaic bonus features may be reduced below (but not increased above) formula results at the discretion of the Committee.
Annual Discretionary Incentive Bonus	•	Cash bonuses awarded at the discretion of the Committee. The Committee may consider any circumstances it deems appropriate in	•	Provides the Committee with flexibility to reward individual performance not reflected in formulaic metrics.
		awarding these discretionary bonuses.	•	Focus employees on performance.
			•	Reviewed annually for individual contribution in context of Company performance – and internal pay equity and external benchmarking.
LONG-TERM COMPENSATION:

Long-Term Incentive Program	•	A long-term incentive program using a combination of stock appreciation rights and time-vested and performance-based awards. The performance-based awards are subject to a multi-year performance period, currently based on growth in EBITDA and ROIC targets.	• • •	Focus on long-term Company performance and long-term success. Retention. Employee alignment with stockholders via performance goals and stock ownership.

PROGRAM		DESCRIPTION		OBJECTIVES

OTHER EXECUTIVE BENEFITS:
Retirement Programs	•	Company offers an ERISA-qualified defined contribution plan, a non-qualified plan designed to restore benefits that would have otherwise been received by participants but for applicable IRS limits, and pension retirement plans for designated employees located outside the U.S.	• • •	Attract qualified employees. Retention. Provide vehicle for retirement.

Perquisites	•	Company-provided automobiles and related insurance and maintenance (or, alternatively, an allowance for the same).	•	Attract qualified employees.
	•	Relocation benefits.
Other Benefits	•	Medical, dental, vision, life insurance, short and long-term disability, employee assistance program, employee stock purchase plan, and other benefits.	• • •	Attract qualified employees. Retention. Provide competitive benefits to employees.

Other Key Compensation Features

•	No tax gross-ups for Executive Employment Continuity Agreements.

•	Double trigger required for receipt of cash severance payments.

•	Executives and directors are subject to stock ownership guidelines.

•	Benchmarking process is used for compensation determinations.

•	Metrics based on Company and executive performance.

Compensation Decisions During Fiscal Year 2012

In fiscal year 2012, the following compensation actions were taken:

•

Annual Cash Incentive Bonus (as defined in the Compensation Discussion & Analysis) was paid at 83% of target for NEOs holding Company-wide positions and 56% and 120% of target for Mr. Zoellner and Mr. Porter, respectively;

•	no Long-Term Cash Incentive (as defined in the Compensation Discussion & Analysis) payments were made to the NEOs for the performance period ending in fiscal year 2012;

•	each of the NEOs, other than Mr. Zoellner, received discretionary annual bonuses in recognition of their significant efforts and contributions to the Company in fiscal year 2012;

•

the NEOs were granted a combination of stock appreciation rights and performance-based and time-vested restricted stock units, with vesting of the performance-based stock units being determined based on cumulative three-year EBITDA and ROIC targets (each as defined in the Compensation Discussion & Analysis), subject to the Committee’s exercise of negative discretion based on the Company’s ranking in total stockholder return as compared to the members of the Peer Group;

•

Mr. Alvarado received supplemental equity grants in connection with his appointment to the position of President and CEO, and Ms. Smith received a supplemental equity grant in connection with her commencement of employment with the Company;

•	the NEOs received salary and/or promotional increases;

•

the Company entered into a retirement and transition agreement with Mr. Zoellner in connection with Mr. Zoellner’s transition from the role of an officer of the Company and eventual retirement from the Company, which included, among other benefits, a retirement bonus of $300,000, severance benefits and the accelerated vesting of certain outstanding equity awards held by Mr. Zoellner; and

•

the Compensation Committee undertook an evaluation of the Company’s overall compensation program which resulted in numerous changes to the Company’s compensation design for fiscal year 2013 as well as a change in the Compensation Committee’s independent compensation consultant from Ernst & Young LLP to Hay Group (as more fully described on page 36).

INFORMATION ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at our Annual Meeting, and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only stockholders of record on December 7, 2012 are entitled to notice of and to attend and/or vote at the Annual Meeting or any postponements or adjournments of the Annual Meeting. Each share of our common stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote.

Q:	How can I vote my shares?

A:	You can vote your shares in one of two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may vote your shares by signing, dating and returning the enclosed proxy card. For your convenience, you may also vote your shares by telephone or the Internet by following the instructions on the enclosed proxy card. Each of these procedures is explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you submit a proxy card in advance by telephone, Internet or mail. In this way, your shares of common stock will be voted as directed by you even if you are unable to attend the Annual Meeting.

Q:	May I change my vote?

A:	Yes. You may change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by taking any of the following actions:

•	by giving written notice to the Corporate Secretary of Commercial Metals Company at 6565 North MacArthur Boulevard, Suite 800, Irving, Texas 75039;
•	by subsequently executing and delivering a new proxy; or
•	by voting in person at the Annual Meeting.

Q:	How many shares must be present to conduct the Annual Meeting?

A:	We must have a “quorum” to conduct the Annual Meeting. A quorum is a majority of the outstanding shares of common stock entitled to vote at the meeting, present in person or by proxy. Abstentions and broker non-votes will be counted for the purpose of determining a quorum. On December 7, 2012, the record date for determining stockholders entitled to vote at the Annual Meeting, there were 116,448,898 shares of our common stock, par value $.01 per share, outstanding, not including approximately 12,611,766 treasury shares. There were no shares of our preferred stock outstanding on December 7, 2012.

Q:	How do I vote if I cannot attend the Annual Meeting in person?

A:	Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy.

By signing, dating and returning the enclosed proxy card in the postage-paid envelope provided or by voting your shares by telephone or via the Internet by following the instructions on the enclosed proxy card, you will enable Joseph Alvarado, Barbara R. Smith and Ann J. Bruder, each of whom is named on the proxy card as a “Proxy Holder,” to vote your shares at the Annual Meeting in the manner you indicate on your proxy card. When you vote your proxy, you can specify whether your shares should be voted for each of the nominees for director identified in Proposal 1, or you can withhold your vote on any or all of the director nominees. You can also specify how you want your shares voted with respect to Proposals 2, 3, 4 and 5, which are described elsewhere in this proxy statement.

Management of the Company is not aware of any matters other than those described in this proxy statement that may be presented for action at the Annual Meeting. If any other matters are properly presented at the Annual Meeting for consideration, the proxy holders will have discretion to vote for you on those matters.

Voting by Mail.    You can vote by mail by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting via the Internet.    You can vote your shares via the Internet by following the instructions provided on the proxy card. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. Voting by Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

Voting by Telephone.    You can vote your shares by telephone by following the instructions provided on the proxy card. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. Voting by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

Q:	May I vote in person at the Annual Meeting?

A:	Yes, you may vote your shares at the Annual Meeting if you attend in person and use a written ballot. However, if your shares are held in the name of a broker, trust, bank or other nominee, you must bring a legal proxy or other proof from that broker, trust, bank or nominee granting you authority to vote your shares directly at the Annual Meeting. If you vote by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by proxy by signing, dating and returning the proxy card.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuers Solutions, Inc., you are the “stockholder of record” of those shares, and this proxy statement and any accompanying documents have been provided directly to you by the Company. In contrast, if you purchased your shares through a broker or other financial intermediary, the broker or other financial intermediary will be the “stockholder of record” of those shares.

Generally, when this occurs, the broker or other financial intermediary will automatically put your shares into “street name,” which means that the broker or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the real or “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and any accompanying documents have been forwarded to you by your broker, bank or other holder of record.

Q:	What are broker non-votes?

A:	A broker non-vote occurs when a bank, broker or other fiduciary does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes are not counted as votes against a proposal or as abstentions, and will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal or the number of votes cast on a particular proposal. As described below, brokers will not have discretion to vote on the election of directors, the advisory vote on executive compensation, the proposal to approve the Commercial Metals Company 2013 Cash Incentive Plan or the proposal to approve the Commercial Metals Company 2013 Long-Term Equity Incentive Plan.

Q:	Will my shares be voted if I do not provide instructions to my broker?

A:

If you are the beneficial owner of shares held in a “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. Under applicable New York Stock Exchange (“NYSE”) rules, if you hold your shares through a bank or broker and your broker delivers this proxy statement to you, but you do not give instructions to the broker, the broker does not have the discretion to vote on the election of directors, the advisory vote on executive compensation, the proposal to approve the Commercial Metals Company 2013 Cash Incentive Plan or the proposal to approve the Commercial Metals Company 2013 Long-Term Equity Incentive Plan. THEREFORE, UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO THE BROKER HOLDING SHARES ON YOUR

BEHALF, THE BROKER WILL NOT HAVE DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES ON ANY OF THESE PROPOSALS. We strongly encourage you to vote your proxy or provide voting instructions to the broker so that your vote on these matters will be counted.

Under NYSE rules, if you hold your shares through a bank or broker and your broker delivers this proxy statement to you, but you do not give instructions to the broker, the broker will have the discretion to vote on the ratification of the appointment of Deloitte & Touche LLP.

Q:	What are the proposals and what is the required vote for each?

A: •	Proposal 1: Election of Directors. The Company’s second amended and restated bylaws provide for plurality voting for directors. Accordingly, this means that the three candidates receiving the highest number of FOR votes will be elected. A properly executed proxy card marked WITHHOLD with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee. An abstention or a broker non-vote on Proposal 1 will not have any effect on the election of directors and will not be counted in determining the number of votes cast.

•

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt Proposal 2. An abstention on Proposal 2 will have the same effect as a vote against Proposal 2. A broker non-vote will not have any effect on Proposal 2 and will not be counted.

•

Proposal 3: Advisory Vote on Executive Compensation. Proposal 3 is being submitted to enable stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers. The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt Proposal 3. An abstention on Proposal 3 will have the same effect as a vote against Proposal 3. A broker non-vote will not have any effect on Proposal 3 and will not be counted. Proposal 3 is an advisory vote only, and therefore it will not bind the Company or our Board. However, the Board and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

•

Proposal 4: Approval of the Commercial Metals Company 2013 Cash Incentive Plan. The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt Proposal 4. An abstention on Proposal 4 will have the same effect as a vote against Proposal 4. A broker non-vote will not have any effect on Proposal 4 and will not be counted.

•

Proposal 5: Approval of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan. The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt Proposal 5. An abstention on Proposal 5 will have the same effect as a vote against Proposal 5. A broker non-vote will not have any effect on Proposal 5 and will not be counted.

Q:	What are the recommendations of the Board of Directors?

A:	The Board recommends that you vote:

•	FOR Proposal 1 – the election of the three nominees for director nominated by the Board and named in this proxy statement;

•	FOR Proposal 2 – the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2013;

•	FOR Proposal 3 – the proposal to approve (on an advisory basis) the compensation of the Company’s named executive officers;

•	FOR Proposal 4 – the proposal to approve the Commercial Metals Company 2013 Cash Incentive Plan; and

•	FOR Proposal 5 – the proposal to approve the Commercial Metals Company 2013 Long-Term Equity Incentive Plan.

Q:	Who will count the votes?

A:	Votes will be counted by one or more independent inspectors of election appointed by the Company for the Annual Meeting.

Q:	What happens if the Annual Meeting is adjourned?

A:	If we adjourn the Annual Meeting, we will conduct the same business at the later meeting and the Board can decide to set a new record date for determining stockholders entitled to vote at the adjourned meeting, or decide to only allow the stockholders entitled to vote at the original meeting to vote at the adjourned meeting. According to the Company’s second amended and restated bylaws, when a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. However, if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally scheduled to take place, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board will fix a new record date for notice of such adjourned meeting and will give notice of the adjourned meeting to each stockholder entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Q:	Whom can I contact if I have questions?

A:	If you have any questions about the Annual Meeting or how to vote your shares, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Q:	Where can I find the voting results?

A:	We will report the voting results in a filing with the Securities and Exchange Commission (the “SEC”) on Form 8-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

On the basis of filings with the SEC and other information, we believe that based on 116,448,898 shares of our common stock issued and outstanding as of December 7, 2012, the following persons, including groups of persons, beneficially owned more than five percent (5%) of our outstanding common stock:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
High River Limited Partnership(1)	8,689,089	7.5%
c/o Icahn Capital LP 767 Fifth Avenue, 47 Floor New York, NY 10153
BlackRock Inc.(2)	8,219,354	7.1%
40 East 52nd Street New York, NY 10022

(1)	Based on the information provided pursuant to Amendment No. 7 to Schedule 13D filed with the SEC on April 18, 2012 (the “Icahn Schedule 13D/A”) by Carl C. Icahn and certain affiliated entities of Carl C. Icahn (collectively, the “Reporting Persons”). The Reporting Persons reported that (i) High River Limited Partnership, a Delaware limited partnership (“High River”) has sole voting and dispositive power with respect to 1,737,818 shares of common stock; (ii) Icahn Partners LP (“Icahn Partners”) has sole voting and dispositive power with respect to 2,705,058 shares of common stock; (iii) Icahn Partners Master Fund LP (“Icahn Master”) has sole voting and dispositive power with respect to 2,830,547 shares of common stock; (iv) Icahn Partners Master Fund II LP (“Icahn Master II”) has sole voting and dispositive power with respect to 982,177 shares of common stock; and (v) Icahn Partners Master Fund III LP (“Icahn Master III”) has sole voting and dispositive power with respect to 433,489 shares of common stock. Carl C. Icahn, by virtue of his relationship to High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, is deemed to beneficially own the shares of common stock which High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III directly beneficially own. According to the Icahn Schedule 13D/A, each of the Reporting Persons may have shared voting and/or dispositive power over all or some of such shares.

(2)	Based on the information provided pursuant to Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2012 (the “Blackrock Schedule 13G/A”) by BlackRock Inc. (“BlackRock”). BlackRock reported that it has sole voting and dispositive power with respect to 8,219,354 shares of common stock. The BlackRock Schedule 13G/A states that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock and that no one person’s interest in the common stock is more than five percent of the total outstanding common shares.

The following table sets forth information known to us about the beneficial ownership of our common stock by each director and nominee for director, our Chief Executive Officer (the “CEO”), our Chief Financial Officer (the “CFO”), the other executive officers included in the Summary Compensation Table, and all current directors and executive officers as a group based on 116,448,898 shares of our common stock issued and outstanding as of December 7, 2012. Unless stated otherwise in the notes to the table, each person named below has sole authority to vote and dispose of the shares listed.

Name	Owned Shares of Common Stock	Option Shares of Common Stock(1)	Total Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Harold L. Adams	25,200	42,000	67,200	*
James B. Alleman	17,589	39,150	56,739	*
Joseph Alvarado	24,975	—	24,975	*
Rhys J. Best	19,000	28,000	47,000	*
Ann J. Bruder	20,590	13,000	33,590	*
Robert L. Guido	26,173	28,000	54,173	*
Richard B. Kelson	5,000	28,000	33,000	*
Anthony A. Massaro	24,000	42,000	66,000	*
Rick J. Mills	10,200	—	10,200	*
Tracy L. Porter	47,317	24,270	71,587	*
Sarah E. Raiss	9,300	14,000	23,300	*
Barbara R. Smith	10,902	—	10,902	*
J. David Smith	35,762	42,000	77,762	*
Joseph Winkler	6,234	—	6,234	*
Robert R. Womack	100,683	42,000	142,683	*
Hanns K. Zoellner	127,424	106,090	233,514	*
All current directors and executive officers as a group (20 persons)	562,315	485,654	1,047,969	0.9%

*	Less than one percent

(1)	Represents shares subject to options exercisable within 60 days of December 6, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires directors, executive officers and beneficial owners of more than ten percent (10%) of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and any of our other equity securities. Based solely upon our review of the copies of such forms received by us or written representations that no other forms were required from reporting persons, we believe that all such reports, except for a single Form 4 for Louis A. Federle related to accelerated restricted stock awards granted to Mr. Federle upon his permitted early retirement, were submitted on a timely basis during the fiscal year ended August 31, 2012.

PROPOSAL 1

ELECTION OF DIRECTORS

Our restated certificate of incorporation divides the Board into three classes. The term of office of the Class III directors expires at this Annual Meeting. On June 25, 2012, Robert R. Womack, who turned 75 on July 1, 2012, communicated with the Board and it was concluded that, in accordance with the mandatory retirement age set forth in the Company’s Corporate Governance Guidelines, he will retire at the Annual Meeting after fourteen years of loyal and distinguished service to the Company. In addition, on June 25, 2012, the Board, pursuant to applicable provisions of the Company’s restated certificate of incorporation and second amended and restated bylaws, voted to increase the size of the Board from ten persons to eleven persons, and appointed

Mr. Joseph Winkler to serve as a director of the Company, effective June 25, 2012. Mr. Winkler was appointed to fill the newly created vacancy as a Class II director (increasing the size of Class II from three to four directors). The seat on the Board currently held by Mr. Womack will automatically, without any further action by the Company or by the Board, be eliminated concurrently with Mr. Womack’s retirement at the Annual Meeting, and at such time the size of the Board will be automatically reduced from eleven persons to ten persons, and the number of Class I Directors will be automatically reduced from four persons to three persons.

With the announcement of Robert R. Womack’s retirement from the Board of Directors effective as of the Annual Meeting, and in connection with the Board’s succession planning, the Nominating and Corporate Governance Committee initiated a search process to select director candidates to replace directors who would retire in the next two years, including Mr. Womack. The Nominating and Corporate Governance Committee engaged Russell Reynolds Associates to facilitate a search for director candidates and took into account many factors including, but not limited to, requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of our Company as a large globally-operated, publicly-traded company in today’s business environment; each candidate’s understanding of the Company’s businesses and the metals industry and markets; the individual’s professional expertise and educational background; the individual’s ethics, integrity, values, inquisitive and objective perspectives, practical wisdom, judgment and availability; and other factors that promote diversity of thought, views and experience. Candidates were evaluated by a sub-committee of the Nominating and Corporate Governance Committee and were interviewed through a series of meetings with directors and executive management. Background reviews of each candidate were conducted by an independent professional agency specializing in the performance of such background reviews. The Nominating and Corporate Governance Committee evaluated each individual in the context of the Board as a whole, with the objective of recommending the director candidate that would be the most likely of the candidate slate to best achieve the success of the business and represent stockholder interests through the exercise of sound judgment. Mr. Winkler was selected from a slate of qualified candidates for election to our Board. The Nominating and Corporate Governance Committee recommended Mr. Winkler to the Board, and the Board appointed Mr. Winkler as a director effective as of June 25, 2012 to fill the Class II seat added to the Board.

There are three Class III nominees standing for election at the Annual Meeting. The term of the three Class I directors ends at the 2014 annual meeting of stockholders, and the term of the four Class II directors ends at the 2015 annual meeting of stockholders. Proxies cannot be voted for the election of more than three persons to the Board at the Annual Meeting.

Each nominee named in this proxy statement has consented to being named in this proxy statement and to serve if elected. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for the person, if any, designated by our Board to replace such nominee. However, the Company has no reason to believe that any nominee will be unavailable. All of the director nominees, as well as the continuing directors, plan to attend this year’s Annual Meeting. At the 2012 annual meeting, all of our current directors were in attendance. The following tables set forth information about the nominees and the continuing directors.

DIRECTOR NOMINEES

Name, Principal Occupation and Other Information	Age	Served as Director Since
Class III – Term to Expire in 2013
Rhys J. Best	66	2010
Engaged in private investments and Managing Partner of SEREN Holdings LTD, a Texas limited partnership primarily involved in investments

Business Experience:    Mr. Best has been engaged in private investments since June 2007. From 1999 until June 2004, Mr. Best served as Chairman of the board of directors, President and CEO of Lone Star Technologies, Inc., a company engaged in producing and marketing casing, tubing, line pipe and couplings for the oil and gas, industrial, automotive and power generation industries until its acquisition by United States Steel Corporation in June 2007, and from June 2004 to June 2007, Mr. Best served as Chairman of the board of directors and CEO of Lone Star Technologies, Inc.

Other Board Experience:    Mr. Best serves as Chairman of Crosstex Energy, L.P. and has been appointed to serve a two-year term as non-executive Chairman of Austin Industries, Inc. commencing November 29, 2012. He is a director of Trinity Industries, Inc., Cabot Oil & Gas Corporation and MRC Global, Inc.

Qualifications:    Mr. Best brings to the Board chief executive leadership and business management experience, as well as strong business acumen and financial and strategic planning expertise. His service on the boards of directors of other publicly traded companies provides our Board with a broad perspective and experience in the areas of management, operations and strategy, as well as additional perspective on the Company’s operations, including its international operations and steel manufacturing.

Richard B. Kelson	66	2010

Chairman, President and CEO of ServCo, LLC

Business Experience:    Since July 2009, Mr. Kelson has been the Chairman, President and CEO of ServCo, LLC, a strategic sourcing company. Mr. Kelson was an operating advisor of Pegasus Capital, a private equity investment firm, from September 2006 to March 2010. From 1974 to August 2006, Mr. Kelson served in a variety of capacities at Alcoa, Inc., a producer of primary aluminum, fabricated aluminum and alumina, including Chairman’s Counsel from January 2006 to August 2006 and Executive Vice President and Chief Financial Officer from 1997 to December 2005.

Other Board Experience:    Mr. Kelson is a director of MeadWestvaco Corporation, PNC Financial Services Group, Inc., Ecovative Design LLC and Shale-Inland, and he is a former director of Lighting Science Group Corporation.

Qualifications:    Mr. Kelson brings significant financial and business knowledge and leadership experience to our Board. His past service as an operating advisor provides the Board with valuable contributions in the areas of mergers and acquisitions, capital deployment and other major financial decisions. His service as a leader of a global integrated aluminum manufacturer provides additional perspective on the Company’s global industrial and manufacturing operations. His service on the boards of directors of other publicly traded companies provides our Board with a broad perspective and experience in the areas of management, operations and strategy.

Name, Principal Occupation and Other Information	Age	Served as Director Since

Rick J. Mills	65	2012
Retired – Former Corporate Vice-President and President of Components Group of Cummins, Inc.

Business Experience:    Mr. Mills served as the Corporate Vice-President and President of Components Group of Cummins, Inc., a manufacturer of service engines and related technologies, from 2005 to 2008. Mr. Mills spent over 37 years with Cummins, serving in a variety of financial roles before being named Vice President and General Manager of Atlas Inc., a former Cummins business that manufactured engine components, in 1988. He then served as President of Atlas from 1990 to 1993, Vice President of the Pacific Rim and Latin America operations for Cummins Filtration (formerly Fleetguard Inc.) from 1993 to 1996, Corporate Controller of Cummins, Inc. from 1996 to 2000 and Vice-President and Group President of Filtration of Cummins, Inc. from 2000 to 2005.

Other Board Experience: Mr. Mills is currently a director of Flowserve Corporation and is a former director of Gerdau Ameristeel and Rohm and Haas Company.

Qualifications:    Mr. Mills brings to the Board significant leadership, operational and strategic experience gained in his 37 years at Cummins, Inc. in a variety of financial, managerial and executive positions. Mr. Mills has significant international experience from his leadership roles of the Pacific Rim and Latin America operations at Cummins, which provides the Board valuable insight into the Company’s international operations and strategy. In addition, Mr. Mills’ experience as a director of an international manufacturer and an international steel producer and recycler brings valuable corporate leadership and strategy development knowledge to the Board.

DIRECTORS CONTINUING IN OFFICE

Name, Principal Occupation and Other Information	Age	Served as Director Since
Class I – Term to Expire in 2014
Robert L. Guido	66	2007

Retired – Former Vice Chair and Chief Executive Officer of Ernst & Young’s Assurance and Advisory Practice

Business Experience:    During Mr. Guido’s 38-year career with Ernst & Young, most recently serving as Vice Chair and Chief Executive Officer of Ernst & Young’s Assurance and Advisory Practice, he worked with clients in many industries, from privately held companies to some of the firm’s largest global companies. In addition to client facing roles, he co-chaired the firm’s Global Client Steering Committee, which was comprised of the firm’s most senior partners who work with global clients, and served as the Vice-Chair of the audit practice and the Regional Partner in charge of human resources.

Other Board Experience:    Mr. Guido is a director of Bally Technologies, Inc. and is a director and Chairman of the Audit/Finance Committee of North Highland Consulting, a privately held company based in Atlanta, Georgia and engaged in management consulting services. Mr. Guido is serving a three-year term on the Public Company Accounting Oversight Board’s (“PCAOB”) Standing Advisory Group, which provides the PCAOB with input on its standard-setting process. Mr. Guido also serves on the Risk Advisory Council of the National Association of Corporate Directors.

Qualifications:    Mr. Guido brings to the Board a significant level of financial and accounting expertise, as well as extensive experience in mergers and acquisitions, which he developed throughout his 38-year career at Ernst & Young. His service at Ernst & Young as a senior advisory and engagement partner to numerous global companies provides him with an in-depth understanding of the range of issues facing global companies. Mr. Guido is experienced at engaging senior management and boards in discussions encompassing key business issues such as strategy, financing alternatives, acquisitions, restructuring and personnel matters. He also brings to the Board important knowledge of and experience with the SEC and PCAOB from his prior dealings with these agencies as a public accountant. Mr. Guido has a valuable background in corporate governance, audit committee best practices and enterprise risk management based on his experiences as a public accountant, guest lecturer and author on enterprise risk management.

Sarah E. Raiss	55	2011

Retired – Former Executive Vice President Corporate Services, TransCanada Corporation, Calgary, Alberta, Canada

Business Experience:    Ms. Raiss was employed by TransCanada Corporation, a North American energy infrastructure company, from 1999 to 2011, most recently serving as Executive Vice President, Corporate Services, from 2002 to 2011 and as Executive Vice President, Human Resources and Public Sector Relations, from 2000 to 2002. Prior to her employment with TransCanada, Ms. Raiss served in various engineering, operations, strategic planning and marketing positions in the telecommunications industry at Ameritech Corporation and its subsidiary, Michigan Bell.

Other Board Experience:    Ms. Raiss is a director of Shoppers Drug Mart, Canadian Oil Sands, Alberta Electric System Operator and Calgary Petroleum Club and she serves as Calgary Chapter Chair of the Institute of Corporate Directors (Canada). She is a former director of MicroPlanet Technologies Corporation, a TSX Venture Exchange Company, at which Ms. Raiss assisted in establishing a governance framework as it became publicly traded.

Qualifications:    Ms. Raiss brings to our Board strong business acumen and business management experience, as well as functional expertise in strategic planning, merger integration, human resources and corporate governance, all gained through her management and board experiences at significant industrial enterprises. Her service as Executive Vice President, Corporate Services

Name, Principal Occupation and Other Information	Age	Served as Director Since

of TransCanada Corporation and director of Shoppers Drug Mart provide our Board with additional perspective on corporate strategy and opportunities for current and future operations. In addition, Ms. Raiss has received an Institute of Corporate Directors professional designation and has completed courses at Harvard on “Making Boards More Effective” and at University of Pennsylvania’s Wharton School of Business on “Creating Value Through Finance.”

J. David Smith	63	2004

Retired – Former Chairman, President and Chief Executive Officer, Euramax International, Inc.; Currently serving as non-executive Chairman of Nortek, Inc.

Business Experience:    Mr. Smith served as Chairman, President and Chief Executive Officer of Euramax International, Inc., an international producer of aluminum, steel, vinyl, copper and fiberglass products for construction and transportation markets, from 1996 to 2008. In 2011, Mr. Smith served as Interim Chief Executive Officer of Nortek, Inc. Prior thereto, he served as President of Alumax Fabricated Products, Inc. from 1989 to 1996, and held numerous senior operating roles in its predecessor companies from 1972 to 1989.

Other Board Experience:    Mr. Smith serves as a director and a member of the Audit Committee of Houghton International Inc., and as Chairman and a member of the Audit and Compensation Committees of Siamons International, Inc.

Qualifications:    Mr. Smith brings to our Board managerial and operational expertise gained through his broad experience in managing and leading a significant industrial and manufacturing enterprise. His service as the Chairman, President and Chief Executive Officer of Euramax International, Inc. provides our Board with additional international and strategic perspectives. Mr. Smith’s interim leadership position at Nortek, as well as his service on Nortek’s board, have provided him with valuable management, governance and leadership experience that he brings to our Board. In addition, his service on several boards of international companies provides him with international experience and enables him to make valuable contributions to our international growth strategies.

Name, Principal Occupation and Other Information	Age	Served as Director Since
Class II – Term to Expire in 2015
Harold L. Adams	73	2004
Chairman Emeritus of RTKL Associates Inc.

Business Experience:    Mr. Adams serves as Chairman Emeritus of RTKL Associates Inc., a global design firm, a position he has held since April 2003. Prior thereto, he served for 36 years as Chairman, President and Chief Executive Officer of RTKL Associates Inc.

Other Board Experience: Mr. Adams is a director of Legg Mason, Inc., Lincoln Electric Holdings, Inc. and Dewberry Inc., a private engineering company.

Qualifications:    Mr. Adams has accumulated broad experience in managerial and leadership matters in over 36 years of service as Chairman, President and Chief Executive Officer of an international architecture firm. Mr. Adams brings to the Board extensive knowledge of the construction industry, having served as Chairman of The Design-Build Institute of America and as a member of the National Academy of Construction. His service on the Board of Directors of other publicly traded companies provides our Board with additional perspective on the Company’s operations and in the areas of management, operations and strategy. In addition, Mr. Adams has served as a leader on U.S. business advisory councils with Korea and China and the Services Policy Advisory Board to the U.S. Trade Negotiator and is Chairman of the Governor’s International Advisory Council for the State of Maryland. In these roles, Mr. Adams worked in many major international markets in a myriad of economic climates and cultures.

Name, Principal Occupation and Other Information	Age	Served as Director Since

Joseph Alvarado	60	2011

President and CEO of Commercial Metals Company

Business Experience:    Mr. Alvarado joined the Company in April 2010 as Executive Vice President and Chief Operating Officer. He was named President and Chief Operating Officer in April 2011, and in June 2011, he was appointed President and CEO effective September 1, 2011. He was appointed to our Board on September 1, 2011. Prior to joining Commercial Metals Company, Mr. Alvarado served as President and Chief Operating Officer at Dallas, Texas-based Lone Star Technologies, Inc., a company engaged in producing and marketing casing, tubing, line pipe and couplings for the oil and gas, industrial, automotive and power generation industries from 2004 through 2007. He held such positions until United States Steel Corporation, a steel manufacturer, named him President of U.S. Steel Tubular Products in June 2007 after completing its acquisition of Lone Star Technologies, Inc. and its related companies, a position he held until March 2009. Mr. Alvarado began his career in steelmaking at Inland Steel Company in 1976, serving in various capacities until he was promoted to President in 1995. Subsequently, Mr. Alvarado served as Executive Vice President-Commercial at Birmingham Steel Company from 1997 to 1998. In 1998, Mr. Alvarado joined Ispat North America Inc. as Vice President-Long Products Sales and Marketing, where he served until joining Lone Star Technologies in 2004.

Other Board Experience:    Mr. Alvarado is a director of Spectra Energy Corp.

Qualifications:    Mr. Alvarado has extensive experience in the metals, trading and manufacturing industries, which provides him with a keen understanding of the Company’s industry and customer and consumer dynamics. Mr. Alvarado’s vast experience in the steel industry has provided him with valuable knowledge of accounting, sales, manufacturing, planning and operations, all of which are relevant to his leadership of the Company and his service on the Board. His experience in domestic and global, integrated and minimill, and flat and long products further qualify him to lead the Company and serve on our Board. His service as our President and CEO as well as a director provides the Board with significant perspective on our global operations. His in-depth knowledge of the Company’s strategic priorities and operations enable him to provide valuable contributions and facilitate effective communication between management and the Board. His role as President and CEO also enables him to provide important contributions to strengthening the Company’s leadership, operations, strategy, growth and long-range plans.

Anthony A. Massaro	68	1999

Retired – Former Chairman, President and Chief Executive Officer of Lincoln Electric Holdings, Inc.

Business Experience:    Mr. Massaro served as President and Chief Executive Officer of Lincoln Electric Holdings, Inc., a manufacturer of welding and cutting equipment, from 1996 to January 2005, and as Chairman from May 1997 to October 2005. Prior to becoming Chief Executive Officer of Lincoln Electric, he served as President and Chief Operating Officer and also as President of both Lincoln Europe and Lincoln International. Prior to joining Lincoln Electric in 1993, Mr. Massaro served as a Group President of Westinghouse Electric Corporation, which he joined in 1967. Prior to his service as a Group President, he served as Westinghouse’s Executive Vice President for the Industrials and Environmental Group and held a series of engineering and management positions in Westinghouse’s nuclear, international and automation divisions.

Other Board Experience:    Mr. Massaro serves as a director of PNC Financial Services Group, Inc. and USG Energy. He is a former director of Thomas Industries.

Name, Principal Occupation and Other Information	Age	Served as Director Since

Qualifications:    Mr. Massaro has broad experience in leading a significant industrial enterprise, particularly with respect to international operations and business management. His service as the Chairman, President and Chief Executive Officer of Lincoln Electric Holdings, Inc. provides the Board with strong global business acumen and financial and strategic planning expertise. His strong international background provides our Board with additional perspective on corporate strategy and opportunities for current and future international operations. In addition, his public company directorship service provides our Board with experience in the areas of management, operations and strategy and provides additional perspective on the Company’s operations.

Joseph Winkler	61	2012

Chairman and Chief Executive Officer of Complete Production Services, Inc.

Business Experience:    Mr. Winkler served as the Chairman and Chief Executive Officer of Complete Production Services, Inc., an oilfield services provider, from March 2007 to February 2012. Prior thereto, Mr. Winkler served as President and Chief Executive Officer of Complete Production Services, Inc. from March 2005 to March 2007. Prior to joining Complete Production Services, Inc., Mr. Winkler was an executive for National Oilwell Varco and several of its predecessor entities from April 1996 to March 2005.

Other Board Experience:    Director of Dresser-Rand (DRC), Hi-Crush Partners LP and Petroleum Equipment Suppliers Association.

Qualifications:    Mr. Winkler brings to the Board significant leadership, operational and strategic experience gained from his service as Chairman and Chief Executive Officer of Complete Production Services, Inc. and his executive experience at National Oilwell Varco and its predecessors. His public-company board of directors service provides our Board with valuable corporate leadership, governance and strategy development knowledge.

There is no family relationship between any of the directors, executive officers, or any nominee for director.

Vote Required

Directors are elected by plurality vote, and cumulative voting is not permitted.

The Board recommends a vote FOR the election of the nominees for director named above: Rhys J. Best, Richard B. Kelson, and Rick J. Mills.

CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

Director Independence.    Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Ms. Raiss and Messrs. Adams, Best, Guido, Kelson, Massaro, Mills, Smith and Winkler are independent, as “independence” is defined by the listing standards of the NYSE, because they have no direct or indirect material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) that would cause the independence requirements of the NYSE listing standards to not be satisfied.

Board Leadership Structure.    Currently, Mr. Massaro serves as the Chairman of the Board and Mr. Alvarado is the President and CEO. Effective January 1, 2013, the Board has appointed Mr. Alvarado to serve as Chairman of the Board and Mr. Massaro to serve as Lead Director. In appointing Mr. Alvarado as Chairman of the Board, the independent directors have concluded that the most effective leadership structure for the Company at the present time is for Mr. Alvarado to serve as both CEO and as Chairman of the Board. The Board made this determination in light of Mr. Alvarado’s service to the Company and his leadership during the Company’s significant financial improvement. His myriad of experience within the Company’s industry afford him a broad and uniquely well-informed perspective on the Company’s business, as well as substantial insight into the trends and opportunities that can affect the Company’s future. As discussed further below, the Lead Director is responsible for providing leadership to the Board when circumstances arise in which the joint role of the Chairman and CEO may have been, or may have been perceived to be, in conflict and chairing those Board sessions that are attended only by independent directors. The Company believes Mr. Alvarado holding the joint role of Chairman and CEO is an appropriate structure as it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company’s strategy and business plans. The combination of the Chairman and CEO roles is balanced by the appointment of Mr. Massaro as Lead Director, as well as the high majority of the Board being comprised of independent directors. Additionally, the Board believes that having a Lead Director as part of its leadership structure promotes greater management accountability and ensures that directors have an independent contact on matters of concern to them.

Lead Director.    When considered appropriate, our corporate governance guidelines permit the designation of a Lead Director for a two-year term by the majority vote of independent directors. As discussed above, the Board has appointed Mr. Massaro as Lead Director effective as of January 1, 2013. The responsibilities of the Lead Director include (i) convening and presiding over executive sessions attended only by independent or independent and non-employee directors, (ii) communicating to the CEO the substance of discussions held during those sessions to the extent requested by the participants, (iii) serving as a liaison between the Chairman of the Board and the Board’s independent directors on sensitive issues, (iv) consulting with the Chairman of the Board on meeting schedules and agendas in order to assure that sufficient time is available for discussion of agenda items, (v) consulting with the Chairman of the Board regarding materials to be sent to the Board, including the format and adequacy of information, (vi) consulting with the Chairman of the Board to assure the effectiveness of the Board meeting process and (vii) presiding at meetings of the Board in the event of the Chairman of the Board’s unavailability. The Lead Director is also available to receive direct communications from stockholders through Board approved procedures and may periodically, as directed by the Board, be asked to speak for the Company or perform other responsibilities.

Board Role in Risk Oversight.    Management has responsibility for managing overall risk to the enterprise. Our Board assesses the enterprise-level risks that face the Company from a strategic point of view and reviews options for risk mitigation. The responsibility to review and assess such risk exposure includes reviewing regulatory, safety, environmental and financial matters, contingent liabilities, and other risks which may be material to the Company, as well as the activities of management in identifying, assessing and mitigating against business, commercial, regulatory, operational, financial and other risks associated with the Company’s products and services. The President and CEO periodically reports to the Board on his and management’s assessment of risks impacting the Company. The Audit Committee, discussed below, has the responsibility to review the Company’s major financial reporting risks or exposures and to assess the steps taken by management to monitor and control such risks and exposures. The Audit Committee’s review of these risks and exposures include, but are not limited to: (i) insurance; (ii) any special-purpose entities, complex financing transactions and related off-balance sheet accounting matters; and (iii) legal matters that may significantly impact the Company’s financial statements or risk management. In addition, the Finance Committee provides ongoing guidance and oversight of transactions involving financing, investments, and merger and acquisition activity. Both of these committees provide the Compensation Committee with a perspective on the relationship between compensation and risk, which the Compensation Committee uses in its evaluation of management compensation in order to ensure management’s continued focus on growth in shareholder value without incentivizing undue risk.

Corporate Governance Guidelines and Code of Ethics.    Our Board has adopted corporate governance guidelines. Our Corporate Governance Guidelines reflect the principles by which we operate. From time to time, the Nominating and Corporate Governance Committee and the Board review and revise our Corporate Governance Guidelines in response to regulatory requirements and evolving best practices. We have also adopted a Code of Conduct and Business Ethics (the “Code of Conduct”), which applies to all of our directors, officers and employees. In addition, we have adopted a separate Financial Code of Ethics which is applicable to our CEO, CFO, Corporate Controller and any other officer who may function as a Chief Accounting Officer. We intend to post any amendments to or waivers from our Financial Code of Ethics and our Code of Conduct on our website to the extent applicable to our CEO, CFO, Corporate Controller, and any other officer who may function as a Chief Accounting Officer or a director. Our Corporate Governance Guidelines, the Code of Conduct, the Financial Code of Ethics and other information are available at our website, www.cmc.com, and such information is available in print to any stockholder without charge, upon request to Commercial Metals Company, 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039, Attention: Corporate Secretary, or by calling (214) 689-4300.

Stockholder Communications.    Interested parties may communicate with the non-executive Chairman of the Board or, from and following January 1, 2013, the Lead Director, or any of the non-employee and independent directors by submitting a letter addressed to their individual attention or to the attention of non-employee directors c/o Corporate Secretary at P.O. Box 1046, Dallas, Texas 75221.

Meetings of the Board.    During the fiscal year ended August 31, 2012, the entire Board met sixteen times, of which six were regularly scheduled meetings and ten were special meetings. All directors attended at least seventy-five percent (75%) or more of the meetings of the Board and of the committees on which they served. We expect all directors and nominees to attend the Annual Meeting. All directors attended the 2012 annual meeting.

Executive Sessions.    As required by the NYSE listing standards, non-employee and independent directors regularly schedule executive sessions in which they meet without the presence of employee directors or management. The presiding director at such executive sessions is the non-executive Chairman of the Board or, from and following January 1, 2013, the Lead Director. In fiscal year 2012, all of the non-employee directors, which includes all members of the Board other than Mr. Alvarado, held six non-employee director sessions in connection with each Board of Directors meeting and one stand-alone meeting.

Board Committees

We have four standing board committees: Audit, Compensation, Nominating and Corporate Governance and Finance. Membership of each of these committees is comprised entirely of independent directors. The Board has adopted charters for each of these committees describing the authority and responsibilities delegated to each committee by the Board. All committee charters are available at our website, www.cmc.com, and available in print to any stockholder without charge, upon request to Commercial Metals Company, 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039, Attention: Corporate Secretary, or by calling (214) 689-4300.

Audit Committee.    The Board has a standing Audit Committee that performs the activities more fully described in the Audit Committee Report on page 57. At the beginning of fiscal year 2012, the members of the Audit Committee were Messrs. Guido (Chairman), Adams, Massaro, Neary, Smith and Ms. Raiss. Effective November 7, 2011, the members of the Audit Committee are Messrs. Adams, Guido, Massaro, and Womack and effective January 1, 2012, Mr. Mills was appointed to the Audit Committee. Mr. Guido remains the Chairman of the Audit Committee. During the fiscal year ended August 31, 2012, the Audit Committee met seven times.

Compensation Committee.    The Board has a standing Compensation Committee that is responsible for the matters described in the Compensation Committee’s charter, including (i) annually reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, (ii) evaluating the performance of the CEO and the other executive officers in light of those goals and objectives and (iii) determining and approving the CEO’s compensation based on this evaluation as well as setting the compensation of the other executive officers following a review with the CEO of the CEO’s evaluation, recommendations and decisions as to the performance and compensation of the other executive officers. Additional responsibilities of the Compensation Committee are (i) to assist the Board in the discharge of its responsibilities relating to the establishment, administration and monitoring of fair and competitive compensation and benefits programs for our executive officers and other executives, (ii) to make recommendations to the Board with respect to incentive compensation plans, equity based plans and other compensation and benefits programs that are subject to Board approval, (iii) to administer the Company’s incentive compensation, stock option and other equity based plans, including approving option guidelines and grants, making, modifying, substituting or canceling grants, designating participants, interpreting the plans and programs, determining plan and program rule and regulations, and imposing limitations, restrictions and conditions upon any award, (iv) to review and make recommendations to the Board regarding any employment, severance, change in control or separation agreement, or any deferred compensation arrangement, to be entered into with any executive officer, (v) to review and discuss with management the Compensation Discussion and Analysis (“CD&A”) included in the proxy statement and, based on such review and discussion, recommend to the Board that such CD&A be included in the annual report on Form 10-K and the proxy statement, (vi) to prepare the Compensation Committee Report for inclusion in the proxy statement, (vii) to conduct a Compensation Committee self-assessment annually and (viii) to annually review the Compensation Committee’s charter. At the beginning of fiscal year 2012, the members of the Compensation Committee were Messrs. Smith (Chairman), Best, Guido, Kelson, Massaro and Womack. Effective November 7, 2011, the members of the Compensation Committee are Messrs. Smith, Best, Kelson, and Ms. Raiss. Mr. Smith remains the Chairman of the Compensation Committee. The Compensation Committee met eleven times during the fiscal year ended August 31, 2012. For a further discussion of the Compensation Committee’s role in executive officer compensation, the role of executive officers in determining or recommending the amount or form of executive compensation and the Compensation Committee’s engagement and use of independent third-party compensation consultants, please see the “Compensation Discussion and Analysis” section of this proxy statement.

Nominating and Corporate Governance Committee.    The Board has a standing Nominating and Corporate Governance Committee that is responsible for the matters described in the Nominating and Corporate Governance Committee’s charter including, (i) identifying and making recommendations as to individuals qualified to be nominated for election to the Board and Board committees, (ii) monitoring developments in corporate governance matters and overseeing compliance with statutes, rules and regulations relating thereto, including reviewing, assessing and making recommendations to the Board with respect to our corporate governance guidelines, (iii) overseeing and recommending compensation of non-employee directors, (iv) overseeing the annual self-evaluation of the performance of the Board and management, (v) reviewing management succession planning, including reviewing and considering candidates for executive officer succession, and (vi) other corporate governance matters. At the beginning of fiscal year 2012, the members of the Nominating and Corporate Governance Committee were Messrs. Kelson (Chairman), Adams, Best, Guido, Massaro, Neary, Smith, Womack and Ms. Raiss. Effective November 7, 2011, the members of the Compensation Committee are Ms. Raiss and Messrs. Guido, Kelson and Massaro. Mr. Kelson remains the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met six times during the fiscal year ended August 31, 2012.

Finance Committee.    The Board has established a standing Finance Committee that is responsible for the matters described in the Finance Committee’s charter, including reviewing and making recommendations to the Board with respect to (i) potential strategic transactions including mergers, acquisitions, divestitures, joint ventures and other investments and proposed major capital expenditures along with reviewing the performance of the forgoing, (ii) our cash position, capital structure and strategies, financing strategies, debt arrangements and insurance coverage matters, (iii) our dividend policy, stock splits and stock repurchases and debt arrangements, (iv) the issuances, as appropriate, of debt or equity securities and (v) the adequacy of the funding of our funded retirement plans and welfare benefits plans (other than those plans maintained pursuant to a collective agreement that names a joint administrative board as the governing plan fiduciary) in terms of our corporate purposes and objectives. The Finance Committee also conducts annually an evaluation of its own performance and, in light of this, considers changes in the membership, charter or procedures of the committee. At the beginning of fiscal year 2012, the members of the Finance Committee were Messrs. Adams, Best (Chairman), Kelson, Neary and Womack. Effective November 7, 2011, the members of the Finance Committee are Messrs. Adams, Best, Smith and Womack, and effective June 25, 2012, Mr. Winkler was appointed to the Finance Committee. Mr. Best remains the Chairman of the Finance Committee. The Finance Committee met four times during the fiscal year ended August 31, 2012.

Selection of Nominees for Election to the Board.    The Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for directors. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of stockholders. Director candidates must also have an inquisitive and objective perspective, practical wisdom and mature judgment. In addition to considering these qualifications, the Nominating and Corporate Governance Committee will consider such relevant factors as it deems appropriate, including the current composition of our Board, the evaluations of other prospective nominees, and the need for any required expertise on our Board or one of its committees. The Nominating and Corporate Governance Committee also contemplates multiple dynamics that promote and advance diversity among the members of our Board. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, the Nominating and Corporate Governance Committee considers a number of factors regarding diversity of personal and professional backgrounds (both domestic and international), national origins, specialized skills and acumen, and breadth of experience in industry, manufacturing, financing transactions, and business combinations. Dedication of sufficient time, energy and attention to insure diligent and effective performance of their duties is expected of directors. Directors should be committed to serve on our Board for an extended period of time, if elected by stockholders. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders on the same basis that it evaluates other nominees for director. In order for the Nominating and Corporate Governance Committee to consider persons recommended by stockholders for inclusion as nominees for election to our Board, stockholders should submit the names, biographical data and qualifications of such persons in writing in a timely manner addressed to the attention of the Nominating and Corporate Governance Committee and delivered to the Corporate Secretary of Commercial Metals Company at P.O. Box 1046, Dallas, Texas 75221. A stockholder wishing to formally nominate a director for election at a stockholder meeting must comply with the provisions in the Company’s second amended and restated bylaws addressing stockholder nominations of directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the following section of this proxy statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2012.

J. David Smith (Chairman)

Rhys J. Best

Richard B. Kelson

Sarah E. Raiss

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Company manufactures, recycles and markets steel and metal products, related materials and services through a network including steel minimills, steel fabrication and processing plants, construction-related product warehouses, a copper tube minimill, metal recycling facilities and marketing and distribution offices in the United States and in strategic international markets. The CMC Americas Division operates utilizing three segments: Americas Recycling, Americas Mills and Americas Fabrication. The CMC International Division operates utilizing two segments: International Mill (comprised of all mill, recycling and fabrication operations located outside of the U.S.) and International Marketing and Distribution (which includes all marketing and distribution operations located outside the U.S. as well as two U.S.-based trading and distribution divisions, CMC Cometals, located in Fort Lee, New Jersey and CMC Cometals – Steel, located in Irving, Texas).

In order to compete effectively in the steel and metal products industry, it is critical that we attract and retain motivated leaders who can best position the Company to deliver financial and operational results for the benefit of our stockholders. We believe that we achieve this objective through our executive compensation program, which is administered by the Compensation Committee of the Board of Directors (the “Committee”).

The Committee, with the assistance of its independent compensation consultant, engages in an ongoing review of the Company’s executive compensation program to ensure that it supports the Company’s compensation policy and ultimately serves the best interests of our stockholders. Following are highlights of the Company’s corporate governance framework, which the Committee believes reinforces our pay for performance environment:

•

No Tax Gross-Ups Under Executive Employment Continuity Agreements.    The Company does not provide for excise tax gross-ups under the Executive Employment Continuity Agreements. Under these agreements, if we determine that the payments to an executive under the Company’s change in control agreement, combined with any other payments or benefits to which the executive may be entitled, would result in the imposition on the executive of an excise tax, we are required to either (i) reduce such payments to the maximum amount which would not result in imposition of an excise tax or (ii) make such payments to the executive if, even after the executive’s payment of the excise tax, the executive would receive a larger net amount.

•

Double Trigger Required for Receipt of Cash Severance Payments.    The Company’s change in control agreements contain a “double trigger” in that there must be present both a change in control and a qualifying termination of the executive in order to trigger cash severance payments under these agreements. We believe that these agreements provide a mechanism for eliminating the distraction to the executives that is inherent in change in control events.

•

Stock Ownership Guidelines.    To align the interests of our executives and directors with those of our stockholders and to assure that our executives and directors own meaningful levels of Company stock throughout their tenures with the Company, the Committee established stock ownership guidelines for our executives and directors. The stock ownership guidelines require the non-employee directors and President and CEO to own Company stock equal in value to five times such person’s annual cash retainer or base salary, as applicable, and each of our other named executive officers to own Company stock equal in value to three times his or her respective base salary.

•

Benchmarking Process Used for Compensation Determinations.    The Committee reviews external market data prepared by the Committee’s external compensation consultant, in order to set market-based compensation levels and consider current best practices when making compensation decisions.

•

Metrics based on Company and Individual Performance.    Bonuses paid under the Annual Cash Incentive Bonus as well as the settlement of performance-based equity awards is determined based on pre-establish Company-wide performance goals and, in the cash of the Annual Cash Incentive Bonus program, business-unit performance goals. The Committee includes an annual discretionary incentive bonus component in the Company’s executive compensation program to reward individual performance not reflected in the formulaic metrics established under the Annual Cash Incentive Bonus and Long-Term Incentive programs.

As noted above, in its compensation review process, the Committee considers whether the Company’s executive compensation and benefits program serves the best interests of the Company’s stockholders. In that respect, as part of its on-going review of the Company’s executive compensation program, the Committee considered the affirmative stockholder “say on pay” vote at the Company’s prior annual meeting of stockholders and determined that the Company’s executive compensation objectives and compensation elements continued to be appropriate. While the Committee did not make any specific changes to the Company’s executive compensation program in response to the “say on pay” vote, as part of the Committee’s compensation review process, in fiscal year 2013 the Committee instituted several design changes to the Company’s executive compensation program. For a discussion of such changes, please see “Evolving Structure of Executive Compensation Programs for Fiscal Year 2013” on page 36.

In fiscal year 2012, the Company achieved a significant improvement in its results despite a challenging environment for the metals industry as a whole. Notably, the Company substantially improved its adjusted EBITDA year over year. While none of the named executive officers received payments under the long-term incentive program that concluded in fiscal year 2012, the Committee approved annual bonuses for each named executive officer pursuant to the performance formula established under the Company’s Annual Cash Incentive Bonus program. In addition, each of our named executive officers other than Mr. Zoellner received discretionary bonuses with respect to their strong operational performance in fiscal year 2012. As discussed below, Mr. Zoellner ceased serving as an executive officer during fiscal year 2012 and will receive severance and certain other retirement payments in connection with his retirement.

Executive Compensation Participants

The Company’s executive compensation program applies to approximately 220 senior executives and senior managers; however, per the SEC executive compensation disclosure rules, this CD&A focuses on the compensation paid or awarded to the six named executive officers included in the Summary Compensation Table on page 38.

For fiscal year 2012, the named executive officers (the “NEOs”) were:

•	Mr. Alvarado, President and CEO

•	Ms. Smith, Senior Vice President and Chief Financial Officer

•	Mr. Zoellner, Executive Advisor to the CEO (July 2, 2012 to present); former Executive Vice President of Commercial Metals Company & President – CMC International Division (through July 1, 2012)

•	Mr. Porter, Senior Vice President of Commercial Metals Company & President – CMC Americas Division

•	Ms. Bruder, Senior Vice President of Law, Government Affairs & Global Compliance, General Counsel & Corporate Secretary

•	Mr. Alleman, Senior Vice President of Human Resources and Organizational Development

Compensation Objectives and Principles

The Committee oversees the compensation and benefit programs of our executives. The Committee is responsible for ensuring that our compensation policies and practices support the successful recruitment, development, and retention of the executive talent and leadership required to achieve our business objectives. The Committee is made up entirely of independent directors, consistent with the current listing standards of the NYSE.

The Committee believes that it is in the best interests of stockholders for us to establish and maintain a competitive executive compensation program. For fiscal year 2012, our base salary philosophy consisted of maintaining competitive base salaries which were targeted at approximately the 40th percentile of competitive market data, as discussed below. A significant portion of potential executive compensation is based upon our financial performance, which we believe aligns executive performance goals with those of our stockholders. We will pay higher compensation when financial goals are exceeded than when such goals are not met, taking into consideration individual ability to influence results and overall economic and market conditions.

The Committee has approved an executive compensation program that:

•	facilitates the attraction and retention of top-caliber talent;

•	aligns the mid range interests of our executives with those of our stockholders; and

•	offers average base salaries and competitive employee benefits coupled with meaningful short and long-term “variable” incentives dependent upon achieving financial performance goals.

Within the objectives listed above, the Committee generally believes that best practices call for the performance metrics by which “variable” compensation is determined to be:

•	primarily formulaic;

•	designed to compensate based upon a combination of individual, business unit and Company performance goals; and

•	established and communicated early in the performance period in order to align individual performance with Company goals.

In addition, the Committee strongly believes that a portion of our executive compensation program must remain discretionary. Discretionary compensation allows the Committee (i) to evaluate and reward executive performance in areas such as employee development and training, leadership and succession planning, (ii) to perform a qualitative assessment of the business and competitive conditions in which we operate, and (iii) to consider issues of internal pay equity and external benchmarking.

Determination of Total Compensation

The Committee engages an external compensation consultant to assist it in an ongoing review of the Company’s executive compensation program. The review includes an analysis of market compensation practices and developments, external regulatory requirements, the competitive market for executive talent, the evolving culture and demands of the business, our compensation philosophy, and the features of the program. The Committee periodically adjusts the various compensation elements, and did so at the start of fiscal year 2013, to further align the performance goals applicable to our executives with those of our stockholders as well as with the requirements of our business and regulatory environment.

External Compensation Advisors

In July 2012, the Committee engaged Hay Group on an ongoing basis to consult on executive compensation matters. Prior to the engagement of Hay Group, Ernst & Young LLP served as the Committee’s independent compensation consultant. All work performed by the independent compensation consultant with regard to our executive compensation program is tasked and overseen directly by the Committee. At the direction of the Committee, our management provides information and analyses to the Committee. As discussed further below, the Company participates in and purchases various compensation surveys and studies that management and the Committee use to analyze executive compensation. The Committee believes that utilizing information from multiple external consulting firms and compensation surveys ensures an objective and well-rounded view of executive compensation practices.

In fiscal year 2012, we paid Hay Group and Ernst & Young LLP approximately $42,551 and $422,473, respectively, for services provided to the Committee relating to executive and director compensation. While serving as the Committee’s independent compensation consultant, Ernst & Young LLP also provided various financial and tax-related services to the Company, resulting in the payment of $73,590 in fees for such services, all of which were pre-approved by the Committee. While the Committee believes that adequate safeguards exist to ensure the continued independence and objectivity of its independent compensation consultant, in its analysis of available compensation consultants the Committee considered management’s advice that it would need to retain Ernst & Young LLP in the future for financial and tax-related services at levels which were the same or greater than those in fiscal year 2012 and elected to retain Hay Group as the Committee’s independent compensation consultant. Hay Group does not provide any other services to the Company.

Role of Management and CEO in Compensation Decisions

We strongly believe in aligning executive and stockholder interests through an executive compensation program designed with input from management in an ongoing dialogue with the Committee and, as appropriate, the compensation advisors listed above regarding internal, external, cultural, business and motivational challenges and opportunities facing us and our executives. To that end, the executive team analyzes, with assistance from the Committee and management’s compensation advisors, trends and recommends improvements to the compensation programs. Specifically, Mr. Massaro, the Chairman of the Board, and Mr. Alvarado, President and CEO, reviewed with the Committee their recommendations (without any recommendation as to Mr. Alvarado’s own compensation) regarding base salary adjustments, annual bonus, long-term bonus and equity awards for the NEOs to ensure alignment of stockholder interests with executive goals as well as reward for performance. While the Committee receives management’s input with respect to executive compensation, all decisions regarding compensation for the NEOs are made by the Committee.

As periodically invited by the Committee, the following executives have attended meetings or portions of meetings of the Committee in fiscal year 2012: Mr. Alvarado, President and CEO; Ms. Smith, Senior Vice President and Chief Financial Officer; Ms. Bruder, Senior Vice President of Law, Government Affairs and Global Compliance, General Counsel and Corporate Secretary; and Mr. Alleman, Senior Vice President of Human Resources and Organizational Development, as well as employees of Ernst & Young and Hay Group.

Competitiveness of Our Compensation Program

Our executive compensation program is designed so that total short and long-term compensation is competitive with market practices. Market practices, or benchmarks, are based on Peer Group data and compensation survey data. Peer Group data is used to evaluate the compensation paid or awarded to Mr. Alvarado, while compensation survey data also is used to evaluate compensation paid or awarded to the other NEOs.

Annually, the Committee selects for the Peer Group those companies it considers to be the most comparable with emphasis on their industry focus, size, scope, and complexity of operations. The Peer Group does not vary significantly from one year to the next to ensure a stable basis of comparison. For example, the Peer Group used for determining fiscal year 2012 compensation was the same as the Peer Group used for determining fiscal year 2011 compensation.

For fiscal year 2012, the Peer Group consisted of the following companies:

•	AK Steel Holding Corporation

•	Allegheny Technologies Incorporated

•	Mueller Industries, Inc.

•	Nucor Corporation

•	Reliance Steel & Aluminum Co.

•	Schnitzer Steel Industries, Inc.

•	Steel Dynamics, Inc.

•	The Timken Company

•	United States Steel Corporation

•	Worthington Industries

As noted above, the Committee also uses compensation survey data in its evaluation of executive pay for the NEOs other than Mr. Alvarado. Survey data provides insight into positions that may not generally be reported in proxy statements and information about the compensation of executives of non-public companies. To assist the Committee in evaluating fiscal year 2012 compensation levels, the Committee reviewed information from the following surveys: Economic Research Institute 2012 Executive Compensation Assessor; Mercer Human Resource Consulting 2011 Executive Survey Report; and Towers Watson 2011/2012 Industry Report on Top Management. For purposes of this CD&A, the Peer Group data and compensation survey data are collectively referred to as “Peer Data.”

Compensation Decisions During Fiscal Year 2012

In fiscal year 2012, the following compensation actions were taken:

•

Annual Cash Incentive Bonus (as defined below) was paid at 83% of target for NEOs holding Company-wide positions and 56% and 120% of target for Mr. Zoellner and Mr. Porter, respectively, based on both Company-wide and business unit performance;

•	no Long-Term Cash Incentive (as defined below) payments were made to the NEOs for the performance period ending in fiscal year 2012;

•	each of the NEOs, other than Mr. Zoellner, received discretionary annual bonuses in recognition of their significant efforts and contributions to the Company in fiscal year 2012;

•

the NEOs were granted a combination of stock appreciation rights and performance-based and time-vested restricted stock units, with vesting of the performance-based stock units being determined based on cumulative three-year EBITDA and ROIC targets (each as defined below), subject to the Committee’s exercise of negative discretion based on the Company’s ranking in total stockholder return as compared to the members of the Peer Group;

•

Mr. Alvarado received supplemental equity grants in connection with his appointment to the position of President and CEO, and Ms. Smith received a supplemental equity grant in connection with her commencement of employment with the Company;

•	the NEOs received salary and/or promotional increases;

•

the Company entered into a retirement and transition agreement with Mr. Zoellner in connection with Mr. Zoellner’s transition from the role of an officer of the Company and eventual retirement from the Company, which included, among other benefits, a retirement bonus of $300,000, severance benefits and the accelerated vesting of certain outstanding equity awards held by Mr. Zoellner; and

•

the Committee undertook an evaluation of the Company’s overall compensation program which resulted in numerous changes to the Company’s compensation design for fiscal year 2013 (as described on page 36) as well as a change in the Committee’s independent compensation consultant from Ernst & Young LLP to Hay Group.

Compensation Mix: Components and Objectives of Short- and Long-Term Compensation

In accordance with our overall compensation philosophy and program, executives are provided with a mix of base salary, short-term incentives, long-term incentives, employee benefits and health and welfare benefits. Our compensation philosophy places a greater portion of the potential compensation for each NEO “at risk” such that compensation will vary based on performance. “Variable” compensation is a component of compensation for most of our employees, but it is reflected in greater proportion in the NEO compensation. The table on the following pages describes each element of compensation and the objectives for each element:

PROGRAM	DESCRIPTION	OBJECTIVES
ANNUAL COMPENSATION:
Base Salary	• Annual cash compensation.	• Retention. • Recognition of individual performance.
Annual Cash Incentive Bonus

• Bonus plan based on performance periods set by the Committee typically utilizing formula-driven target awards based upon performance goals.

• Bonus payout for formulaic bonus features may be reduced below (but not increased above) formula results at the discretion of the Committee.

• Focus executives on achieving pre-established performance goals, such as return on invested capital or net assets, operating profit, net earnings or working capital reduction, overhead reduction and other financial and operational goals and objectives.

PROGRAM	DESCRIPTION	OBJECTIVES
Annual Discretionary Incentive Bonus	• Cash bonuses awarded at the discretion of the Committee. The Committee may consider any circumstances it deems appropriate in awarding these discretionary bonuses.

•  Provides the Committee with flexibility to reward individual performance not reflected in formulaic metrics.

•  Focus employees on performance.

•  Reviewed annually for individual contribution in context of Company performance – and internal pay equity and external benchmarking.

LONG-TERM COMPENSATION:
Long-Term Incentive Program

•  A long-term incentive program using a combination of stock appreciation rights and time-vested and performance-based awards. The performance-based awards are subject to a multi-year performance period, currently based on growth in EBITDA and ROIC targets.

• Focus on long-term Company performance and long-term success. • Retention. • Employee alignment with stockholders via performance goals and stock ownership.

OTHER EXECUTIVE BENEFITS:
Retirement Programs

•  Company offers an ERISA-qualified defined contribution plan, a non-qualified plan designed to restore benefits that would have otherwise been received by participants but for applicable IRS limits, and pension retirement plans for designated employees located outside the U.S.

• Attract qualified employees. • Retention. • Provide vehicle for retirement.
Perquisites	• Company-provided automobiles and related insurance and maintenance (or, alternatively, an allowance for the same). • Relocation benefits.	• Attract qualified employees.
Other Benefits	• Medical, dental, vision, life insurance, short and long-term disability, employee assistance program, employee stock purchase plan, and other benefits.	• Attract qualified employees. • Retention. • Provide competitive benefits to employees.

Base Salary

We pay an annual base salary to each of our NEOs in order to provide them with a fixed rate of cash compensation that is “non-variable” during the fiscal year. For fiscal year 2012, the Committee targeted base salary at the 40th percentile of the Peer Data; however, actual base salary may be above or below the 40th percentile based on the Committee’s review of the underlying scope of an NEO’s responsibilities, individual performance and experience, internal pay equity, and retention concerns. For fiscal year 2013, in connection with a comprehensive evaluation of the Company’s overall compensation program, our target base salary increased from the 40th percentile to the 50th percentile of Peer Data to further enhance our ability to attract and retain key executive talent. The Committee strives to maintain salaries at a level that will attract top talent, while linking a significant portion of an executive’s total compensation opportunity to our success. The fiscal year 2012 salary increases described below were generally made to bring the base salary levels of our NEOs into closer alignment with the Peer Data and, in the case of Mr. Alvarado, reflected his promotion from the position of Chief Operating Officer of the Company to President and CEO of the Company.

For fiscal year 2012, the annual base salaries were adjusted as follows:

•	Mr. Alvarado’s base salary increased from $650,000 to $750,000;

•	Neither Ms. Smith’s nor Mr. Zoellner’s base salary increased during fiscal year 2012;

•	Mr. Porter’s base salary increased from $440,000 to $500,000;

•	Ms. Bruder’s base salary increased from $355,000 to $400,000; and

•	Mr. Alleman’s base salary increased from $315,000 to $346,500.

Annual Cash Incentive Bonus

At the 2007 annual meeting of stockholders, our stockholders approved the Commercial Metals Company 2006 Cash Incentive Plan (the “2006 Cash Plan”), the purpose of which is to advance the interests of the Company and our stockholders by:

•

providing those employees designated by the Committee, which may include NEOs, other senior executives, senior managers and other employees, incentive compensation tied to stockholder goals for Company and individual performance;

•	identifying and rewarding superior performance;

•	providing competitive compensation to attract, motivate, and retain outstanding employees who achieve superior financial performance for us; and

•	fostering accountability and teamwork throughout the Company.

In accordance with the terms of the 2006 Cash Plan, the Committee establishes appropriate performance periods, designates those executives eligible to participate, sets the level of potential awards and determines the financial targets or other performance measures which, if attained, result in payment of awards (the “performance goals”). Management may periodically make recommendations as to these matters, but the Committee makes all decisions with respect to the implementation of the 2006 Cash Plan. In establishing performance goals, the Committee reviews industry and market conditions, projected general economic conditions, both our past and forecasted performance levels applicable to those executives with overall Company responsibilities and, with respect to Mr. Porter and Mr. Zoellner, each business unit for which they are responsible.

The performance period for the annual bonus (the “Annual Cash Incentive Bonus”) is our fiscal year. The Annual Cash Incentive Bonus is designed to focus our executives on short-term return and, in the case of business unit leaders, EBITDA and RONA goals (each as defined below). We believe that these goals in concert help ensure that executives are focused on effectively utilizing our assets, maximizing operational efficiencies and seeking profitable growth opportunities.

The table below sets forth each NEO’s fiscal year 2012 threshold, target and maximum bonus opportunities, expressed as a percentage of base salary. Target Annual Cash Incentive Bonus opportunity is designed to achieve, when combined with base salary, compensation at approximately the 50th percentile of Peer Data.

2012 Annual Cash Incentive Bonus Opportunity

Expressed as a Percentage of Base Salary at Beginning of Fiscal Year 2012

Name	Threshold	Target	Maximum
Joseph Alvarado	50%	100%	300%
Barbara R. Smith	35%	75%	195%
Hanns K. Zoellner	37.5%	75%	210%
Tracy L. Porter	37.5%	75%	210%
Ann J. Bruder	30%	60%	165%
James B. Alleman	30%	60%	165%

The 2012 performance goals were based on overall Company performance and business unit performance. For Mr. Alvarado, Ms. Smith, Ms. Bruder and Mr. Alleman, their 2012 Annual Cash Incentive Bonus was based entirely on overall Company FIFO Net Income and ROIC (each as defined below), with each performance goal weighted equally. For Messrs. Zoellner and Porter, their 2012 Annual Cash Incentive Bonus was based 50% on overall Company FIFO Net Income and ROIC and 50% on their respective business unit RONA and EBITDA, with each performance goal weighted equally.

With regard to fiscal year 2012, the Committee established annual performance targets that were aligned with the Company’s operating plans to further incentivize participants to achieve the Company’s business plans. At the time the performance goals were established, the Committee decided to exclude the impact of the certain one-time, extraordinary charges associated with the Company’s exit from the CMC Sisak mill in Croatia as well as certain costs associated in responding to the fiscal year 2012 tender offer by IEP Metals Sub LLC. The decision to exclude these items was based on the Committee’s belief that the compensation paid under the bonus plan should reflect the Company’s operating performance and should not be impacted by these unusual and non-recurring charges. In addition, at the time the performance goals were established, the Committee decided to exclude the impact of fluctuations in the Company’s effective tax rate and, instead, the performance targets as well as the measurement of performance against those targets was based on the statutory tax rate applicable to the Company.

The portion of the bonus tied to CMC financial performance metrics became payable, in the absence of negative discretion by the Committee, if CMC achieved its threshold FIFO Net Income. The portion of the NEOs’ bonus that was tied to business unit performance became payable if the Company met its FIFO Net Income goal and both the RONA and EBITDA goals were achieved. If RONA and EBITDA goals were met, then bonuses would be automatically paid. Payouts for performance in excess of threshold are determined using straight line interpolation.

The following tables set forth the fiscal year 2012 performance goals applicable to each NEO.

Mr. Alvarado’s, Ms. Smith’s, Ms. Bruder’s and Mr. Alleman’s 2012  Annual Cash Incentive Bonus Performance Goals

Commercial Metals Company	Weighting	Threshold	Target	Maximum
FIFO Net Income(1)	50%	$65M	$93M	$130M
ROIC(2)	50%	4%	5.7%	7.9%

Mr. Zoellner’s 2012 Annual Cash Incentive Bonus Performance Goals

Commercial Metals Company	Weighting	Threshold	Target	Maximum
FIFO Net Income(1)	50%	$65M	$93M	$130M
ROIC(2)	50%	4%	5.7%	7.9%
Business Unit Performance Goal (International Division)	Weighting	Threshold	Target	Maximum
RONA(3)	50%	7.5%	10.7%	15%
EBITDA(4)	50%	$100M	$143M	$200M

Mr. Porter’s 2012 Annual Cash Incentive Bonus Performance Goals

Commercial Metals Company	Weighting	Threshold	Target	Maximum
FIFO Net Income(1)	50%	$65M	$93M	$130M
ROIC(2)	50%	4%	5.7%	7.9%
Business Unit Performance Goal (Americas Division)	Weighting	Threshold	Target	Maximum
RONA(3)	50%	11%	15.7%	21.9%
EBITDA(4)	50%	$207M	$296M	$415M

(1)	FIFO Net Income means net earnings calculated using the first in, first out (“FIFO”) inventory costing principle for all inventories.

(2)	ROIC means FIFO Net Income before interest expense divided by the sum of commercial paper, notes payable, current maturities of long-term debt, debt and stockholders equity.

(3)	For an applicable business unit, RONA means the percentage obtained by dividing Operating Profit by the value of average net assets, determined by using the FIFO inventory costing principle.

(4)	For an applicable business unit, EBITDA means FIFO Net Income before income taxes, interest (both internal and external), depreciation, amortization expenses and the impairment of depreciable and other intangible assets.

Based on the Company’s and business unit’s performance, the NEOs holding Company-wide positions, received a payout of 83% of target and Messrs. Zoellner and Porter received payouts of 56% and 120% of target, respectively. Accordingly, Messrs. Alvarado, Zoellner, Porter and Alleman and Ms. Smith and Ms. Bruder received Annual Cash Incentive Bonuses of $623,200, $249,322, $449,300, $172,700, $292,000 and $199,400, respectively, each of which is included in the “Non-Equity Incentive Plan Compensation” column to the Summary Compensation Table.

Discretionary Bonuses

In addition to the Annual Cash Incentive Bonus, the Committee may, in its discretion, approve additional discretionary cash awards to employees, including the NEOs (the “Annual Discretionary Incentive”). Any Annual Discretionary Incentive is calculated solely at the discretion of the Committee. The Annual Discretionary Incentive allows the Committee to award discretionary bonuses in response to circumstances unforeseen at the beginning of the fiscal year. At the end of each fiscal year the Committee determines whether any discretionary awards are deemed warranted and, if so, in what amount. Each discretionary cash award is based on the Committee’s evaluation of the individual’s overall job performance, including (i) progress toward non-financial or less objective goals such as employee development, training, leadership and succession planning, (ii) a qualitative assessment of the business and competitive conditions in which we operate, and (iii) issues of internal pay equity and external benchmarking.

After reviewing the Company and individual performance for fiscal year 2012, the Committee determined that it was appropriate to award discretionary bonuses to certain of the NEOs to recognize and reward management for its strong operational performance during fiscal year 2012 along with the successful defense of the hostile tender offer and proxy contest. Accordingly, Messrs. Alvarado, Porter and Alleman and Ms. Smith and Ms. Bruder received discretionary bonuses of $126,800, $75,700, $27,300, $108,000 and $70,600, respectively.

Long-Term Incentives

Through our long-term incentive program, we provide senior executives, including participating NEOs, the opportunity for cash and equity awards contingent on the attainment of multi-year performance goals. Acting in concert, the Annual Cash Incentive Bonus, the Annual Discretionary Incentive, and long-term incentive programs provide balanced cash incentives and equity incentives that reward executive focus on delivering both financial results and long-term growth. Both equity and cash are used in order to facilitate retention, provide long-term motivation and focus executives on increasing stockholder value. The target long-term incentive awards are designed to achieve, when combined with base salary and the target Annual Cash Incentive Bonus, approximately the 50th percentile, or slightly higher, of Peer Data and, when achieving maximum performance, to reach total compensation at the upper quartile or better of Peer Data.

Fiscal Year 2012 – Fiscal Year 2014 Combined Long-Term Incentive Program

In fiscal year 2012, the Committee approved the 2012 – 2014 Combined Long-Term Incentive Program with the long-term incentive awards to be delivered in the form of time-vested restricted stock units (“RSUs”), stock appreciation rights (“SARs”) and performance-vested stock units (“PSUs”). The RSU awards vest ratably over a three-year period. The SAR awards vest 50% on each of the second and third anniversaries of the date of grant. For the PSUs, the performance period began on September 1, 2011 and will end on August 31, 2014. The PSU awards are measured over the performance period based on the achievement of growth in net earnings before interest (including accounts receivable securitization program expenses), taxes, depreciation, amortization and accrual for prior years’ long-term cash incentive awards (“EBITDA”), and return on invested capital (“ROIC”) targets. Under the terms of the award agreements, the Committee may exercise its discretion to reduce the award payments in the event that the Company’s total stockholder return is below the 40th percentile of the Peer Group. The 2012 – 2014 PSUs will be settled in cash, with the settlement value of the PSUs determined based on the closing share price on the last day of the performance period. A minimum performance level (threshold) is established below which no payment will be made to any participant as well as a target and maximum award payment for each participant. For the 2012 – 2014 performance period, the Committee established the payout formula to encourage strong, focused performance with each performance level representing what the Committee deemed to be stretch performance goals given the economic and market conditions at the time the goals were set.

The following table sets forth the target award opportunity, expressed as a percentage of base salary, under the 2012-2014 Combined Long-term Incentive Program.

Fiscal Year 2012 through 2014 Combined Long-Term Incentive Opportunity

Expressed as a Percentage of Base Salary at Beginning of Performance Period

Name	Threshold	Target	Maximum
Joseph Alvarado	90%	200%	340%
Barbara R. Smith	70%	150%	255%
Hanns K. Zoellner(1)	16%	34%	57%
Tracy L. Porter	70%	150%	255%
Ann J. Bruder	70%	150%	255%
James B. Alleman	70%	150%	255%

(1)	In anticipation of Mr. Zoellner’s retirement form the Company, the Committee approved a reduced long-term incentive award opportunity for Mr. Zoellner compared to the Company’s historical equity grant practice and the equity awards granted to the other participants in the 2012-2014 Combined Long-Term Incentive Program.

The following table sets forth the aggregate long-term incentive target award, expressed as a percentage of base salary, to be delivered in the form of RSUs, SARs and PSUs.

Fiscal Year 2012 through 2014 Combined Long-Term Incentive Awards

Expressed as a Percentage of Base Salary at Beginning of Performance Period

			PSUs:
Name	RSU’s	SAR’s	Threshold LTI-EBITDA	Target LTI-EBITDA	Maximum LTI-EBITDA
Joseph Alvarado	87%	87%	72%	160%	272%
Barbara R. Smith	45%	45%	53%	123%	209%
Hanns K. Zoellner(1)	0%	0%	16%	34%	57%
Tracy L. Porter	45%	45%	28%	60%	102%
Ann J. Bruder	45%	45%	28%	60%	102%
James B. Alleman	45%	45%	28%	60%	102%

(1)	Pursuant to the terms of Mr. Zoellner’s retirement and transition agreement, 7,397 PSUs of the 20,000 PSUs granted to Mr. Zoellner under the 2012-2014 Combined Long-Term Incentive Program remain eligible for vesting, with the actual vesting of the PSUs determined based on the Company’s achievement of performance goals.

Special Equity Grants Awarded to Mr. Alvarado and Ms. Smith

In addition, to the annual equity grants described above, Mr. Alvarado and Ms. Smith received one-time supplemental equity grants in fiscal year 2012. Mr. Alvarado’s equity grant was granted in connection with his promotion to the position of President and CEO of the Company and delivered in the form of 34,934 SARs, 17,467 RSUs and 52,402 PSUs, at target performance. The Committee approved Mr. Alvarado’s grant based on the advice of its independent compensation consultant, Ernst & Young LLP, as well as Peer Data for individuals serving as chief executive officer. Ms. Smith’s equity grant was granted in connection with the negotiation of the terms of her employment and delivered in the form of a supplemental PSU award of 26,154 PSUs, at target performance. The Committee approved Ms. Smith’s equity grant based on its review of Peer Data and to compensate Ms. Smith for equity forfeited at her prior employer. The vesting terms applicable to Mr. Alvarado’s and Ms. Smith’s special equity grants are the same as the vesting terms applicable to the SARs, RSUs and PSUs granted under the Company’s 2012-2014 Combined Long-Term Incentive Award program. For further information regarding these grants, please see the Grants of Plan-Based Awards in Fiscal Year 2012 table.

Prior Years’ Outstanding Long-Term Incentive Programs

During fiscal year 2012, the Company had two outstanding long-term incentive programs. For the 2011 –2013 performance period, the PSU awards will be settled based on the Company’s achievement of growth in net earnings before interest (including accounts receivable securitization program expenses), taxes, depreciation, amortization and accrual for prior years’ long-term cash incentive awards (“EBITDA”), and return on invested capital (“ROIC”) targets. Under the terms of the award agreements, the Committee may exercise its discretion to reduce the award payments in the event that the Company’s total stockholder return is below the 40th percentile of the Peer Group. The 2011 – 2013 PSUs will be settled 50% in cash and 50% in stock, with the settlement value of the PSUs determined based on the closing share price on the last day of the performance period. For the 2010-2012 performance period, growth in Company-wide EBITDA was used as the sole performance goal for the 2010-2012 PSUs. The minimum hurdle to reach a threshold long-term cash incentive payment was EBITDA equal to $810,000,000. Since the threshold EBITDA performance goal was not achieved for the 2010-2012 performance period, no long-term cash incentive payments were attributable to the three-year performance period ended August 31, 2012.

Other Elements of Compensation

As described below, we also provide retirement benefits and health and other welfare benefits to our NEOs.

Retirement and Nonqualified Deferred Compensation Benefits

Profit Sharing and 401(k) Plan:    The primary tax qualified long-term compensation retirement plan we have for our employees in the United States is the Commercial Metals Company’s Profit Sharing and 401(k) Plan (the “PS/401(k) Plan”). The PS/401(k) Plan is a defined contribution plan and all Company contributions to the plan are discretionary. In addition, Mr. Zoellner has participated in a Swiss pension plan applicable to employees based in Switzerland. This plan is described in further detail on page 44. The amounts contributed to the Swiss pension plan on behalf of Mr. Zoellner and the PS/401(k) Plan on behalf of each of the other NEOs are listed in the Summary Compensation Table on page 38.

Benefit Restoration Plan:    As a result of limitations mandated by federal tax law and regulations that limit defined contribution plan retirement benefits of more highly compensated employees, the Company provides the Benefit Restoration Plan (“BRP”), a non-qualified plan for certain executives, including each of the NEOs, designated by the Committee, who are subject to federally mandated benefit limits in the PS/401(k) Plan. Following each calendar year-end, we credit to the participant’s account under the BRP a dollar amount equal to the amount of Company contributions that the participant would have received under the PS/401(k) Plan but for the limits imposed by law on Company contributions to that plan. A BRP participant may also elect to defer up to fifty percent (50%) of compensation into his or her BRP account. The Committee believes that the BRP is an important element of our long-term compensation program because it helps attract and retain talent in a competitive market. The amounts contributed to the BRP plan on behalf of each of the participating NEOs are listed in the Summary Compensation Table on page 38.

Supplemental Retirement Benefit to Mr. Zoellner:    In fiscal year 2010, we engaged Towers Watson in Zurich to review our Swiss pension plan to determine local competitiveness. Towers Watson found that for most employee age groups, the current Swiss pension plan contributions were competitive; however, Mr. Zoellner’s contributions were generally less than competitive over the last 10 years. Given the Company’s mandatory executive retirement age of 65, unlike other employees, Mr. Zoellner would not have enough future years of employment to make up for the contributions to be competitive. Therefore, the Committee determined that a payment in the amount of 198,935 Swiss francs (equivalent to $207,570 U.S. Dollars based on an exchange rate of .9584 Swiss francs to 1 U.S. Dollar which was the exchange rate on August 31, 2011) would be made to Mr. Zoellner in fiscal years 2010, 2011 and 2012, provided that Mr. Zoellner remained an employee of the Company.

Perquisites

We provide leased cars and related insurance and maintenance or, alternatively, car allowances to U.S.-based NEOs in order to facilitate the successful achievement of their and our performance. We do not own or provide to the NEOs corporate aircraft, security services, personal tax or financial planning, an executive dining room or similar perquisites. In fiscal year 2013, the Company has made annual physicals and certain financial planning services available to the Company’s senior leadership, including the NEOs.

Medical and Other Welfare Benefits

Our U.S.-based NEOs, along with all other employees, are eligible to participate in medical, dental, vision, life, accidental death and disability, long-term disability, short-term disability, and other employee benefits made available to employees.

Termination, Severance and Change in Control Benefits

In recognition of the years of dedication and service to the Company, in July 2012, the Committee approved a retirement and transition agreement for Mr. Zoellner. Under this agreement, Mr. Zoellner is bound to certain post-employment restrictive covenants following his retirement. In consideration of these restrictive covenants as well as Mr. Zoellner’s release of claims and his agreement to be available to the Company for assistance in performing certain transition obligations, under Mr. Zoellner’s retirement agreement, Mr. Zoellner is entitled to the following in connection with his retirement: (i) continued payment of his current salary through December 31, 2012; (ii) continued eligibility for an annual cash bonus for fiscal year 2012 pursuant to the terms of his retirement agreement; (iii) continued health benefits and other perquisites through December 31, 2012; (iv) accelerated vesting on December 31, 2012 of 30,000 PSUs granted on June 3, 2010; (v) accelerated vesting on December 31, 2012 of 20,000 RSUs granted on June 3, 2010; (vi) the vesting of 6,752 RSUs of the 14,123 RSUs granted to Mr. Zoellner on January 18, 2011; (vii) eligibility for vesting of 22,598 PSUs of the 31,776 PSUs granted to Mr. Zoellner on January 18, 2011, with actual vesting to be determined based on the Company’s achievement at the end of the performance period of performance goals applicable to the PSUs; (viii) eligibility for vesting of 7,397 PSUs of the 20,000 PSUs granted to Mr. Zoellner on November 23, 2011, with actual vesting to be determined based on the Company’s achievement at the end of the performance period of performance goals applicable to the PSUs; (ix) severance equal to two times Mr. Zoellner’s current base salary; (x) a $300,000 cash payment as a supplement to Mr. Zoellner’s reduced fiscal year 2012 long-term equity award; and (xi) Mr. Zoellner’s full supplemental retirement payment of $207,570 for fiscal year 2012. The amounts to be paid to Mr. Zoellner pursuant to this agreement will be paid following Mr. Zoellner’s December 31, 2012 retirement from the Company, subject to Mr. Zoellner’s continued services through such date.

As of August 31, 2012, the employment agreements with each of our NEOs provide severance benefits upon a qualifying termination of employment. In addition, we have entered into Executive Employment Continuity Agreements (“EECAs”) with each of the NEOs, which provide for enhanced severance benefits in the event of a qualifying termination of employment within two years following a Change in Control (as defined in such agreements). The termination provisions included in the employment agreements and EECAs are further described below in the Potential Payments and Benefits Upon Termination or Change in Control section. The Committee believes the payments provided for under the employment agreements and EECAs upon a qualifying termination of employment to be reasonable in light of the non-competition obligations imposed upon the NEOs post-termination and in order to ensure that we have the continued attention and dedication of the executives during circumstances that could result in a change in control.

In addition to the EECAs, our existing equity incentive plans also provide for accelerated vesting of stock-based awards regardless of whether a termination occurs as a result of a Change in Control, as defined by such plans. Further, the 2006 Cash Plan provides that in the event of a Change in Control, the Committee has discretion to take action to determine the extent to which incentive compensation is considered earned and payable during any performance period, consistent with the requirements of Section 162(m) of the Internal Revenue Code, as amended (the “Code”).

Evolving Structure of Executive Compensation Programs for Fiscal Year 2013

The Committee elected to make several changes to our executive pay program for fiscal year 2013, and in conjunction with these changes, the Company retained Hay Group as its new independent compensation consultant. These changes are intended to achieve a number of important objectives, including, but not limited to:

•	enhancing individual accountability in determining incentive pay;

•	strengthening the pay for performance alignment of our overall compensation program;

•	focusing on elements of performance that are within our executives’ control, allowing us to plan for the cyclical nature of our business; and

•

strengthening the alignment between our pay program and our business strategy, which the Committee believes will further align our executive compensation program with the interests of our stockholders.

These prospective changes include the following:

•	Increasing our target base salary competitiveness from the 40th percentile to the 50th percentile to further enhance the retentive nature of our program and to aid in attracting key executive talent;

•	Reducing maximum annual incentive payout levels for our CEO to two times the target payout level, in order to better align our program with our business strategy and market standards;

•

Implementing an “umbrella” approach under our annual incentive plan, in order to strengthen the ability of the Committee to establish individual performance objectives while still preserving the tax deductibility of compensation paid under such plan;

•	Diversifying our annual incentive plan scorecard to better allow the Committee to hold management accountable for their performance against strategic, operational, functional and/or individual goals;

•

Further aligning the long-term incentive program with the Company’s relative performance by adding a custom Peer Group (in addition to the competitor Peer Group) for the vesting a portion of the long-term incentive awards granted to our executive officers;

•

Rebalancing our emphasis on performance-vested restricted stock and time-vested restricted stock in order to create a balanced portfolio that better aligns long-term incentive payouts with achievement of specific long-term objectives, while fostering an ownership mentality and enhancing the retentive strength of our long-term incentive program;

•	Paying out future grants of performance-vested restricted stock entirely in shares, in order to enhance the alignment with shareholders, promote ownership, and achieve more efficient accounting;

•

Increasing the maximum payout level of our performance-vested restricted stock to two times the target payout level, in order to enhance the motivational value of the program and to better align with market practices;

•

Strengthening the definition of ownership for purposes of achieving our executive stock ownership guidelines by eliminating the counting of unvested performance-vested shares under those guidelines; and

•	Requiring our executives to achieve their ownership guidelines within five years.

Deductibility of Executive Compensation

Section 162(m) of the Code limits the amount of compensation paid to our CEO and our other three most highly compensated executive officers, other than our CFO, that may be deducted by us for federal income tax purposes in any fiscal year to $1,000,000. “Performance-based” compensation that has been approved by our stockholders and otherwise satisfies the performance-based requirements under Section 162(m) of the Code is not subject to the Code’s $1,000,000 deduction limit. While the Committee believes that it is important for compensation paid to our NEOs to be tax deductible under the Code, the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet the standards of Section 162(m) when necessary to enable the Company to continue to attract, retain, reward and motivate its highly-qualified executives.

Relationship between Prior Compensation and Current Compensation

In evaluating executive compensation, the Committee periodically reviews tally sheets and wealth accumulation information considering all forms of Company paid compensation paid to NEOs.

Stock Ownership Policy and Policy Regarding Hedging of Company Stock

The Board of Directors has implemented stock ownership guidelines for directors, all NEOs, other officers and certain designated senior level employees. The Board of Directors believes that minimum ownership guidelines serve to further align the interests of those covered by the guidelines with our stockholders. Beginning in fiscal year 2013, executives who are hired or promoted into positions covered by the guidelines have five years following such date to attain the minimum ownership level applicable to their positions, and individuals who are elected to serve on the Board of Directors have five years from their election date to attain the minimum ownership level applicable to directors. The guidelines require ownership of Company stock with a value based on the grant date fair value or the purchase date fair value as determined on January 31st of each year, of not less than the following amounts:

•	Non-employee directors – five times the annual cash retainer paid to all non-employee directors;

•	President and CEO – five times base salary; and

•	Executive Vice Presidents, Senior Vice Presidents, each Company business segment President, the CFO and the General Counsel – three times base salary.

The greater of current fair market value and the grant date fair value of unvested restricted and unexercised stock and options, stock appreciation rights and similar equity incentives is included when determining the amount of stock ownership. Beginning in fiscal year 2013, unvested performance stock awards will not count for purposes of determining compliance with the stock ownership guidelines and all NEOs must retain 50% of all vested shares until achievement of the retention levels. As of October 22, 2012, all directors and NEOs have met or, within the applicable period, are expected to meet the stock ownership guidelines.

In 2002, the Board of Directors adopted an expanded policy on “insider trading” prohibiting all employees from buying or selling Company stock while aware of material nonpublic information, and prohibiting the disclosure of material nonpublic information to others who then trade in our securities. The policy is available on our website, www.cmc.com, in the Corporate Governance section. As part of this policy, certain other Company stock related transactions by directors, officers and employees are also prohibited or subject to specific notice and pre-approval requirements. The policy is premised on the belief that even in those circumstances where the proposed transaction may not constitute a violation of law or applicable regulations, it is nonetheless considered inappropriate for any director, officer or other employee of ours to engage in short-term or speculative transactions in our securities which may be viewed as reducing their incentive to improve our performance or inconsistent with the objectives of our stockholders in general. Therefore, it is our policy that directors, officers and other employees may not engage in any transactions involving our securities which constitute short sales, puts, calls or other similar derivative securities. The policy prohibits certain other transactions including hedging or monetization transactions, such as zero-cost collars, forward sale contracts and arrangements pledging Company securities as collateral for a loan (without adequate assurance of other available assets to satisfy the loan). Prior to entering into such transactions, the policy requires notice to, review of the facts and circumstances by, and the pre-approval of, our General Counsel.

EXECUTIVE COMPENSATION

The following tables, footnotes and narratives, found on pages 38 through 53, provide information regarding the compensation, benefits and equity holdings in the Company for the NEOs.

FISCAL YEAR 2012 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)(4)		Stock Awards ($)(5)		Option Awards ($)(5)		Non-Equity Incentive Plan Compensation ($)(6)		All Other Compensation ($)(7)(8)		Total ($)
Joseph Alvarado(1) President and CEO	2012 2011 2010	$ $ $	748,846 557,692 165,385	$ $ $	126,800 750,000 0	$ $ $	1,793,057 1,092,000 828,800	$ $ $	416,681 0 0	$ $ $	623,200 0 0	$ $ $	75,977 58,765 1,799	$ $ $	3,784,561 2,458,457 995,984
Barbara R. Smith(2) Senior Vice President and Chief Financial Officer	2012 2011	$ $	475,000 115,096	$ $	108,000 300,000	$ $	781,976 260,400	$ $	137,023 0	$ $	292,000 0	$ $	18,056 400,002	$ $	1,812,055 1,075,498
Hanns K. Zoellner(3) Executive Advisor to CEO, Former Executive Vice President CMC and President – International Division	2012 2011 2010	$ $ $	600,011 602,011 470,215	$ $ $	0 200,000 0	$ $ $	232,000 826,176 847,600	$ $ $	0 0 0	$ $ $	249,322 0 0	$ $ $	268,667 336,231 263,986	$ $ $	1,350,000 1,964,418 1,581,801
Tracy L. Porter Senior Vice President CMC and President – CMC Americas Division	2012 2011 2010	$ $ $	499,308 440,000 342,077	$ $ $	75,700 500,000 0	$ $ $	503,782 644,702 797,800	$ $ $	144,235 0 0	$ $ $	449,300 0 0	$ $ $	42,153 34,573 9,894	$ $ $	1,714,477 1,619,274 1,149,771
Ann J. Bruder(2) Senior Vice President of Law Government Affairs & Global Compliance, General Counsel & Corporate Secretary	2012		$399,481		$70,600		$403,030		$115,388		$199,400		$43,424		$1,231,324
James B. Alleman(2), Senior Vice President of Human Resources and Organizational Development	2012		$346,136		$27,300		$349,116		$99,956		$172,700		$23,070		$1,018,278

(1)	Mr. Alvarado was appointed to the position of President and CEO, effective September 1, 2011.

(2)	Ms. Smith was not an NEO prior to fiscal year 2011 and Ms. Bruder and Mr. Alleman were not NEOs prior to fiscal year 2012.

(3)	Mr. Zoellner retired as Executive Vice President of Commercial Metals Company and President – CMC International Division, effective July 1, 2012, and assumed the role of Executive Advisor to the CEO on July 2, 2012. Mr. Zoellner’s annual base salary is set in Swiss francs. The salary amount included in the table is calculated using the average monthly exchange rate in effect over the twelve months of the fiscal year during which the salary was actually paid (for fiscal year 2012 the rate was .9266 Swiss francs to 1 U.S. Dollar). The amounts shown for Mr. Zoellner’s fiscal year 2012 incentive bonus, also paid in Swiss francs, use the exchange rate in effect at the time such bonus was paid (for fiscal year 2012 the rate was .9319 Swiss francs to 1 U.S. Dollar).

(4)	Amounts reported in fiscal year 2012 for each NEO other than Mr. Zoellner represent discretionary bonuses paid with respect to fiscal year 2012 performance. Please see the CD&A for further information regarding these bonuses.

(5)

Amounts reported in these columns for fiscal year 2012 represent the grant date fair value of PSUs, RSUs and SARs awarded in fiscal year 2012 and calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC

Topic 718”). Grant date fair value for PSUs is based on the probable outcome of the performance-based vesting conditions as of the grant date. Assumptions used in determining these values can be found in Note 14 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, which was filed with the SEC on October 30, 2012. The maximum value of the PSUs for Messrs. Alvarado, Zoellner, Porter, Alleman, and Ms. Smith and Ms. Bruder, respectively, are as follows: $2,066,730, $394,400, $516,676, $358,057, $2,013,199 and $413,343.

(6)	Amounts reported in fiscal year 2012 for each NEO represent 2012 Annual Cash Incentive Bonus earned by each NEO. Please see the CD&A for further information regarding these bonuses.

(7)	For fiscal year 2012, this column includes contributions to the PS/401(k) Plan accounts of each of our participating NEOs as follows: $8,575 for Mr. Porter, $8,813 for Mr. Alvarado, $18,056 for Ms. Smith, $9,102 for Ms. Bruder and $9,738 for Mr. Alleman. This column also includes contributions to the BRP accounts of Mr. Alvarado of $52,224, Mr. Porter of $33,578 and Ms. Bruder of $20,039. All NEOs, except Mr. Zoellner, received a car allowance and/or reimbursed vehicle in fiscal year 2012, the value of which is included in this column if the amount is over $10,000. Messrs. Alvarado, Alleman and Ms. Bruder received vehicle-related amounts of $14,940, $13,332 and $14,284 respectively.

(8)	With respect solely to Mr. Zoellner, this includes the Company’s contribution of $51,838 to the Swiss SOBP and of $9,259 to the Swiss BVG (as both are defined on page 44), paid in Swiss francs, and set forth here in U.S. Dollars based on the August 31, 2012 exchange rate of .9584 Swiss francs to 1 U.S. Dollar. This also includes a Company pension make-up contribution of $207,570 paid in Swiss francs directly to Mr. Zoellner (as more fully described on page 44), and set forth here in U.S. Dollars based on the August 31, 2012 exchange rate.

Grants of Plan Based Awards

The following table and footnotes provide information regarding grants of plan based awards to NEOs in fiscal year 2012.

GRANTS OF PLAN BASED AWARDS

IN FISCAL YEAR 2012

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Grant Date Fair Value Of Stock and Option
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)(3)		Options (#)(5)		Awards ($/Sh)	Awards (6)
Joseph Alvarado			$375,000	$750,000	$2,250,000	—	—	—	—		—		—
	11/23/2011	11/23/2011	—	—	—	—	—	—	—		78,603		$11.60	$288,473
	11/23/2011	11/23/2011	—	—	—	—	—	—	—		34,934	(4)	$11.60	$128,208
	11/23/2011	11/23/2011	—	—	—	36,681	52,402	68,123	—		—		—	$607,863
	11/23/2011	11/23/2011	—	—	—	36,681	52,402	68,123	—		—		—	$607,863
	11/23/2011	11/23/2011	—	—	—	—	—	—	39,301		—		—	$399,691
	11/23/2011	11/23/2011	—	—	—	—	—	—	17,467	(4)	—		—	$177,640
Barbara R. Smith			$166,250	$356,250	$926,250	—	—	—	—		—		—	—
	11/23/2011	11/23/2011	—	—	—	—	—	—	—		37,336		$11.60	$137,023
	11/23/2011	11/23/2011	—	—	—	17,424	24,891	32,358	—					$288,736
	11/23/2011	11/23/2011	—	—	—	—	—	—	18,668					$189,854
	11/23/2011	06/01/2011	—	—	—	18,308	26,154	34,000	—					$303,386
Hanns K. Zoellner			$215,000	$431,000	$1,206,000	—	—	—	—		—		—	—
	11/23/2011	11/23/2011	—	—	—	14,000	20,000	26,000	—		—		—	$232,000
Tracy L. Porter			$187,500	$375,000	$1,050,000	—	—	—	—		—		—
	11/23/2011	11/23/2011	—	—	—	—	—	—	—		39,301		$11.60	$144,235
	11/23/2011	11/23/2011	—	—	—	18,341	26,201	34,061	—		—		—	$303,932
	11/23/2011	11/23/2011	—	—	—	—	—	—	19,651		—		—	$199,851
Ann J. Bruder			$120,000	$240,000	$660,000	—	—	—	—		—		—	—
	11/23/2011	11/23/2011	—	—	—	—	—	—	—		31,441		$11.60	$115,389
	11/23/2011	11/23/2011	—	—	—	14,673	20,961	27,249	—		—		—	$243,147
	11/23/2011	11/23/2011	—	—	—	—	—	—	15,721		—		—	$159,883
James B. Alleman			$103,950	$207,900	$571,250	—	—	—	—		—		—
	11/23/2011	11/23/2011	—	—	—	—	—	—	—		27,236		$11.60	$99,956
	11/23/2011	11/23/2011	—	—	—	12,710	18,157	23,604	—		—		—	$210,621
	11/23/2011	11/23/2011	—	—	—	—	—	—	13,618		—		—	$138,495

(1)	Represents the Annual Cash Incentive Bonus under the 2006 Cash Plan. The 2006 Cash Plan and the terms of these awards are described in the section entitled “Annual Cash Incentive Bonus” on pages 30 through 32.

(2)

Represents PSUs with vesting based on the Company’s achievement of performance goals relating to ROIC and EBITDA (each as defined in the CD&A) during fiscal years 2012-2014. The PSUs will be settled in cash. Under the terms of the award agreement, the Committee may exercise its discretion to reduce the award payments in the event that the Company’s total stockholder return is below the 40th percentile of the Peer Group. The PSU awards reported for Mr. Alvarado and Ms. Smith consist of their annual long-term incentive awards as well as an additional PSU award granted to each executive in connection with Mr. Alvarado’s promotion to the position of President and CEO of the Company and Ms. Smith’s commencement of employment with the Company.

(3)	Represents RSUs that vest ratably over three years from the date of grant.

(4)	Represents special equity awards granted to Mr. Alvarado in connection with his promotion to the position of President and CEO.

(5)	Represents SARs that vest 50% on the two-year anniversary of the date of grant and the remaining 50% on the three-year anniversary of the date of grant.

(6)	Represents the grant date fair value of SARs, PSUs and RSUs awarded in fiscal year 2012 and calculated in accordance with FASB ASC Topic 718. Grant date fair value for PSUs is based on the probable outcome of the performance-based vesting conditions as of the grant date. Assumptions used in determining these values can be found in Note 14 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, which was filed with the SEC on October 30, 2012.

Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table

We have entered into employment agreements with each of our NEOs. The initial term of each agreement generally expires on the last day of the fiscal year following the two year anniversary of effective date of the employment agreement, with automatic one-year renewals thereafter unless terminated by either party. The employment agreements set forth a minimum annual base salary and provide that each executive is eligible to earn a bonus under our compensation program but has no guaranteed bonus amount. Each executive is also eligible to participate in or receive benefits under any plan or arrangement made generally available to our employees. Please see the Potential Payments and Benefits Upon Termination or Change in Control Tables and narrative on pages 45 through 53 for a description of the compensation to NEOs in the event of their termination following a Change in Control, as well as other events resulting in termination of employment. In all cases, the amounts of equity awards were calculated based on our closing share price of $12.74 on August 31, 2012.

Material terms of the grants of plan based awards are described in pages 30 through 32 where we have discussed the Annual Cash Incentive Bonus and pages 32 through 34 where we have discussed the long-term incentive awards. The fiscal year 2012 long-term incentive awards consisted of time-based SARs and RSUs and PSUs, with vesting based on EBITDA and ROIC, each as further described in the section entitled “Long-Term Incentives” on pages 32 through 34. The percentage of salary and bonus of each of the NEOs as compared to the total compensation in the Summary Compensation Table is as follows: Mr. Alvarado (40%), Ms. Smith (48%), Mr. Zoellner (63%), Mr. Porter (60%), Ms. Bruder (54%), and Mr. Alleman (54%).

Outstanding Equity Awards at Fiscal Year-End

The following table and footnotes provide information regarding unexercised stock options and vested and unvested SARs and unvested PSUs and RSUs as of the end of fiscal year 2012. The market value of shares that have not vested was determined by multiplying the closing market price of our stock on August 31, 2012, $12.74, by the number of shares that have not vested.

OUTSTANDING EQUITY AWARDS

AT 2012 FISCAL YEAR-END

	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares Or Units Of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or other Rights That Have Not Vested		Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units, or other Rights That Have Not Vested
Name	Exercisable (#)	Unexercisable (#)
Joseph Alvarado	—	113,603	(9)	$11.600	11/23/2018	17,500	(1)	$222,950	35,000	(2)	$445,900
	—	—		—	—	20,000	(5)	$254,800	40,000	(3)	$509,600
	—	—		—	—	56,768	(8)	$723,225	104,804	(4)	$1,335,202
Barbara R. Smith	—	37,336	(9)	$11.600	11/23/2018	13,334	(7)	$169,875	51,045	(4)	$650,313
	—	—		—	—	18,668	(8)	$237,830	—		—
Hanns K. Zoellner	37,000	—		$35.380	5/20/2015	20,000	(1)	$254,800	31,776	(3)	$404,826
	51,790	—		$34.280	6/22/2014	14,123	(5)	$179,927	30,000	(2)	$382,200
	17,300	—		$24.570	5/23/2013	—		—	20,000	(4)	$254,800
Tracy L. Porter	7,230	—		$35.380	5/20/2015	13,334	(6)	$169,875	25,000	(2)	$318,500
	12,040	—		$34.280	6/22/2014	11,021	(5)	$140,408	24,796	(3)	$315,901
	5,000	—		$24.570	5/23/2013	19,651	(8)	$250,354	26,201	(4)	$333,801
	—	39,301	(9)	$11.600	11/23/2018	—		—	—		—
Ann J. Bruder	13,000	—		$35.380	5/20/2015	16,500	(1)	$210,210	13,338	(3)	$169,926
	—	31,441	(9)	$11.600	11/23/2018	5,928	(5)	$75,523	25,000	(2)	$318,500
	—	—		—	—	15,721	(8)	$200,286	20,961	(4)	$267,043
James B. Alleman	10,400	—		$24.710	5/30/2013	15,000	(1)	$191,100	25,000	(2)	$318,500
	14,750	—		$34.280	6/22/2014	5,260	(5)	$67,012	11,834	(3)	$150,765
	14,000	—		$35.380	5/20/2015	13,618	(8)	$173,493	18,157	(4)	$231,320
	—	27,236	(9)	$11.600	11/23/2018	—		—	—		—

(1)	Represents RSUs granted on June 3, 2010, with fifty percent (50%) vesting two years after the date of grant and the remaining fifty percent (50%) vesting four years after the date of grant.

(2)	Represents PSUs granted on June 3, 2010. Fifty-percent (50%) of the PSUs vest if the Company ranks at the 50th percentile on a total stockholder return basis as compared to the Peer Group with the total stockholder return based on the average of the closing prices for the month of June 2010 versus the average of the closing prices for the month of June 2013; and 100% of the PSUs vest if the Company ranks at or greater than the 60th percentile on a total stockholder return basis as compared to the Peer Group with the total stockholder return based on the average of the closing prices for the month of June 2010 versus the average of the closing prices for the month of June 2013. Vesting will be calculated on a straight line interpolation basis for a rank on a total stockholder return basis as compared to our Peer Group between the 50th percentile (with a vesting percentage of 50%) and 60th percentile (with a vesting percentage of 100%). The NEO must be employed by us on the date of vesting to receive the shares of common stock. The Committee has the discretion to accelerate the vesting of the PSUs upon retirement or early permitted retirement. In accordance with the SEC executive compensation disclosure rules, the amounts reported in this table are based on achieving threshold performance goals.

(3)

Represents PSUs granted on January 18, 2011, with vesting based on the Company’s achievement of performance goals relating to ROIC and EBITDA during fiscal years 2011-2013. Under the terms of the award agreement, the Committee may exercise its discretion to reduce the award payments in the event that the Company’s total stockholder return is below the 40th percentile of the Peer Group. In accordance with the SEC executive compensation disclosure rules, the amounts reported in this table are based on achieving threshold performance goals.

(4)

Represents PSUs granted on November 23, 2011, with vesting based on the Company’s achievement of performance goals relating to ROIC and EBITDA (each as defined in the CD&A) during fiscal years 2012-2014. Any vested PSUs will be settled in cash, with the value of the PSU determined by reference to the Company stock. Under the terms of the award agreement, the Committee may exercise its discretion to reduce the award payments in the event that the Company’s total stockholder return is below the 40th percentile of the Peer Group.

(5)	Represents RSUs granted on January 18, 2011, with one-third of the award vesting after one year from the date of grant, one-third vesting after two years from the date of grant and the remaining one-third vesting three years after the date of grant.

(6)	Represents RSUs granted on June 3, 2010, with one-third of the award vesting one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(7)	Represents RSUs granted on June 1, 2011, with one-third of the award vesting one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(8)	Represents RSUs granted on November 23, 2011, with one-third of the award vesting one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(9)	Represents SARs granted on November 23, 2011, with fifty percent (50%) vesting two years after the date of grant and the remaining fifty percent (50%) vesting three years after the date of grant.

Options or SARs Exercised and Stock Vested

The following table provides information regarding stock option and SAR exercises and stock vesting during fiscal year 2012 for the NEOs.

OPTION/SARS EXERCISES AND STOCK VESTED

IN FISCAL YEAR 2012

	Option/SARs Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Joseph Alvarado	0	$0	27,500	$332,750
Barbara R. Smith	0	$0	6,666	$77,459
Hanns K. Zoellner	0	$0	27,061	$323,769
Tracy L. Porter	8,400	$17,052	18,843	$226,228
Ann J. Bruder	0	$0	19,464	$230,084
James B. Alleman	0	$0	17,630	$208,332

Nonqualified Defined Contributions and Other Deferred Compensation Plans

All of the NEOs, excluding Mr. Zoellner due to his Swiss residence, have previously been designated by the Committee as being eligible to participate in the BRP. Participants can elect to defer W-2 earnings, including annual bonus awards, to a maximum of 50% of such earnings. Deferrals were matched up to 3.5% from September 1, 2011 through June 30, 2012 and 4.5% beginning on July 1, 2012, with the matching contributions vesting after two years of service. Annually, BRP participants must elect, prior to the fiscal year in which the compensation to be credited or deferred to the BRP is earned, the time at which they want distributions from the BRP. Amounts may be deferred for a minimum of one year. Distribution election options include commencement upon retirement either in a lump sum or installments or at a set future date either in lump sum or installments even if employment continues with us. In the event of death or disability, the participant or his or her estate will receive a lump sum payment. The payment of amounts deferred by NEOs after December 31, 2004 and that are to be paid after termination of employment, will be delayed for six months following termination of employment in order to comply with Section 409A of the Code.

Amounts deferred into the BRP by the participant as well as contributions by us are credited with market earnings or losses based on the participant’s self- directed investment election and allocation among a group of mutual funds. The mutual funds available in the BRP have investment objectives similar, but not identical to, those funds available to all employees under our tax-qualified plan. There is no above-market or preferential interest rates credited on any compensation deferred in the BRP. Participants may change fund choices on a daily basis to the extent permitted by the funds.

Mr. Zoellner resides in Switzerland, is not a U.S. citizen and does not participate in the PS/401(k) Plan or the BRP. He participates instead in the Swiss Federal Law on Occupations Retirement, Survivors’ and Disability Pension Plan (the “BVG”) as well as a Supplementary Occupational Benefits Plan (the “SOBP,” collectively with the BVG, the “Swiss pension plan”), both of which are defined contribution plans.

Combined, the Company and Mr. Zoellner contribute 25% of his base salary to the BVG in accordance with the requirements of the BVG and in accordance with the common practice of similarly situated Swiss companies. The BVG mandates that the employer must pay at least 50% of the mandated minimum contribution on behalf of the employee. Contributions earn a statutory interest rate of two percent (2%) and are paid at retirement by the insurance company that manages the BVG. The participant is eligible to receive the accumulated contributions plus accumulated interest at retirement either in lump sum or monthly payments similar to a life annuity.

We have elected, per Swiss regulations, to offer our employees in Mr. Zoellner’s age category (55 to 65 years of age), a total combined contribution of twenty-five percent (25%) with respect to the first 58,140 Swiss francs earned by the employee. We contribute fifteen percent (15%) to the BVG and Mr. Zoellner contributes ten percent (10%). Under Swiss law, Mr. Zoellner is eligible to make, and has made, catch up contributions to the BVG.

Mr. Zoellner also participates in the SOBP. The SOBP is a defined contribution plan that allows for contributions by the employer, as well as deferral elections by the employee, in excess of those allowed under the BVG. To be eligible to participate in the SOBP, an employee must first have maximized his and his employer’s contributions to the BVG. The table below provides information regarding Mr. Zoellner’s participation in the BVG and SOBP. Since the SOBP chosen by us bases our contribution only on the employee’s base salary and not on total compensation, the employee can make personal contributions up to the maximum limit allowed by the Swiss tax law. During fiscal year 2012, Mr. Zoellner did not make such additional personal contributions.

In fiscal year 2010, we engaged Towers Watson in Zurich to review our Swiss pension plan to determine local competitiveness. Towers Watson found that for most employee age groups, the current Swiss pension plan contributions were competitive; however, Mr. Zoellner’s contributions were generally less than competitive over the last 10 years. Given the Company’s mandatory executive retirement age of 65, unlike other employees, Mr. Zoellner would not have enough future years of employment to make up for the contributions to be competitive. Therefore, the Committee determined that a payment in the amount of 198,935 Swiss francs (equivalent to $207,750 U.S. Dollars based on an exchange rate of .9584 Swiss francs to 1 U.S. Dollar, which was the exchange rate on August 31, 2011) would be made to Mr. Zoellner in fiscal years 2010, 2011 and 2012, provided that Mr. Zoellner remained an employee of the Company. The make-up contribution is not reflected in the table below as it was made directly to Mr. Zoellner and not through the Swiss pension plan.

The following table and footnotes provide information regarding non-qualified deferred compensation plans during fiscal year 2012 for the NEOs.

FISCAL YEAR 2012 NON-QUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive’s Contribution in Last FY ($)		Registrant’s Contributions in Last FY ($)		Aggregate Earnings (Losses) in Last FY	Aggregate Balance at Last FY
Joseph Alvarado	$150,000		$52,224		$5,298	$117,152	(4)
Barbara R. Smith	$0		$0		$0	$0
Hanns K. Zoellner(1)	$83,929	(2)	$61,097	(3)	$143,202	$5,242,812	(5)
Tracy L. Porter	$75,042		$33,578		$49,705	$819,284	(6)
Ann J. Bruder	$96,722		$20,039		$16,394	$262,195	(7)
James B. Alleman	$0		$0		$4,387	$488,349	(8)

(1)	The figures in this table represent contributions on the part of Mr. Zoellner and us to both the BVG and SOBP retirement plans. Contributions to Mr. Zoellner’s plan are made in Swiss francs. The conversion rate for fiscal year 2012 is .9584 Swiss francs to 1 U.S. Dollar, which was the exchange rate on August 31, 2012.

(2)	Represents Mr. Zoellner’s contributions of $77,756 to the SOBP and $6,173 to the BVG.

(3)	Represents Company contributions of $51,837 to the SOBP and $9,259 to the BVG.

(4)	Approximately 71% of the aggregate balance at 2012 fiscal year end results from Mr. Alvarado’s voluntary deferrals of compensation to the BRP since his participation began in 2010.

(5)	Approximately 40% of the aggregate balance at 2012 fiscal year end results from Mr. Zoellner’s voluntary deferrals of compensation to the SOBP and BVG since his participation began in 1991.

(6)	Approximately 60% of the aggregate balance at 2012 fiscal year end results from Mr. Porter’s voluntary deferrals of compensation to the BRP since his participation began in 2006.

(7)	Approximately 95% of the aggregate balance at 2012 fiscal year end results from Ms. Bruder’s voluntary deferrals of compensation to the BRP since her participation began in 2008.

(8)	Approximately 70% of the aggregate balance at 2012 fiscal year end results from Mr. Alleman’s voluntary deferrals of compensation to the BRP since his participation began in 2007.

Potential Payments and Benefits Upon Termination or Change in Control

Under our executive compensation program, severance payments and the provision of benefits can be triggered upon termination of an NEO’s employment and following a Change in Control. These payments may include payments resulting from the employment agreements and EECAs discussed below. The events that may trigger different severance payments and benefits are classified as follows:

•	Voluntary Resignation

•	Retirement

•	Involuntary Termination Without Cause or Good Reason

•	For Cause Termination

•	Change in Control With No Termination

•	Change in Control With Involuntary or Good Reason Termination

•	Permanent Disability

•	Death

Employment Agreements

Below is a description of the termination provisions included in each of the employment agreements and EECAs. The NEOs are also bound under the terms of their employment agreements to certain non-competition provisions during the term of the employment and for eighteen months thereafter and certain non-solicitation restrictions for a period of two years after termination of employment.

Alvarado, Smith, Porter, Bruder and Alleman Agreements.    If we terminate Mr. Alvarado’s, Ms. Smith’s, Mr. Porter’s, Ms. Bruder’s and Mr. Alleman’s employment for cause under the terms of their respective employment agreements or under the applicable law or if either such executive terminates his or her own employment without good reason, then we have no further payment obligations to him or her, except accrued and unused vacation. If such NEO’s employment is terminated due to death or disability, such executive or his or her respective estate shall be entitled to: (i) any applicable life insurance or disability benefits; (ii) a pro-rata share of any applicable bonus as determined by the Board of Directors; (iii) payment of any cash incentive due under the 2006 Cash Plan; (iv) vesting of SARs, restricted stock and/or stock options to the extent permitted by the terms of the applicable equity incentive plan and award or grant agreements; and (v) to the extent permitted by the PS/401(k) Plan and BRP, crediting of any Company contribution attributable to the plan year of the termination and accelerated vesting of any unvested Company contributions to such accounts. If we terminate Mr. Alvarado’s or Mr. Porter’s employment without cause, if Mr. Alvarado or Mr. Porter terminates for good reason, or if we do not renew such NEO’s employment agreement, pursuant to such NEO’s employment agreement, he shall be entitled to: (i) a lump sum payment equal to 1.5 times the executive’s then current annual base salary; (ii) a cash payment in lieu of a bonus equal to the greater of (a) 1.5 times the average annual bonus received by such executive for the five fiscal year period ending with our last completed fiscal year prior to the termination or (b) his annual bonus target as established by the Board of Directors for our last completed fiscal year prior to the termination, the foregoing when combined with (i) not to exceed two times the executive’s then current annual base salary; and (iii) to the extent permitted by the PS/401(k) Plan and BRP, crediting of any Company contribution attributable to the plan year of the termination and accelerated vesting of any unvested Company contributions to such accounts. If we terminate Ms. Smith’s, Ms. Bruder’s or Mr. Alleman’s employment without cause, if the executive terminates for good reason, or if we do not renew the executive’s employment agreement, pursuant to the executive’s employment agreement, the executive will be entitled to: (i) an amount equal to two times the executive’s then current annual base salary; and (ii) to the extent permitted by the PS/401(k) Plan and BRP, crediting of any Company contribution attributable to the plan year of the termination and accelerated vesting of any unvested Company contributions to such accounts.

Under Mr. Alvarado’s, Ms. Smith’s, Mr. Porter’s, Ms. Bruder’s and Mr. Alleman’s employment agreements, “cause” is defined as the executive’s: (i) theft, embezzlement, fraud, financial impropriety, any other act of dishonesty relating to such executive’s employment or any willful violation of Company policies or directives or laws, rule or regulations applicable to the Company; (ii) willful commission of acts that would support the finding of a felony or lesser crime involving fraud, dishonesty, misappropriation or moral turpitude; (iii) failure to perform the duties and obligations under such executive’s employment agreement; or (iv) commission of an act in performing such executive’s duties amounting to gross negligence or willful misconduct. Under Mr. Alvarado’s and Mr. Porter’s employment agreements, “good reason” is defined as our breach of the agreement, a significant reduction in the executive’s responsibilities or compensation, or our requiring the executive to work at a location more than 50 miles from our current location. Under Ms. Smith’s, Ms. Bruder’s and Mr. Alleman’s employment agreement, “good reason” is defined as our breach of the agreement or a significant reduction in the executive’s responsibilities or compensation.

Zoellner Transition and Retirement Agreement.    As noted above, in fiscal year 2012, Mr. Zoellner notified the Company of his intent to retire from all officer and director positions of the Company on June 30, 2012 and his resignation from all positions with the Company on December 31, 2012. In exchange for Mr. Zoellner agreeing to continue to provide transition services to the Company through December 31, 2012 and a release of claims in favor of the Company, the Company and Mr. Zoellner entered into a retirement and transition agreement providing for: (i) continued payment of Mr. Zoellner’s current salary through December 31, 2012, (ii) continued eligibility for an annual cash bonus for fiscal year 2012, (iii) continued health benefits and other perquisites through December 31, 2012, (iv) accelerated vesting on December 31, 2012 of 30,000 PSUs granted on June 3, 2010, (v) accelerated vesting on December 31, 2012 of 20,000 RSUs granted on June 3, 2010, (vi) the vesting of 6,752 RSUs of the 14,123 RSUs granted to Mr. Zoellner on January 18, 2011; (vii) eligibility for vesting of 22,598 PSUs of the 31,776 PSUs granted to Mr. Zoellner on January 18, 2011, with actual vesting to be determined based on the Company’s achievement of the performance goals applicable to the PSUs; (viii) eligibility for vesting of 7,397 PSUs of the 20,000 PSUs granted to Mr. Zoellner on November 23, 2011, with actual vesting to be determined based on the Company’s achievement of the performance goals applicable to the PSUs; (ix) severance equal to two times Mr. Zoellner’s current base salary (total severance equal to $1,160,205), payable in 24 monthly installments following Mr. Zoellner’s retirement; (x) a $300,000 cash payment as a supplement to Mr. Zoellner’s reduced fiscal year 2012 long-term equity award; and (xi) Mr. Zoellner’s full supplemental retirement payment of $207,570 for fiscal year 2012.

EECA Agreements.    In April 2006, our Board of Directors authorized the execution of a form Executive Employment Continuity Agreement (the “EECA”) with certain key executives, including each of the NEOs. The EECA is intended to ensure that we will have the continued attention and dedication of the executive during events that might lead to, and in the event of, a Change in Control of the Company. Should a Change in Control occur, we have agreed to continue to employ each executive for a period of two years thereafter (the “Employment Period”). The EECAs terminate two years after a Change in Control.

During the Employment Period, each executive will continue to receive: (i) an annual base salary equal to at least the executive’s base salary before the Change in Control; (ii) cash bonus opportunities equivalent to that available to the executive under our annual and long-term cash incentive plans in effect immediately preceding the Change in Control; and (iii) continued participation in all incentive plans, including equity incentive, savings, deferred compensation, retirement plans, welfare benefit plans and other employee benefits on terms no less favorable than those in effect during the 90-day period immediately preceding the Change in Control.

If the executive’s employment is terminated during the Employment Period for other than cause or disability (including Constructive Termination (as defined below)), the EECA requires us to pay certain severance benefits to the executive in a lump sum within 30 days following termination. The severance benefits for Ms. Smith and Ms. Bruder and Messrs. Alvarado, Zoellner, Porter and Alleman include an amount equal to four times the highest base salary in effect at any time during the twelve month period prior to the Change in Control as well as unpaid salary, vacation pay and certain other amounts considered to have been earned prior to termination. Company contributions to retirement plans and participation, including that of the executive’s eligible dependents, in Company provided welfare plan benefits will be continued for two years following termination. The executive shall become fully vested in all stock incentive awards and all stock options shall remain exercisable for the remainder of their term. The EECA contains a “double trigger” in that there must be present both a Change in Control and a termination of the executive in order to trigger severance payments under these agreements. We believe that this double trigger and the absence of a tax gross-up (as discussed below) is a reasonable trigger for severance compensation under the EECAs and that these agreements provide a mechanism for eliminating the distraction to the executives that is inherent in change in control events.

The EECA does not provide for a “tax gross up” reimbursement payment by us to the executive for taxes, including excise taxes under Section 4999 of the Code, which the employee may owe as a result of receipt of payments under the EECA. The EECA does require us to determine if the payments to an executive under the EECA combined with any other payments or benefits to which the executive may be entitled (in aggregate the “Change in Control Payments”) would result in the imposition on the executive of the excise tax under Section 4999. We will either reduce the Change in Control Payments to the maximum amount which would not result in imposition of the Section 4999 excise tax or pay the entire Change in Control Payment to the executive if, even after the executive’s payment of the Section 4999 excise tax, the executive would receive a larger net amount.

In the event the executive is terminated more than two years following a Change in Control, no severance benefits are provided under the EECA. The EECA provides that the executive not disclose any confidential information relating to us and, for a period of one year following termination of employment, not compete with the business as conducted by the Company within 100 miles of a Company facility nor solicit or hire employees of the Company or knowingly permit (to the extent reasonably within the executive’s control) any business or entity that employs the executive or in which the executive has an ownership interest to hire Company employees. If a court rules that the executive has violated these provisions, the rights of the executive under the EECA will terminate.

Plan Awards.    In addition to the EECAs, our existing equity incentive plans also provide for accelerated vesting of stock-based awards regardless of whether a termination occurs as a result of a Change in Control, as defined by such plans. Under the Company’s long-term incentive program and except as otherwise provided for in an agreement, PSUs vest at target performance levels upon a Change in Control. Further, the 2006 Cash Plan provides that in the event of a Change in Control, the Committee has discretion to take action to determine the extent to which incentive compensation is considered earned and payable during any performance period, consistent with the requirements of Section 162(m) of the Code, and further consistent with our best interests.

The EECA, cash and equity incentive plans define a Change in Control to be the occurrence of one of the following events: (i) the acquisition of twenty-five percent (25%) or more of our outstanding voting securities; (ii) the replacement of a majority of the members of the Board of Directors by directors not approved by the incumbents; (iii) the sale of substantially all of our assets to an entity of which we own less than fifty percent (50%) of the voting securities; or (iv) the merger of the Company resulting in the pre-merger stockholders of the Company not controlling at least fifty percent (50%) of the post-merger voting securities. The EECA defines Constructive Termination as the failure to maintain the executive in the position held by him prior to the Change in Control, a material adverse change in the executive’s responsibilities, the failure to pay the amounts due to him under the EECA, or requiring the executive to relocate more than 50 miles from his workplace.

In order to describe the payments and benefits that are triggered for each event, we have created the following tables for each NEO estimating the payments and benefits that would be paid under each element of our compensation program assuming that the NEO’s employment terminated or the Change in Control occurred on August 31, 2012, the last day of our 2012 fiscal year. In all cases the amounts were valued as of August 31, 2012, based upon, where applicable, a closing share price of $12.74.

The amounts in the following tables are calculated as of August 31, 2012 pursuant to SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made will be based on the dates and circumstances of the applicable event.

Joseph Alvarado Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (7)	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$1,125,000	$0	$0	$3,000,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$375,000	$0	$623,200	$623,200	$623,200	$623,200
Long-term Incentives
Restricted Stock/PSUs
Unvested and accelerated(2)	$0	$0	$0	$0	$3,491,677	$3,491,677	$1,577,836	$1,577,836
Stock Options/SARs Unvested and accelerated(2)	$0	$0	$0	$0	$129,433	$129,433	$25,000	$25,000
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$1,274,740	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$57,258	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$1,000,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$590,000	$0
Accrued Vacation Pay(6)	$57,692	$57,692	$57,692	$57,692	$0	$57,692	$57,692	$57,692

Total	$57,692	$57,692	$1,557,692	$57,692	$4,244,310	$8,634,000	$2,873,729	$3,283,729

(1)	Amounts reported for base salary and bonus are calculated pursuant to Mr. Alvarado’s employment agreement and EECA described on pages 46 and 47. As noted in footnote 7 below, Mr. Alvarado is not eligible for ordinary retirement.

(2)	Pursuant to the terms of the grant agreements, awards granted in fiscal year 2010 automatically vest 100% upon death, permanent disability, or a Change in Control, and subject to consent of the Committee, vest following retirement or permitted early retirement. Awards granted in fiscal years 2011 and 2012 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Committee) and vest 100% upon a Change in Control.

(3)	Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for two years based on the amounts received under the terms of the EECA.

(4)	Amounts reported are based on estimated costs for two years based upon 2013 premiums and actual fiscal year 2012 coverage.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 65.

(6)	As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(7)	Mr. Alvarado is not eligible for ordinary retirement based on his length of service with the Company.

Barbara R. Smith Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (7)	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$950,000	$0	$0	$1,900,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$292,000	$292,000	$292,000	$292,000
Long-term Incentives Restricted Stock/PSUs
Unvested and Accelerated(2)	$0	$0	$0	$0	$1,058,019	$1,058,019	$249,908	$249,908
Stock Options/SARs Unvested and accelerated(2)	$0	$0	$0	$0	$42,563	$42,563	$8,221	$8,221
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$603,509	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$54,112	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$950,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$1,900,000	$0
Accrued Vacation Pay(6)	$36,538	$36,538	$36,538	$36,538	$0	$36,538	$36,538	$36,538

Total	$36,538	$36,538	$986,538	$36,538	$1,392,582	$3,986,741	$2,486,667	$1,536,667

(1)	Amounts reported for base salary are calculated pursuant to Ms. Smith’s employment agreement and EECA described on pages 46 and 47. As noted in footnote 7 below, Ms. Smith is not eligible for ordinary retirement.

(2)	Pursuant to the terms of the grant agreements, awards granted in fiscal years 2011 and 2012 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Committee) and vest 100% upon a Change in Control.

(3)	Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for two years based on the amounts received under the terms of the EECA.

(4)	Amounts reported are based on estimated costs for two years based upon 2013 premiums and actual fiscal year 2012 coverage.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 65.

(6)	As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(7)	Ms. Smith is not eligible for ordinary retirement based on her length of service with the Company.

Hanns Zoellner Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (6)	Involuntary Termination Without Cause or Good Reason Termination (6)	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$1,160,205	$1,160,205	$0	$0	$2,320,409	$0	$0
Annual Cash Incentive Bonus(1)	$0	$249,323	$249,323	$0	$249,323	$249,323	$249,323	$249,323
Long-term Incentives Restricted Stock/PSUs Unvested and Accelerated(2)	$1,296,625	$1,296,625	$1,296,625	$0	$1,776,553	$1,776,553	$1,296,625	$1,296,625
Stock Options/SARs Unvested and accelerated(2)	$0	$0	$0	$0	$0	$0	$0	$0
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$766,619	$0	$0
Pension Make-Up Contribution	$0	$207,570	$0	$0	$0	$0	$0	$0
Welfare Continuation Benefit	$0	$0	$0	$0	$0	$0	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$374,778
Disability Benefits(4)	$0	$0	$0	$0	$0	$0	$780,309	$0
Accrued Vacation Pay(5)	$44,623	$44,623	$44,623	$44,623	$44,623	$44,623	$44,623	$44,623

Total	$1,341,248	$2,958,345	$2,750,775	$44,623	$2,025,876	$5,157,527	$2,370,880	$1,965,349

(1)	The 2006 Cash Plan provides for the full incentive amount to be payable to the participant in the event of death or permanent disability and a pro-rata portion upon retirement. The amounts shown are calculated on the basis of the recipient’s actual 2012 Annual Cash Incentive Bonus and assume no pro-rata amount is due for retirement on August 31, 2012. Amounts reported for base salary and bonus are calculated pursuant to Mr. Zoellner’s retirement agreement and EECA described on pages 46 and 47.

(2)	Pursuant to the terms of the grant agreements, awards granted in fiscal year 2010 automatically vest 100% upon death, permanent disability, or a Change in Control, and subject to consent of the Committee, vest following retirement or permitted early retirement. Awards granted in fiscal years 2011 and 2012 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Committee) and vest 100% upon a Change in Control. We have assumed that except for termination with cause, the Committee would have consented to vesting of awards upon retirement or permitted early retirement.

(3)	Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for two years based on the amounts received under the terms of the EECA.

(4)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 65.

(5)	As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(6)	Represents amounts that Mr. Zoellner would receive pursuant to the terms of his Retirement and Transition Agreement, which is discussed in the narrative preceding these tables.

Tracy L. Porter Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$750,000	$0	$0	$2,000,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$250,000	$0	$449,300	$449,300	$449,300	$449,300
Long-term Incentives Restricted Stock/PSUs Unvested and Accelerated(2)	$868,244	$868,244	$868,244	$0	$1,528,838	$1,528,838	$868,244	$868,244
Stock Options/SARs Unvested and accelerated(2)	$8,654	$8,654	$8,654	$0	$44,803	$44,803	$8,654	$8,654
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$718,727	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$43,611	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$1,000,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$1,200,000	$0
Accrued Vacation Pay(6)	$38,462	$38,462	$38,462	$38,462	$0	$38,462	$38,462	$38,462

Total	$915,359	$915,359	$1,915,359	$38,462	$2,022,941	$4,823,741	$2,564,659	$2,364,659

(1)	The 2006 Cash Plan provides for the full incentive amount to be payable to the participant in the event of death or permanent disability and a pro-rata portion upon retirement. The amounts shown are calculated on the basis of the recipient’s actual 2012 Annual Cash Incentive Bonus and assume no pro-rata amount is due for retirement on August 31, 2012. Amounts reported for base salary and bonus are calculated pursuant to Mr. Porter’s employment agreement and EECA described on pages 46 and 47.

(2)	Pursuant to the terms of the grant agreements, awards granted in fiscal year 2010 automatically vest 100% upon death, permanent disability, or a Change in Control, and subject to consent of the Committee, vest following retirement or permitted early retirement. Awards granted in fiscal years 2011 and 2012 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Committee) and vest 100% upon a Change in Control. We have assumed that except for termination with cause, the Committee would have consented to vesting of awards upon retirement or permitted early retirement.

(3)	Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for two years based on the amounts received under the terms of the EECA.

(4)	Amounts reported are based on estimated costs for two years based upon 2013 premiums and actual fiscal year 2012 coverage.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 65.

(6)	As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

Ann J. Bruder Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (7)	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$800,000	$0	$0	$1,600,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$199,400	$199,400	$199,400	$199,400
Long-term Incentives Restricted Stock Unvested and Accelerated(2)	$0	$0	$0	$0	$1,241,488	$1,241,488	$772,464	$772,464
Stock Options/SARs Unvested and accelerated(2)	$0	$0	$0	$0	$35,843	$35,843	$6,923	$6,923
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$553,827	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$32,155	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$800,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$2,160,000	$0
Accrued Vacation Pay(6)	$30,769	$30,769	$30,769	$30,769	$0	$30,769	$30,769	$30,769

Total	$30,769	$30,769	$830,769	$30,769	$1,476,730	$3,693,481	$3,169,557	$1,809,557

(1)	Amounts reported for base salary are calculated pursuant to Ms. Bruder’s employment agreement and EECA described on pages 46 and 47. As noted in footnote 7 below, Ms. Bruder is not eligible for ordinary retirement.

(2)	Pursuant to the terms of the grant agreement, awards granted in fiscal year 2010 automatically vest 100% upon death, permanent disability, or a Change in Control and, subject to the consent of the Committee, vest following permitted early retirement. Pursuant to the terms of the grant agreements, awards granted in fiscal years 2011 and 2012 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Committee) and vest 100% upon a Change in Control.

(3)	Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for two years based on the amounts received under the terms of the EECA.

(4)	Amounts reported are based on estimated costs for two years based upon 2013 premiums and actual fiscal year 2012 coverage.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 65.

(6)	As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(7)	Ms. Bruder is not eligible for ordinary retirement based on her length of service with the Company.

James B. Alleman Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (7)	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$693,000	$0	$0	$1,386,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$172,700	$172,700	$172,700	$172,700
Long-term Incentives Restricted Stock Unvested and Accelerated(2)	$0	$0	$0	$0	$1,132,191	$1,132,191	$723,339	$723,339
Stock Options/SARs Unvested and accelerated(2)	$0	$0	$0	$0	$31,049	$31,049	$5,998	$5,998
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$483,428	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$62,747	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$694,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$770,000	$0
Accrued Vacation Pay(6)	$26,654	$26,654	$26,654	$26,654	$0	$26,654	$26,654	$26,654

Total	$26,654	$26,654	$719,654	$26,654	$1,335,940	$3,294,769	$1,698,690	$1,622,690

(1)	Amounts reported for base salary are calculated pursuant to Mr. Alleman’s employment agreement and EECA described on pages 46 and 47. As noted in footnote 7 below, Mr. Alleman is not eligible for ordinary retirement.

(2)	Pursuant to the terms of the grant agreements, awards granted in fiscal year 2010 automatically vest 100% upon death, permanent disability, or a Change in Control, and subject to the consent of the Committee, vest following permitted early retirement. Pursuant to the terms of the grant agreements, awards granted in fiscal years 2011 and 2012 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Committee) and vest 100% upon a Change in Control.

(3)	Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for two years based on the amounts received under the terms of the EECA.

(4)	Amounts reported are based on estimated costs for two years based upon 2013 premiums and actual fiscal year 2012 coverage.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 65.

(6)	As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(7)	Mr. Alleman is not eligible for ordinary retirement based on his length of service with the Company.

NON-EMPLOYEE DIRECTOR COMPENSATION

The compensation arrangements for non-employee directors are described below in the following table. The following table and footnotes outline the compensation paid to our non-employee directors for fiscal year 2012, as well as the outstanding equity awards held by the non-employee directors and Mr. McClean as of August 31, 2012. As officers of the Company, neither Mr. Alvarado nor Mr. McClean received fees for their service on our board of directors during fiscal year 2012.

DIRECTOR COMPENSATION TABLE IN FISCAL YEAR 2012

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Harold L. Adams	$184,910	$55,840	$—	$240,750
Rhys J. Best	$185,780	$58,720	$—	$244,500
Robert L. Guido	$199,530	$58,720	$—	$258,250
Richard B. Kelson	$186,354	$58,720	$—	$245,074
Anthony A. Massaro	$216,063	$55,840	$—	$271,903
Rick J. Mills	$127,530	$58,720	$—	$186,250
Robert D. Neary(1)	$63,681	$—	$—	$63,681
Sarah E. Raiss	$187,160	$55,840	$—	$243,000
J. David Smith	$204,785	$55,840	$—	$260,625
Joseph C. Winkler, III(1)	$27,500	$24,540	$—	$52,040
Robert R. Womack	$184,030	$58,720	$—	$242,750

(1)	Mr. Neary did not stand for re-election as a director at our 2012 annual meeting, but was compensated on a prorated basis for his service as a director for the part of the fiscal year he served (from September 1, 2011 to February 3, 2012). Mr. Neary received total compensation of $63,681, which included the prorated annual retainer fee, meeting fees, committee fees and equity grant. Mr. Winkler commenced service on the Board on June 28, 2012. The fees reported in the table for Mr. Winkler represent the prorated annual retainer fee, meeting fees and committee fees.

(2)	Mr. Kelson elected to receive $27,520 of his director fees in restricted stock units. Mr. Mills elected to have all his director fees paid in restricted stock units. In addition, Mr. Winkler elected to receive all of his director fees in the form of common stock purchased at the time the quarterly fee is paid.

(3)	Includes the grant date fair value of equity awards granted in fiscal year 2012 and calculated in accordance with FASB ASC Topic 718. Assumptions used in determining these values can be found in Note 14 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, which was filed with the SEC on October 30, 2012. Six of the non-employee directors were granted Restricted Stock Awards (RSAs) and four of the non-employee directors were granted Restricted Stock Units (RSUs). One-half of each equity award vests on February 3, 2013 and one-half vests on February 3, 2014, provided such director is still serving as a director or such director has not had an accelerated vesting event, such as retirement, death, permanent disability or a Change in Control. Mr. Winkler’s restricted stock award was prorated at the time of his election as a director in June, 2012. The award will vest one-half on June 28, 2013, and the remaining one-half on June 28, 2014. As of August 31, 2012, each outside director had outstanding the following number of shares of restricted stock awards, restricted stock units, and stock appreciation rights:

Director	Deferred Restricted Stock Units	Restricted Stock/ Restricted Stock Units	SARs
Harold L. Adams	—	4,000	42,000
Rhys J. Best	—	4,000	28,000
Robert L. Guido	—	6,000	28,000
Richard B. Kelson	2,232	4,000	28,000
Anthony A. Massaro	—	4,000	42,000
Murray R. McClean	—	—	—
Rick J. Mills	5,891	5,000	—
Robert D. Neary	—	—	42,000
Sarah E. Raiss	—	4,000	14,000
J. David Smith	—	4,000	42,000
Joseph C. Winkler, III	—	2,000	—
Robert R. Womack	—	4,000	42,000

(4)	Costs of less than $10,000 per director were incurred by us in connection with certain spouses attending activities related to the 2012 Annual Meeting of Stockholders. We incurred costs associated with minor commemorative items, meals, entertainment, sightseeing and similar activities for each director and accompanying guest, if present.

None of our employees receive additional compensation for serving as a director. In fiscal year 2012, the Nominating and Corporate Governance Committee retained Compensation Advisory Partners LLC (“CAP”) to advise on the Company’s director compensation program based on Peer Group benchmarks. CAP provided an analysis of current trends in best practices with respect to director compensation.

At the start of the fiscal year, each non-employee director was paid an annual cash retainer of $100,000 (in quarterly installments). This annual retainer was paid for up to ten meetings of any combination of the Board and/or Nominating and Corporate Governance Committee. Additionally, directors were compensated $2,000 for each committee meeting attended other than as stated in the previous sentence. Further, in January of 2012, each director was awarded either 4,000 shares of restricted stock or 14,000 SARs, at his or her election.

Effective as of January 1, 2012, based on the advice of CAP, the director compensation was modified to reflect current best practices. Meeting fees were discontinued and an annual retainer of $200,000 (the “Annual Retainer”), paid in quarterly installments, one-half in cash and one-half in equity, was implemented. Additionally, committee meeting fees were discontinued and replaced with committee and chairperson retainers (each, a “Committee Retainer”) which are paid in four quarterly installments. Each Audit Committee member receives an annual retainer of $15,000, and the Chairman receives a retainer of $25,000. Each Compensation, Nominating and Corporate Governance, and Finance Committee member receives an annual retainer of $10,000, and the Chairmen receive retainers of $17,500, $12,000 and $12,000, respectively. The Independent Chairman/Lead Director retainer was set at $25,000. Contingent upon the approval by stockholders of the 2013 Plan, the equity portion of the Annual Retainer will be fully issued in restricted stock in the 2013 calendar year. Additionally, any director may elect to be paid the cash portion of the Annual Retainer or Committee Retainer(s) in common stock.

Effective for compensation to be paid on or after April 1, 2012, the Company implemented a Non-Employee Director Deferred Compensation Program. Under this program, non-employee directors may defer all or a portion of their compensation until their separation from the Board.

The 1999 Non-Employee Director Stock Plan provides that each non-employee director shall receive on the date of each annual meeting of stockholders either (i) an option (including stock appreciation rights) to acquire 14,000 shares, (ii) 4,000 shares of restricted stock or (iii) 4,000 restricted stock units. Directors who are elected to fill vacancies between annual meetings receive a grant for a pro rata amount of equity awards based on their period of service before the next annual meeting. All non-employee director equity awards vest in two equal annual installments beginning one year from the date of the award. In addition, each non-employee director may make an irrevocable election, prior to January 1 of each year, to accept additional restricted stock units in lieu of all or part of the cash fees to be paid for that fiscal year. Mr. Winkler elected to receive equity in lieu of cash fees in fiscal year 2012. The number of shares subject to restricted stock units as a result of this election is the number of shares of Company common stock with a fair market value equal to the dollar amount of fees subject to the election.

Under the Company’s stock ownership guidelines, non-employee directors are required to own Company stock equal in value to five times such person’s annual cash retainer, and each non-employee director has five years from joining the board to achieve this.

The exercise price for all options and stock appreciation rights granted to non-employee directors is the fair market value on the day of grant. All non-employee director options and stock appreciation rights terminate on the earlier of: (i) the seventh anniversary of the date of grant; or (ii) thirty days following any termination of service, other than any termination of service due to death, total and permanent disability, or retirement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

At the beginning of fiscal year 2012, the members of the Compensation Committee of our Board were Messrs. Smith (Chairman), Best, Guido, Kelson, Massaro and Womack. Effective November 7, 2011, Messrs. Smith (Chairman), Best, Kelson, and Ms. Raiss were appointed to the Compensation Committee. None of the members of the Compensation Committee was at any time during fiscal year 2012, or at any other time, an officer or employee of Commercial Metals Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving either as a member of our Compensation Committee or as a member of our Board. There were no relationships requiring disclosure under Item 404 of Regulation S-K or Item 407(e)(4) of Regulation S-K that involved any member of the Compensation Committee during the last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Mr. Bryan Porter, son of our Senior Vice President and President of Americas, Tracy Porter, is employed by us as an Operations Manager in Rebar Florida. In this capacity, he was paid cash compensation, including base salary and annual bonus, of $136,828 for his services during fiscal year 2012. He received total taxable compensation of $155,780 including life insurance, car allowance, tax value of restricted stock that vested in fiscal year 2012 and relocation related reimbursements.

Since 1978, we have had a Code of Conduct that applies to all directors, officers, and employees (collectively, “employees”). The Code of Conduct, as amended and effective as of January 1, 2010, can be found in the Corporate Governance section of our website at www.cmc.com. The Code of Conduct prohibits an employee from engaging in transactions in which he or she may have a conflict of interest without first disclosing the potential conflict of interest to his or her supervisor and seeking prior approval. Additionally, we have adopted a written policy regarding review and approval of related party transactions by the Audit Committee (the “Related Person Transactions Policy”).

The Company’s Related Person Transactions Policy defines a “Related Person Transaction” as any transaction involving an amount in excess of $120,000 in which the Company is a participant and in which a Related Person has or will have a direct or indirect material interest, including, without limitation, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships. The Related Person Transactions Policy also contains categories of certain transactions that the Board has identified as not constituting Related Person Transactions because such transactions are not deemed to create a direct or indirect material interest for the Related Person.

A “Related Person” is (i) an executive officer or director of the Company or a nominee for director of the Company, (ii) a beneficial owner of more than 5% of any class of voting securities of the Company or (iii) an immediate family member of any of the persons identified in clauses (i) or (ii). Immediate family members include a person’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any individual (other than a tenant or employee) sharing the household of such person.

Under the Related Person Transactions Policy, each Related Person Transaction must be approved or ratified in accordance with the guidelines set forth in the policy (i) by the Audit Committee of the Board of Directors or (ii) if the Audit Committee of the Board of Directors determines that the approval or ratification of such Related Person Transaction should be considered by all of the disinterested members of the Board of Directors, by such disinterested members of the Board of Directors by the vote of a majority thereof. In considering whether to approve or ratify any Related Person Transaction, the Audit Committee or the disinterested members of the Board of Directors, as the case may be, shall consider all factors that in their discretion are relevant to the Related Person Transaction.

No director participates in any discussion or approval of a Related Person Transaction for which he or she is a Related Person, except that the director is required to provide all material information concerning the Related Person Transaction to the Audit Committee or disinterested directors reviewing such transaction.

There were no transactions considered to be a Related Person Transaction during the Company’s 2012 fiscal year.

AUDIT COMMITTEE REPORT

Our Board annually selects the members of the Audit Committee. At the beginning of fiscal year 2012, the members of the Audit Committee were Messrs. Guido (Chairman), Adams, Massaro, Neary, Smith and Ms. Raiss. Effective November 7, 2011, Messrs. Guido, Adams, Massaro and Womack were appointed to the Audit Committee and effective January 1, 2012, Mr. Mills was appointed to the Audit Committee. Mr. Guido is Chairman of the Audit Committee. Our Board has determined that each member of the Audit Committee is qualified to serve. Each member of the Audit Committee satisfies all applicable financial literacy requirements, and each member is independent as required by the Sarbanes-Oxley Act and as “independence” is defined by the listing standards of the NYSE. Our Board has determined that Mr. Guido meets the definition of “audit committee financial expert” as defined by the SEC. During the fiscal year ended August 31, 2012, the Audit Committee met seven times.

The Audit Committee’s responsibilities are outlined in a charter approved by the Board, which can be found on our website at www.cmc.com under the Corporate Governance section. The Audit Committee assists the Board in the oversight of our financial reporting process. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. The Audit Committee, among other activities described in its charter, has sole authority for the appointment (subject to stockholder ratification), retention, oversight, termination and replacement of the independent registered public accounting firm, recommends to our Board whether the audited financial statements should be included in our Annual Report on Form 10-K, reviews quarterly financial statements with management and the independent registered public accounting firm, reviews with our internal audit staff and independent registered public accounting firm our controls and procedures and is responsible for approving all audit and engagement fees of the independent registered public accounting firm. The Audit Committee meets regularly and separately from management with the internal audit staff, the independent registered public accounting firm and the General Counsel.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2012 with management and with the independent registered public accounting firm. Those discussions included the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent registered public accounting firm its independence under such standards and has determined that the services provided by Deloitte & Touche LLP are compatible with maintaining their independence. Based on the Audit Committee’s discussions and review with management and the independent registered public accounting firm, the Audit Committee recommended to our Board that the audited financial statements for the fiscal year ended August 31, 2012 be included in our Annual Report on Form 10-K as filed on October 30, 2012 with the SEC.

Robert L. Guido, Chairman

Harold L. Adams

Anthony A. Massaro

Rick J. Mills

Robert R. Womack

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2013, subject to stockholder ratification. Fees billed by Deloitte & Touche LLP to us for services during the fiscal years ended August 31, 2012 and August 31, 2011 were:

Type of Fees	Fiscal Year 2012	Fiscal Year 2011
Audit Fees	$4,569,525	$4,648,600
Audit-Related Fees	$0	$4,250
Tax Fees	$0	$0
All Other Fees	$2,345	$2,345
Total	$4,571,870	$4,655,195

“Audit Fees” are fees billed by Deloitte & Touche LLP for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and review of financial statements included in our Quarterly Reports on Forms 10-Q, or for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are fees billed by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements. “All Other Fees” are fees billed by Deloitte & Touche LLP for any services not included in the first three categories. For fiscal years 2012 and 2011, “All Other Fees” consisted of fees billed for use of the Deloitte Technical Library, an online research tool.

The Audit Committee has adopted the following practices regarding the engagement of our independent registered public accounting firm to perform services for us:

For audit services (including statutory audit engagements as required under local country laws), the independent registered public accounting firm shall provide the Audit Committee with an engagement letter outlining the scope and fee budget proposal for the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter and budget for audit services will be formally accepted by the Audit Committee.

For non-audit services, Company management periodically submits to the Audit Committee for pre-approval a list of non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. Company management and the independent registered public accounting firm each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Audit Committee will review and approve, as it considers appropriate, both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process. All of the services described above were approved by the Audit Committee pursuant to these pre-approval processes.

To ensure prompt handling of unexpected matters, the Audit Committee may periodically delegate to the Chairman of the Audit Committee the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman of the Audit Committee will report any action taken in this regard to the Audit Committee at the next Audit Committee meeting.

The Audit Committee has specifically charged the independent registered public accounting firm with the responsibility of ensuring that all audit and non-audit services provided to us have been pre-approved by the Audit Committee. The CFO and independent registered public accounting firm are responsible for tracking all of the independent registered public accounting firm’s fees against the pre-approved budget for such services and periodically reporting that status to the Audit Committee.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Board requests that stockholders ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending August 31, 2013. In the event that the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change should be made.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2012.

The Board recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Exchange Act, we are providing stockholders with an advisory, non-binding vote on the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules. This is the second year that we are asking stockholders to vote on this type of proposal, which is commonly referred to as a “say-on-pay vote.” At the 2012 annual meeting, the Company’s say-on-pay proposal was approved by a majority of shares represented at the annual meeting and having voting power. At the 2012 annual meeting, stockholders were also asked to vote on a proposal seeking their views as to whether the say-on-pay vote should be held every year, every two years or every three years. A majority of stockholders voting on the matter indicated a preference for holding such vote on an annual basis. Accordingly, the Board decided, as previously disclosed, that the advisory vote on executive compensation will be held on an annual basis at least until the next non-binding stockholder vote on the frequency with which the advisory vote on executive compensation should be held.

As disclosed in the Compensation Discussion and Analysis, the Company believes that its executive compensation program is reasonable, competitive and strongly focused on pay-for-performance principles. The objectives of the Company’s executive compensation program are to:

•	facilitate the attraction and retention of top-caliber talent;

•	align the short and long-term interests of our executives with those of stockholders; and

•	offer moderate base salaries and competitive employee benefits coupled with significant short and long-term “variable” incentives dependent upon achieving the financial performance goals.

Within the objectives listed above, the Compensation Committee generally believes that best practices call for the performance metrics by which “variable” compensation is determined to be:

•	primarily formulaic;

•	designed to compensate based upon a combination of individual, business unit and Company performance goals; and

•	established and communicated early in the performance period in order to align individual performance with Company goals.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our NEO compensation by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure in this proxy statement.”

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt the proposal to approve the advisory resolution relating to the compensation of our NEOs as disclosed in this proxy statement. The say-on-pay vote is an advisory vote only, and therefore it will not bind the Company or our Board. However, the Board and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

The Board recommends a vote FOR the approval of the advisory resolution relating to the compensation of our NEOs as disclosed in this proxy statement.

PROPOSAL 4

APPROVAL OF THE COMMERCIAL METALS COMPANY

2013 CASH INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the Commercial Metals Company 2013 Cash Incentive Plan (the “Bonus Plan”) under which participating employees of the Company will be eligible to receive incentive payments based on the achievement of objective performance goals for performance periods commencing on or after September 1, 2012. The Bonus Plan was approved by the Board on November 27, 2012 subject to stockholder approval.

The Bonus Plan will allow the compensation committee of our Board (the “Compensation Committee”) to utilize specified financial or operating measures (as more fully described below) when determining awards under the Bonus Plan. If the Bonus Plan is approved by our stockholders at the Annual Meeting, it is intended that awards granted under the Bonus Plan to individuals subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), will qualify as performance-based compensation under Section 162(m) of the

Code. To qualify as performance based-compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation’s stockholders, and (ii) the Compensation Committee certifies that the applicable performance goals are satisfied before payment of any performance-based compensation is made. If the performance-based compensation requirements of Section 162(m) of the Code are satisfied, then awards granted to individuals subject to Section 162(m) of the Code will be tax deductible by us.

Description of the Bonus Plan

The purpose of the Bonus Plan is to advance the interests of the Company and its stockholders by (a) providing certain employees incentive compensation tied to the achievement of pre-established and objective performance goals, (b) identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and maintain employees who have outstanding skills and abilities and achieve superior performance, and (c) fostering accountability and teamwork throughout the Company. The Bonus Plan will be administered by the Compensation Committee, which is comprised solely of independent directors.

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference.

All employees of the Company and its subsidiaries are eligible to be designated for participation in the Bonus Plan. The Compensation Committee will designate the eligible employees who will participate in the Bonus Plan for performance periods commencing on or after September 1, 2012 (a “Performance Period”) and, for individuals subject to Section 162(m) of the Code (the “162(m) Covered Employees”), will do so not later than 90 days after the beginning of the applicable Performance Period or, if earlier, not later than the date on which 25% of the applicable Performance Period has been completed (the “Determination Period”).

Under the Bonus Plan, payment of awards to participating employees is subject to the attainment of specific performance goals and other terms and conditions established by the Compensation Committee during the Determination Period for each Performance Period. A participant may receive an award under the Bonus Plan based upon achievement of a performance goal or goals using one or more objective measures of the Company, its subsidiaries, or any segment, operating or administrative unit of the Company that is designated by the Company as a business unit (a “Business Unit”). With respect to bonuses payable to 162(m) Covered Employees and to the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code, the applicable performance goals shall be based exclusively on one or more of the following objective measures of the Company, its subsidiaries or the Business Units: (a) operating profit; (b) FIFO net earnings (c) net sales; (d) net earnings before deductions for interest, income taxes, depreciation and amortization expenses or other measures of cash flow; (e) total shareholder return, or the attainment by the shares of Company common stock of a specified value for a specified period of time, or share price; (f) earnings; (g) return on net assets, return on invested capital, or other return measures, including return or net return on working assets, equity, capital or net sales; (h) pre-tax profits on either a LIFO net earnings or FIFO net earnings basis; (i) operating margins; (j) operating earnings or earnings per share; (k) value of assets; (l) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (m) aggregate product price and other product measures; (n) expense or cost levels; (o) reduction of losses, loss ratios or expense ratios; (p) reduction in fixed assets; (q) operating cost management; (r) management of capital structure; (s) debt reduction; (t) productivity improvements; (u) inventory and/or receivables control; (v) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (w) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (x) employee diversity goals; (y) employee turnover; (z) specified objective social goals; or (aa) safety record. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company, its subsidiaries or the Business Units, or the past or current performance of other companies (or a combination of such past and current performance). In the case of earnings-based measures, in addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. With respect to participants who are not 162(m)

Covered Employees and who are not expected to be 162(m) Covered Employees at any time during the applicable Performance Period, the performance goals may include any objective or subjective measure of the Company and its subsidiaries or the Company’s Business Units, whether or not listed above.

If the relevant performance goals are attained during the Performance Period, a participant will be eligible to receive a cash award. Performance goal targets are expressed in terms of an objective formula or standard which may be based on an employee’s base salary, or a multiple thereof, at the time or immediately before the performance goals for such Performance Period were established. The Compensation Committee may establish other performance goals to be used, in its sole discretion, as guidelines for reducing, but not increasing, the maximum amounts payable to 162(m) Covered Employees due to the attainment of the applicable performance goals established under Section 162(m) of the Code. In all cases, the Compensation Committee has sole discretion to increase or decrease the payment amount to any participant under the Bonus Plan, provided that any increase in compensation to a 162(m) Covered Employee will not exceed the maximum amount payable upon attainment of the performance goals certified by the Compensation Committee pursuant to Section 162(m) of the Code. In addition, the maximum incentive compensation payable to a participant with respect to a Performance Period will not exceed $3,500,000, which maximum amount will be proportionally adjusted with respect to Performance Periods that are less than or more than 12 months in duration.

Awards payable under the Bonus Plan are subject to forfeiture and recovery by the Company pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including any policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law.

No compensation will be paid under the Bonus Plan to 162(m) Covered Employees if the Bonus Plan is not approved by stockholders. If approved, the Bonus Plan will be effective for performance periods commencing on or after September 1, 2012. The Compensation Committee or Board may terminate the Bonus Plan at any time.

New Plan Benefits

Subject to approval by the Company’s stockholders, target award opportunities for our named executive officers for the 2013 performance period under the Bonus Plan are set forth in the table below.

Commercial Metals Company 2013 Cash Incentive Plan

Name and Position	Dollar Value of Target Award(1)
Joseph Alvarado, President and CEO, Former Executive Vice President and Chief Operating Officer	$1,086,480
Barbara R. Smith, Senior Vice President and Chief Financial Officer	$434,400
Tracy L. Porter, Senior Vice President CMC and President – CMC Americas Division	$450,500
Ann J. Bruder, Senior Vice President of Law, Government Affairs & Global Compliance, General Counsel & Corporate Secretary	$283,985
James B. Alleman, Senior Vice President of Human Resources and Organizational Development	$258,895
Executive Group	$2,514,260
Non-Executive Officer Employee Group	$2,742,355

(1)	Bonus payouts may range from 0% to 200% of the target award.

The Board unanimously recommends that stockholders vote FOR the approval of the Bonus Plan.

PROPOSAL 5

APPROVAL OF THE COMMERCIAL METALS COMPANY

2013 LONG-TERM EQUITY INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the Commercial Metals Company 2013 Long-Term Equity Incentive Plan (the “2013 Plan”). The 2013 Plan was approved by the Board on November 27, 2012 subject to stockholder approval. The 2013 Plan will replace the Commercial Metals Company 2006 Long-Term Equity Incentive Plan, the Commercial Metals Company 1999 Non-Employee Director Stock Option Plan (collectively, the “Prior Plan”) with respect to the granting of future equity awards. The purposes of the 2013 Plan are to:

•	align the interests of our stockholders and recipients of awards under the 2013 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success;

•	advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, and independent contractors; and

•	motivate such persons to act in the long-term best interests of the Company and its stockholders.

Under the 2013 Plan, the Company may grant:

•	non-qualified stock options;

•	incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”));

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units (“Stock Awards”); and

•	performance awards.

As of November 27, 2012, approximately 350 employees and ten non-employee directors would be eligible to participate in the 2013 Plan, which is consistent with the Company’s prior plan. As discussed above, the 2013 Plan will replace our prior director equity plan and, accordingly, our non-employee directors will participate in the 2013 Plan.

Plan Highlights

Some of the key features of the 2013 Plan include:

•	The 2013 Plan will be administered by a committee of the Board or a subcommittee thereof, comprised entirely of independent directors;

•	Options and SARs granted under the 2013 Plan may not be repriced without stockholder approval;

•	Under the 2013 Plan, the maximum number of shares of the Company’s common stock (“Common Stock”) available for awards is 15,750,000;

•

The number of shares available for issuance under the 2013 Plan will be reduced by 2.63 shares for each share subject to a Stock Award or performance award and by one share for each share subject to a stock option or SAR;

•

Except with respect to substitute awards granted in connection with a corporate transaction, the purchase price of options and the base price for SARs granted under the 2013 Plan may not be less than the fair market value of a share of Common Stock on the date of grant;

•	The 2013 Plan includes a minimum vesting period of 36 months for time-vested Stock Awards, subject to certain exceptions described in the 2013 Plan; and

•	Awards granted under the 2013 Plan will be subject to our clawback policy, as in effect from time to time.

Description of the 2013 Plan

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached to this Proxy Statement as Appendix B and incorporated herein by reference.

Administration

The 2013 Plan will be administered by a committee designated by the Board of Directors (the “Plan Committee”) or a subcommittee thereof, consisting of two or more members of the Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “independent” within the meaning of the rules of the NYSE.

Subject to the express provisions of the 2013 Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2013 Plan as the Plan Committee will approve. The Plan Committee will also have authority to establish rules and regulations for administering the 2013 Plan and to decide questions of interpretation or application of any provision of the 2013 Plan. The Plan Committee may, subject to Section 162(m) of the Code, take any action such that (1) any outstanding options and SARs will become exercisable in part or in full, (2) all or a portion of a restriction period on any Stock Award will lapse, (3) all or a portion of any performance period applicable to any Stock Award or performance award will lapse, and (4) any performance measures applicable to any outstanding award will be deemed satisfied at the target or any other level.

The Plan Committee may delegate some or all of its power and authority under the 2013 Plan to the Board, the President and CEO or such other executive officer of the Company as the Plan Committee deems appropriate, except that (i) it may not delegate its power and authority to the Board, the President and CEO or any other executive officer with regard to awards to persons who are “covered employees” within the meaning of Section 162(m) of the Code or are likely to become such while an award is outstanding, and (ii) it may not delegate its power and authority to the President and CEO or any other executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.

Available Shares

Under the 2013 Plan, 15,750,000 shares of Common Stock will initially be available for all awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. No more than 15,750,000 shares of Common Stock in the aggregate may be issued under the 2013 Plan in connection with incentive stock options. To the extent the Company grants an option or a free-standing SAR under the 2013 Plan, the number of shares of Common Stock that remain available for future grants will be reduced by the number of shares subject to such option or free-standing SAR. To the extent the Company grants a Stock Award or settles a performance award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants will be reduced by an amount equal to 2.63 times the number of shares subject to such Stock Award or performance award. To the extent that shares of Common Stock subject to an outstanding option, free-standing SAR or Stock Award granted under either the 2013 Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of Common Stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of Common Stock will again be available under the 2013 Plan; provided, however, that shares of Common Stock subject to an award under the 2013 Plan will not again be available for issuance under the 2013 Plan if such shares are (a) shares that were subject to an option or SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (b) shares delivered to or withheld by the Company to pay the purchase price or withholding taxes relating to an outstanding option or SAR or (c) shares repurchased by the Company on the open market with the proceeds of an option exercise. Shares delivered to or withheld by the Company to pay withholding taxes for Stock Awards or performance awards will again be available for issuance under the 2013 Plan. The number of shares that again become available will be (i) one share for each share subject to an option or free-standing SAR under the 2013 Plan or the Prior Plan and (ii) 2.63 shares for each share subject to a Stock Award or a performance award under the 2013 Plan or the Prior Plan.

To the extent necessary for an award to be qualified-performance based compensation under Section 162(m) of the Code, (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year to any person will be 1,000,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards or performance awards denominated in Common Stock that may be earned by any person for each 12-month period during a performance period will be 1,000,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event; and (iii) the maximum amount that may be earned by any person for each 12-month period during a performance period with respect to performance awards denominated in cash will be $3,500,000. In addition, the maximum number of shares of Common Stock that may be granted during any fiscal year of the Company to any Non-Employee Director is 100,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. On December 7, 2012, the closing sales price per share of the Common Stock as reported on the NYSE was $13.48.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, the Board (as constituted prior to such change in control) may, in its discretion, provide that (i) some or all outstanding options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from such change in control, or the parent thereof, be substituted for some or all of the shares of Common Stock subject to outstanding awards as determined by the Board, and/or require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of common stock in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Under the terms of the 2013 Plan, a change in control generally occurs when: (i) any person becomes the beneficial owner of 25% or more of the combined voting power of the Company’s then outstanding voting securities; (ii) the incumbent board (i.e., the individuals who constitute the Board as of the effective date of the 2013 Plan) ceases to constitute at least the majority of the Board; provided, however, that any subsequent director approved by at least 75% of the incumbent board will be considered a member of the incumbent board; (iii) all or substantially all of the Company’s assets are sold, transferred or conveyed, and the Company does not control the transferee (i.e., own more than 50% of the transferee’s combined voting power); or (iv) the Company is reorganized, merged or consolidated, and the stockholders of the Company immediately prior to the transaction now own in the aggregate 50% or less of the outstanding voting securities of the surviving or resulting corporation.

Effective Date, Termination and Amendment

If approved by our stockholders at the annual meeting, the 2013 Plan will become effective as of November 27, 2012, which is the date of the Board’s approval of the 2013 Plan, and will terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board. The Board may amend the 2013 Plan at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including Section 162(m) of the Code, or any rule of the NYSE, or (ii) the Board seeks to modify the option and SAR repricing provisions in the 2013 Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

Minimum Restriction Periods

Under the 2013 Plan, Stock Awards will be subject to a minimum vesting period of 36 months, with vesting no more rapidly than ratably over the vesting period. The 36-month minimum vesting period set forth in the 2013 Plan will not apply to (i) Stock Awards granted to newly hired employees, (ii) performance-based Stock Awards, (iii) Stock Awards granted in connection with acquisitions (whether by asset purchase, merger or otherwise) or (iv) Stock Awards granted in lieu of a cash bonus. Notwithstanding the foregoing, any award agreement may provide that all or a portion of the shares subject to a Stock Award vest immediately or, alternatively, vest in accordance with the vesting schedule but without regard to the requirement for continued employment in the event of a change in control, or in the case of termination of employment due to death, disability, layoff, retirement or divestiture.

Stock Options and SARs

The 2013 Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than seven years after its date of grant, unless the option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of capital stock of the Company (a “ten percent holder”), in which case the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the purchase price of an option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option purchase price will be the price required by the Code, currently 110% of fair market value.

Each SAR will be exercisable for no more than seven years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the base price of an SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with an option (a “tandem SAR”) will be the purchase price of the related option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Subject to the adjustment provisions set forth in the 2013 Plan, the Plan Committee will not without the approval of the stockholders of the Company (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the fair market value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a change in control.

The 2013 Plan prohibits the holder of an option or SAR from receiving dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

Stock Awards

The 2013 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award or a restricted stock unit award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock; provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, will be deposited by the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding restricted stock units will specify (i) whether such award may be settled in shares of Common Stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents, with respect to such award. Any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions will be subject to the same restrictions as such restricted stock units. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a stockholder of the Company.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Performance Awards

The 2013 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of Common Stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Any dividend or dividend equivalents with respect to a performance award that are subject to performance-based vesting conditions will be subject to the same restrictions as such performance award. Prior to the settlement of a performance award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Performance Measures

Under the 2013 Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under Section 162(m) of the Code, as described below, the performance measures will be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures stated in either absolute terms or relative terms, such as rates of growth or improvement: (a) operating profit; (b) FIFO net earnings (c) net sales; (d) net earnings of that entity before deductions by the entity for interest, income taxes, depreciation and amortization expenses or other measures of cash flow; (e) total shareholder return, or the attainment by the shares of Company common stock of a specified value for a specified period of time, or share price; (f) earnings; (g) return on net assets, return on invested capital, or other return measures, including return or net return on working assets, equity, capital or net sales; (h) pre-tax profits on either a LIFO net earnings or FIFO net earnings basis; (i) operating margins; (j) operating earnings or earnings per share; (k) value of assets; (l) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (m) aggregate product price and other product measures; (n) expense or cost levels; (o) reduction of losses, loss ratios or expense ratios; (p) reduction in fixed assets; (q) operating cost management; (r) management of capital structure; (s) debt reduction; (t) productivity improvements; (u) inventory and/or receivables control; (v) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (w) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (x) employee diversity goals; (y) employee turnover; (z) specified objective social goals; or (aa) safety record. The applicable performance measures may be applied on a pre- or post-tax basis. In the sole discretion of the Plan Committee, but subject to Section 162(m) of the Code, the Plan Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

Clawback of Awards

Awards granted under the 2013 Plan are subject to forfeiture and recovery by the Company pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including any policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law.

New Plan Benefits

The number of stock options and other forms of awards that will be granted under the 2013 Plan is not currently determinable.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2013 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2013 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2013 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Code

Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and the corporation’s three most highly compensated executive officers other than the chief executive officer and the chief financial officer. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation’s stockholders, and (ii) the committee certifies that the applicable performance goals are satisfied before payment of any performance-based compensation is made. As noted above, the Plan Committee currently consists solely of “outside directors” for purposes of Section 162(m) of the Code. As a result, certain compensation under the 2013 Plan, such as that payable with respect to options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2013 Plan, such as any Stock Award that is not subject to performance measures, would be subject to such limit.

Stock Options

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their purchase price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Company will be entitled to a corresponding deduction.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

Stock Awards

A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

The Board unanimously recommends that stockholders vote FOR the approval of the 2013 Plan.

EQUITY COMPENSATION PLANS

Information about our equity compensation plans as of August 31, 2012 is as follows:

	A.	B.	C.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
Equity compensation plans approved by security holders	2,930,492	$24.81	3,831,278
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,930,492	$24.81	3,831,278

GENERAL

The annual report to stockholders for fiscal year 2012 has been mailed to stockholders with this proxy statement or previously. The annual report does not form any part of the material for the solicitation of proxies.

We will bear the cost of soliciting proxies on behalf of the Company. We have hired MacKenzie Partners, Inc. (“MacKenzie”) to assist us in soliciting proxies for a fee of approximately $25,000 plus reasonable expenses. In addition to MacKenzie, our directors, officers and employees may also solicit proxies by mail, telephone, facsimile, personal contact or through online methods. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

It is currently contemplated that our 2014 annual meeting of stockholders will take place on or about January 30, 2014. Pursuant to regulations of the SEC, in order to be included in our proxy statement for the 2014 annual meeting, stockholder proposals must be received at our principal executive offices, 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039, Attention: Corporate Secretary, no later than August 19, 2013 and must comply with additional requirements established by the SEC. Pursuant to our second amended and restated bylaws, a stockholder proposal submitted outside of the processes established in Rule 14a-8 promulgated by the SEC will be considered untimely before September 27, 2013 and untimely after October 27, 2013.

OTHER BUSINESS

Management knows of no other matter that will come before the Annual Meeting. However, if other matters do come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.

By Order of the Board of Directors,

ANN J. BRUDER

Corporate Secretary

December 17, 2012

Appendix A

COMMERCIAL METALS COMPANY

2013 CASH INCENTIVE PLAN

Purpose

The purpose of the Commercial Metals Company 2013 Cash Incentive Plan (the “Plan”) is to advance the interests of Commercial Metals Company (the “Company”) and its stockholders by (a) providing certain employees of the Company and its Subsidiaries (as hereinafter defined) incentive compensation which is tied to the achievement of pre-established and objective performance goals, (b) identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and maintain employees who have outstanding skills and abilities and who achieve superior performance, and (c) fostering accountability and teamwork throughout the Company.

The Plan is intended to provide Participants (as hereinafter defined) with incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and should be construed to the extent possible as providing for remuneration which is “performance-based compensation” within the meaning of Section 162(m) of the Code and the treasury regulations promulgated thereunder.

Article I

Definitions

For the purposes of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

“Award” means a grant of Incentive Compensation that may be paid to an Eligible Employee upon the satisfaction of specified Performance Goal(s) for a particular Performance Period; such Performance Period may be a period of less than a Fiscal Year (e.g., six months, a “Short-Term Cash Bonus Award”), a period equal to a Fiscal Year (an “Annual Cash Bonus Award”), or a period in excess of a Fiscal Year (e.g., three Fiscal Years, a “Long-Term Cash Bonus Award”).

“Base Pay” means a Participant’s annualized rate of base salary as determined in the manner specified by the Committee during the Determination Period.

“Board” means the Board of Directors of the Company.

“Business Unit” means any segment or operating or administrative unit, including geographical unit, of the Company identified by the Committee as a separate business unit, or a Subsidiary identified by the Committee as a separate business unit.

“Business Unit Performance Goals” means the Performance Goals established for each Business Unit in accordance with Sections 4.1, 4.2 and 4.3 below for any Performance Period.

“Change in Control” means a “change in control” as defined in the Commercial Metals Company 2013 Long-Term Equity Incentive Plan or any successor thereto.

“Chief Executive Officer” or “CEO” means the chief executive officer of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, which shall consist of two or more “outside directors” within the meaning of Section 162(m) of the Code.

“Company” means Commercial Metals Company, a Delaware corporation.

“Company Performance Goals” means the Performance Goals established for the Company in accordance with Sections 4.1, 4.2 and 4.4 below for any Performance Period.

“Covered Employee” shall have the same meaning as the term “covered employee” (or its counterpart, as such term may be changed from time to time) contained in the treasury regulations promulgated under Section 162(m) of the Code, or their respective successor provision or provisions, that being an employee for whom the limitation on deductibility for compensation pursuant to Section 162(m) of the Code is applicable.

“Determination Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (a) the 90th day after the commencement of the Performance Period and (b) the date on which twenty-five percent (25%) of the Performance Period has been completed.

“Disability” means absence from active employment after exhaustion of short-term disability benefits and failure to return to active employment within the time period specified in the Company’s short-term disability policy.

“EBIT” means, for the Company, any Subsidiary or any Business Unit, the net earnings of that entity before deductions by the entity for interest and income tax expenses.

“EBITDA” means, for the Company, any Subsidiary or any Business Unit, the net earnings of that entity before deductions by the entity for interest, income taxes, depreciation and amortization expenses.

“Eligible Employee” shall mean any employee of the Company or any Subsidiary.

“FIFO Net Earnings” means net earnings calculated using the first in, first out inventory costing principle for all inventories.

“Fiscal Year” means the fiscal year of the Company, which is the twelve-month (12-month) period ending on August 31 of each calendar year.

“Incentive Compensation” means the compensation approved by the Committee to be paid to a Participant for any Performance Period under the Plan.

“LIFO Net Earnings” means net earnings calculated using the last in, first out inventory costing principle for all inventories.

“Maximum Achievement” means, for a Participant for any Performance Period, the maximum level of achievement of a set of Performance Goals required for Incentive Compensation to be paid which shall be a specified percentage of the Participant’s Base Pay with respect to such set of Performance Goals, determined by the Committee in accordance with Section 4.1 below.

“Operating Profit” means FIFO Net Earnings before income taxes, interest (both internal and external) and program/discount fees and expenses.

“Participant” means an employee of the Company or a Subsidiary who satisfies the eligibility requirements of Article III of the Plan and who is selected by the Committee to participate in the Plan for any Performance Period.

“Performance Goals” means the Company Performance Goals and Business Unit Performance Goals established by the Committee for the Company and each Business Unit for any Performance Period, as provided in Sections 4.1, 4.2, 4.3 and 4.4 below.

“Performance Period” means the period selected by the Committee for the payment of Incentive Compensation. Unless the Committee, in its discretion, specifies other Performance Periods for the payment of Incentive Compensation hereunder, the Performance Period shall be a Fiscal Year.

“Plan” means the Commercial Metals Company 2013 Cash Incentive Plan, as it may be amended from time to time.

“Retirement” means termination of service as an employee solely due to retirement upon or after attainment of age sixty-two (62), or permitted early retirement as determined by the Committee.

“Return on Invested Capital” means LIFO Net Earnings before interest expense divided by the sum of commercial paper, notes payable, current maturities of long-term debt and stockholders equity.

“Return on Net Assets,” or “RONA,” for any Performance Period means, for the Company or applicable Business Unit, the percentage obtained by dividing Operating Profits by the value of average net assets, determined by using the first in, first out (FIFO) method of inventory valuation.

“Section 162(m) Performance Goals” means the Performance Goals established by the Committee during the Determination Period that are intended to comply with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing “qualified performance-based compensation.”

“Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships, or limited liability company.

“Target Achievement” means, for a Participant for any Performance Period, the target level of achievement of a set of Performance Goals required for Incentive Compensation to be paid which shall be a specified percentage of the Participant’s Base Pay with respect to such set of Performance Goals, determined by the Committee in accordance with Section 4.1 below.

“Threshold Achievement” means, for a Participant for any Performance Period, the minimum level of achievement of a set of Performance Goals required for any Incentive Compensation to be paid which shall be a specified percentage of the Participant’s Base Pay with respect to such set of Performance Goals, as determined by the Committee in accordance with Section 4.1 below.

“Working Capital” means the Company’s or if appropriate, the applicable Business Unit’s current assets less current liabilities.

Article II

Administration

2.1 Committee’s Authority. Subject to the terms of this Article II, the Plan shall be administered by the Committee. For each Performance Period, the Committee shall have full authority to (i) designate the Eligible Employees who shall participate in the Plan; (ii) establish the Performance Goals and achievement levels for each Participant pursuant to Article IV hereof; and (iii) establish and certify the achievement of the Performance Goals. The Committee may delegate its authority and responsibilities to the CEO or any other officer of the

Company; provided, however, that with respect to participation in the Plan by a Covered Employee, notwithstanding any provision of the Plan to the contrary, any decision concerning the awarding of Incentive Compensation hereunder (including, without limitation, establishment of Performance Goals, Threshold Achievement, Target Achievement, Maximum Achievement, and any other information necessary to calculate Incentive Compensation for such Covered Employee for such Performance Period) shall not be made by the CEO or any other officer of the Company and shall be made exclusively by the members of the Committee who are at that time “outside” directors, as that term is used in Section 162(m) of the Code and the treasury regulations promulgated thereunder.

2.2 Committee Action. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

2.3 Committee’s Powers. The Committee shall have the power, in its discretion, to take such actions as may be necessary to carry out the provisions and purposes of the Plan and shall have the authority to control and manage the operation and administration of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary power and authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

In construing the Plan and in exercising its power under provisions requiring the Committee’s approval, the Committee shall attempt to ascertain the purpose of the provisions in question, and when the purpose is known or reasonably ascertainable, the purpose shall be given effect to the extent feasible. Likewise, the Committee is authorized to determine all questions with respect to the individual rights of all Participants under this Plan, including, but not limited to, all issues with respect to eligibility. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan including, but not limited to, the power to:

(a) designate the Eligible Employees who shall participate in the Plan;

(b) maintain complete and accurate records of all plan transactions and other data in the manner necessary for proper administration of the Plan;

(c) adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules and regulations are not inconsistent with the terms of the Plan as set out herein. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances;

(d) enforce the terms of the Plan and the rules and regulations it adopts;

(e) review claims and render decisions on claims for benefits under the Plan;

(f) furnish the Company or the Participants, upon request, with information that the Company or the Participants may require for tax or other purposes;

(g) employ agents, attorneys, accountants or other persons (who also may be employed by or represent the Company) for such purposes as the Committee considers necessary or desirable in connection with its duties hereunder; and

(h) perform any and all other acts necessary or appropriate for the proper management and administration of the Plan.

Article III

Eligibility

For each Performance Period, the Committee shall select the particular Eligible Employees to whom Incentive Compensation may be awarded for such Performance Period; with respect to Covered Employees, such determination shall be made during the Determination Period. To the extent permitted by the Committee, employees who participate in the Plan may also participate in other incentive or benefit plans of the Company or any Subsidiary. Senior management of each Business Unit shall recommend to the Committee those employees of such Business Unit to be eligible to participate in the Plan for such Performance Period; the Committee shall consider, but shall not be bound by, such recommendations. Except to the extent the Committee is required to take action during the Determination Period with respect to Covered Employees, as set forth herein, but notwithstanding any other provision in this Plan to the contrary, the Committee may grant one or more Awards to an Eligible Employee at any time, and from time to time, and the Committee shall have the discretion to determine whether any such Award shall be a Short-Term Cash Bonus Award, an Annual Cash Bonus Award or a Long-Term Cash Bonus Award.

Article IV

Determination of Goals and Incentive Compensation

4.1 Establishment of Business Unit and Company Performance Goals. Not later than the last day of the Determination Period, the Committee shall approve and deliver to the Chief Executive Officer of the Company a written report setting forth: (i) the Business Unit Performance Goals for the Performance Period, (ii) the Company Performance Goals for the Performance Period, (iii) the Threshold, Target, and Maximum Achievement levels for Business Unit Performance Goals and Company Performance Goals for the Performance Period, (iv) with respect to each Participant, Incentive Compensation as a percentage of Base Pay for achievement of Threshold, Target, and Maximum Achievement levels and the relative weighting of each Performance Goal in determining the Participant’s Incentive Compensation, and (v) a schedule setting forth payout opportunity as a percentage of Base Pay for Threshold, Target, and Maximum Achievement levels. The Committee may delegate to the CEO or any other officer of the Company to establish and report to the Committee for each Participant the determinations under items (i) through (v) above. The Committee shall consider, but shall not be bound by, the recommendations and determinations of the CEO or such other officer with respect to such items. In the case of Participants who are, or are expected to be, Covered Employees, the Committee shall establish one or more Section 162(m) Performance Goals during the Determination Period for purposes of complying with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing “qualified performance-based compensation.” The Committee may establish other Performance Goals to be used, in its sole discretion, as guidelines for reducing, but not increasing, the maximum amounts payable to such Covered Employees due to the attainment of the Section 162(m) Performance Goals.

4.2 Establishment of Incentive Compensation Pool. Not later than the last day of the Determination Period, the Committee may, in its sole discretion, establish Incentive Compensation pools to be allocated among some or all of the Participants, the amount of which shall be calculated based on the attainment of one or more Company Performance Goals or Business Unit Performance Goals prescribed by the Committee, and which shall be allocated among such Participants in such percentages as the Committee shall determine. The Committee may establish such Incentive Compensation pools either in lieu of or in combination with the Incentive Compensation opportunities established pursuant to Section 4.1. Following the end of the Performance Period, the Committee may decrease or increase the amount of the Incentive Compensation pool allocated to any Participant in its sole discretion, based on any objective or subjective performance considerations as the Committee determines to be appropriate; provided that the Committee shall not increase the portion of any Incentive Compensation pool allocated to any Covered Employee to an amount in excess of the maximum amount which the Committee has certified to have been earned by such Covered Employee based on the attainment of the Section 162(m) Performance Goals which the Committee established pursuant to Section 4.1.

4.3 Categories of Business Unit Performance Goals. The Business Unit Performance Goals established by the Committee for any Performance Period may differ among Participants and Business Units. For each Business Unit, the Business Unit Performance Goals shall be based on the performance of the Business Unit. Performance criteria for a Business Unit shall be based exclusively on one or more of the following objective subsidiary, division, operating unit or individual measures: (a) Operating Profit; (b) FIFO Net Earnings (c) net sales; (d) EBITDA or other measures of cash flow; (e) total shareholder return, or the attainment by the shares of Company common stock of a specified value for a specified period of time, or share price; (f) earnings; (g) RONA, Return on Invested Capital, or other return measures, including return or net return on working assets, equity, capital or net sales; (h) pre-tax profits on either a LIFO Net Earnings or FIFO Net Earnings basis; (i) operating margins; (j) operating earnings or earnings per share; (k) value of assets; (l) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (m) aggregate product price and other product measures; (n) expense or cost levels; (o) reduction of losses, loss ratios or expense ratios; (p) reduction in fixed assets; (q) operating cost management; (r) management of capital structure; (s) debt reduction; (t) productivity improvements; (u) inventory and/or receivables control; (v) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (w) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (x) employee diversity goals; (y) employee turnover; (z) specified objective social goals; or (aa) safety record. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Business Unit (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). In the case of earnings-based measures, in addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. With respect to Participants who are not Covered Employees and who, in the Committee’s judgment, are not likely to be Covered Employees at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, the Business Unit Performance Goals established for the Performance Period may consist of any objective or subjective subsidiary, division, operating unit or individual measures, whether or not listed herein. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time; provided, however, that to the extent such goals relate to awards to Covered Employees, such special rules and conditions shall be established during the Determination Period and shall not be inconsistent with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing “qualified performance-based compensation.”

4.4 Company Performance Goals. The Company Performance Goals established by the Committee for any Performance Period shall be based exclusively on one or more of the objective financial and operating objectives, as listed in Section 4.3 above, as applied to the Company and its Subsidiaries on a consolidated basis. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company and its Subsidiaries or the past or current performance of other companies (or a combination of such past and current performance). In the case of earnings-based measures, in addition to the ratios specifically enumerated in Section 4.3, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. With respect to Participants who are not Covered Employees and who, in the Committee’s judgment, are not likely to be Covered Employees at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, the Company Performance Goals established for the Performance Period may consist of any objective or subjective corporate-wide measures, whether or not listed in Section 4.3. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time; provided, however, that to the extent such goals relate to awards to Covered Employees, such special rules and conditions shall be established during the Determination Period and shall not be inconsistent with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing “qualified performance-based compensation.”

4.5 Certification. Within two and one-half (2 1/2) months after the end of each Performance Period, the senior management of the Company and each Business Unit shall report to the Committee the extent to which Company and Business Unit Performance Goals were achieved for the Performance Period. As soon as practicable following the finalization of the Company’s financial statements or receipt of the Independent Auditor’s Report on the Company’s financial statements for a Performance Period consisting of one or more Fiscal Years covered by the financial statements or other accounting finalizing of the Company’s financial results for any Performance Period and receipt of the report of the Company and Business Unit senior management, as applicable, the Committee shall certify in writing and in compliance with the requirements of Treasury Regulation 1.162-27 (and successor regulations thereto) in the case of any Award intended to qualify under Section 162(m) of the Code: (i) the extent to which the Company achieved its Section 162(m) Performance Goals for the Performance Period, (ii) the calculation of the maximum amount of the Participants’ Incentive Compensation based on the achievement of the Section 162(m) Performance Goals, and (iii) the determination by the Committee of the amount of Incentive Compensation, if any, to be paid to each Participant for the Performance Period. In determining whether Section 162(m) Performance Goals have been achieved and Incentive Compensation is payable for a given Performance Period, generally accepted accounting principles to the extent applicable to the Performance Goal shall be applied, and such determinations shall be based on the calculations provided by the Company and binding on each Participant. After the certification described in this Section the Committee may, in its sole and absolute discretion, decrease the Incentive Compensation to be paid to one or more Covered Employees for such Performance Period to an amount less than the amount calculated based on the attainment of the Section 162(m) Performance Goals.

4.6 Earned Award Based on Level of Achievement. If Threshold Achievement is attained with respect to a Performance Goal, then the Incentive Compensation that may be paid to such Participant with respect to such Performance Goal shall be based on the percentage of Base Pay and the Committee’s predetermined schedule (which may allow for interpolation between achievement levels) setting forth the earned award as a percentage of Base Pay; for example, if (i) Threshold Achievement of a Performance Goal is 80% and 50% of Base Pay is earned at that level, (ii) the Performance Goal level actually achieved is 90% and, pursuant to the Committee’s predetermined schedule, 75% of Base Pay is earned for that level of achievement, then the earned award for such Performance Goal is 75% of Base Pay. The Committee may increase or decrease, in its sole discretion, the Incentive Compensation to be paid to one or more Participants for such Performance Period; provided that the Committee shall not increase the portion of any Incentive Compensation payable to any Covered Employee to an amount in excess of the maximum amount which the Committee has certified to have been earned by such Covered Employee based on the attainment of the Section 162(m) Performance Goals which the Committee established pursuant to Section 4.1.

4.7 Limitation on Total Incentive Compensation. Notwithstanding any provision to the contrary contained herein, the maximum Incentive Compensation payable to any Participant with respect to an annual Performance Period shall not exceed $3,500,000, which amount shall be proportionately increased or decreased for Performance Periods that are longer or shorter, respectively, than 12 months in duration.

Article V

Payment of Incentive Compensation

5.1 Form and Time of Payment. Subject to the provisions of Sections 5.2 and 5.3 below and except as otherwise provided herein, at the time the Committee determines an Award opportunity for a Participant, the Committee shall also establish the payment terms applicable to such Award. Such terms shall include when such payments will be made; provided, however, that the timing of such payments shall in all instances either (A) satisfy the conditions of an exception from Section 409A of the Code (e.g., the short-term deferrals exception described in Treasury Regulation Section 1.409A-1(b)(4)), or (B) comply with Section 409A of the Code and provided, further, that in the absence of such terms regarding the timing of payments, such payments shall be made in a lump sum cash payment not later than March 15th of the first calendar year immediately following the close of the applicable Performance Period.

5.2 Forfeiture Upon Termination Prior to Date of Payment. If a Participant’s employment with the Company and all of its Subsidiaries is terminated voluntarily by the Participant for any reason other than Retirement, or is terminated by his or her employer for cause (as determined by such employer) during a Performance Period or after a Performance Period but prior to the date of actual payment in accordance with Section 5.1 above, then, except as otherwise determined by the Committee, such Participant will immediately forfeit any right to receive any Incentive Compensation hereunder for such Performance Period.

5.3 Pro Rata Payment for Death, Disability, Retirement, or Termination without Cause; New Hires.

(a) Death or Disability. If during a Performance Period that does not exceed a Fiscal Year, a Participant’s employment is terminated by reason of the Participant’s death or Disability, then such Participant shall, if the Committee so determines, be eligible to receive the full amount of the Incentive Compensation that would have been payable to such Participant, if he or she had remained employed until the close of such Performance Period. If during a Performance Period that exceeds a Fiscal Year, a Participant’s employment is terminated by reason of the Participant’s death or Disability, then such Participant shall, if the Committee so determines, be eligible to receive a pro rata portion of the Incentive Compensation that would have been payable to such Participant, if he or she had remained employed, based on the number of days worked during the Performance Period and calculated on the basis of his or her Base Pay received for the Performance Period. Such Incentive Compensation shall be paid at the time and in the manner set forth in Section 5.1 hereof.

(b) Retirement or Termination Without Cause. If during a Performance Period a Participant’s employment is terminated by reason of the Participant’s Retirement, or is terminated by his or her employer without cause (as determined by such employer) then such Participant shall, if the Committee so determines, be eligible to receive a pro rata portion of the Incentive Compensation that would have been payable to such Participant, if he or she had remained employed, based on the number of days worked during the Performance Period and calculated on the basis of his or her Base Pay received for the Performance Period. Such Incentive Compensation shall be paid at the time and in the manner set forth in Section 5.1 hereof.

(c) New Hires; Promotions. Any individual who is newly-hired or becomes an Eligible Employee during a Performance Period and who is selected by the Committee to participate in the Plan shall be eligible to receive a pro rata portion of the Incentive Compensation to which he or she could have been entitled if he or she had been employed for the full Performance Period, based on the number of days during the Performance Period during which he or she is a Participant in the Plan and calculated on the basis of his or her Base Pay received for the Performance Period. Such Incentive Compensation shall be paid at the time and in the manner set forth in Section 5.1 hereof.

5.4 Change in Control. In the event of a Change in Control during a Performance Period, the Committee may, in its sole discretion, take such action with respect to the Plan and any Incentive Compensation payable during such Performance Period as the Committee determines is in the best interest of the Company, including without limitation the adjustment of Performance Goals and achievement levels in accordance with Section 6.10 or the payment of full or prorated Incentive Compensation Awards upon or following the consummation of such Change in Control, based on either the attainment of the applicable Performance Goals for the period preceding such Change in Control or on a deemed attainment of the applicable Performance Goals at the target or any other level.

Article VI

Miscellaneous Provisions

6.1 Non-Assignability. A Participant may not alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits awarded hereunder prior to the actual receipt thereof; and any attempt to alienate, assign, pledge, sell, transfer or assign prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits shall be null and void.

6.2 No Right To Continue In Employment. Nothing in the Plan confers upon any employee the right to continue in the employ of the Company or any Subsidiary, or interferes with or restricts in any way the right of the Company and its Subsidiaries to discharge any employee at any time (subject to any contract rights of such employee).

6.3 Indemnification Of Committee. No member of the Committee nor any officer or employee of the Company acting with or on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee, and each officer or employee of the Company acting with it or on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

6.4 No Plan Funding. The Plan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of the Company for payment of any amounts hereunder. No Participant, beneficiary, or other person shall have any interest in any particular assets of the Company by reason of the right to receive Incentive Compensation under the Plan. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Company.

6.5 Governing Law. This Plan shall be construed in accordance with the laws of the State of Delaware and the rights and obligations created hereby shall be governed by the laws of the State of Delaware.

6.6 Binding Effect. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participants, and their heirs, assigns, and personal representatives.

6.7 Construction of Plan. The captions used in this Plan are for convenience only and shall not be construed in interpreting the Plan. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely.

6.8 Integrated Plan. This Plan constitutes the final and complete expression of agreement with respect to the subject matter hereof.

6.9 Tax Requirements. The Company (and, where applicable, its Subsidiaries) shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable taxes required by law to be withheld with respect to any payment of any Incentive Compensation to a Participant.

6.10 Reorganization, Merger or Consolidation. In the event of a merger, consolidation, sale of assets, reorganization or other business combination in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company’s common stock would be converted into cash, securities or other property (other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger), the Committee shall adjust the Performance Goals and achievement levels so that the Incentive Compensation amounts to which a Participant is entitled are not adversely affected by such events.

6.11 Awards Subject to Clawback. The Incentive Compensation payable under the Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Article VII

Amendment or Discontinuance

The Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that any amendment that modifies any preestablished Performance Goal for a Participant who is a Covered Employee (or his successor(s), as may be applicable) under this Plan with respect to any particular Performance Period may be effected not later than the last day of the Determination Period. In addition, the Board shall have the power to discontinue the Plan in whole or in part and amend the Plan in any manner advisable in order for Incentive Compensation granted under the Plan to qualify as “performance-based” compensation under Section 162(m) of the Code (including amendments as a result of changes to Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Incentive Compensation granted under the Plan).

Article VIII

Effect of the Plan

Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any Participant any right to be granted Incentive Compensation or any other rights. In addition, nothing contained in this Plan and no action taken pursuant to its provisions shall be construed to (a) give any Participant any right to any compensation, except as expressly provided herein; (b) be evidence of any agreement, contract or understanding, express or implied, that the Company or any Subsidiary will employ a Participant in any particular position; (c) give any Participant any right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder; or (d) create a trust of any kind or a fiduciary relationship between the Company and a Participant or any other person.

Article IX

Term

The effective date of this Plan shall be as of September 1, 2012, subject to stockholder approval. The material terms of this Plan shall be disclosed to the stockholders of the Company for approval in accordance with Section 162(m) of the Code. This Plan and any benefits granted hereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders of the Company, and no award or payment of Incentive Compensation under this Plan to any Covered Employee shall be made unless such stockholder approval is obtained. This Plan shall remain in effect until it is terminated by the Committee or the Board.

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IN WITNESS WHEREOF, this Plan has been adopted this 27th day of November, 2012, effective September 1, 2012.

COMMERCIAL METALS COMPANY

By:	/s/ Joseph Alvarado
Name:	Joseph Alvarado
Title:	President and Chief Executive Officer

Appendix B

COMMERCIAL METALS COMPANY

2013 LONG-TERM EQUITY INCENTIVE PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors and independent contractors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2	Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board or a subcommittee thereof, consisting of two or more members of the Board, each of whom may be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “independent” within the meaning of the rules of The New York Stock Exchange or, if the Common Stock is not listed on The New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Commercial Metals Company, a Delaware corporation, or any successor thereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on The New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on The New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall mean the individuals, who as of the effective date of the Plan, constitute the Board.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Performance Award” shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: (a) operating profit; (b) FIFO net earnings (c) net sales; (d) net earnings before deductions for interest, income taxes, depreciation and amortization expenses or other measures of cash flow; (e) total shareholder return, or the attainment by the shares of Company common stock of a specified value for a specified period of time, or share price; (f) earnings; (g) return on net assets, return on invested capital, or other return measures, including return or net return on working assets, equity, capital or net sales; (h) pre-tax profits on either a LIFO net earnings or FIFO net earnings basis; (i) operating margins; (j) operating earnings or earnings per share; (k) value of assets; (l) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (m) aggregate product price and other product measures; (n) expense or cost levels; (o) reduction of losses, loss ratios or expense ratios; (p) reduction in fixed assets; (q) operating cost management; (r) management of capital structure; (s) debt reduction; (t) productivity improvements; (u) inventory and/or receivables control; (v) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (w) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (x) employee diversity goals; (y) employee turnover; (z) specified objective social goals; or (aa) safety record. The applicable performance measures may be applied on a pre- or post-tax basis. In the sole discretion of the Committee, but subject to Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall mean any natural person, firm, corporation, government, governmental agency, association, trust or partnership.

“Prior Plan” shall mean the Commercial Metals Company 2006 Long-Term Equity Incentive Plan, the Commercial Metals Company 1999 Non-Employee Director Stock Option Plan and each other plan previously maintained by the Company under which equity awards remain outstanding as of the effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award or Restricted Stock Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the President and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, independent contractors, and persons expected to become officers, other employees, Non-Employee Directors and independent contractors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 15,750,000 shares of Common Stock shall initially be available for all awards under this Plan and no more than 15,750,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. To the extent the Company grants an option or a Free-Standing SAR under the Plan, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Company grants a Stock Award or settles a Performance Award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to 2.63 times the number of shares subject to such Stock Award or Performance Award.

To the extent that shares of Common Stock subject to an outstanding option, SAR, stock award or performance award granted under the Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding option or SAR or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. Shares delivered to or withheld by the Company to pay the withholding taxes for stock awards or performance awards shall again be available for issuance under this Plan. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one share for each share subject to an option or Free-Standing SAR described herein or under the Prior Plan and (ii) 2.63 shares for each share subject to a stock award or a performance award described herein or under the Prior Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

1.6 Per Person Limits. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs, or a combination thereof, may be granted during any fiscal year of the Company to any person shall be 1,000,000, subject to adjustment as provided in Section 5.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures or Performance Awards denominated in Common Stock that may be earned by any person for each 12-month period during a Performance Period shall be 1,000,000, subject to adjustment as provided in Section 5.7; and (iii) the maximum amount that may be earned by any person for each 12-month period during a Performance Period with respect to Performance Awards denominated in cash shall be $3,500,000. Subject to adjustment as provided in Section 5.7, the maximum number of shares of Common Stock that may be granted during any fiscal year of the Company to any Non-Employee Director shall be 100,000.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than seven (7) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised later than seven (7) years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4 No Repricing. Subject to Section 5.7, the Committee shall not without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a Change in Control.

2.5 Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Restricted Stock Unit Award.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

3.5 Minimum Vesting Conditions. No Stock Award shall become fully vested prior to the third anniversary of the date of grant and to the extent a Stock Award provides for vesting in installments over a period of not less than three years, such vesting shall occur ratably over the applicable vesting period; provided, that such restrictions shall not apply to (i) Stock Awards to newly hired employees, (ii) performance-based Stock Awards, (iii) Stock Awards granted in connection with acquisitions (whether by asset purchase, merger or otherwise) or (iv) Stock Awards granted in lieu of a cash bonus. Notwithstanding the foregoing, any award agreement may provide that all or a portion of the shares subject to such Stock Award vest immediately or, alternatively, vest in accordance with the vesting schedule but without regard to the requirement for continued employment in the event of a Change in Control, or in the case of termination of employment due to death, disability, layoff, retirement or divestiture.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2013 annual meeting of stockholders and, if so approved, the Plan shall become effective as of the date on which the Plan was approved by the Board. This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2 Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of The New York Stock Exchange, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify Section 2.4 hereof; provided further, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto), the terms of each outstanding Performance Award (including the number and class of securities subject thereto), the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) Subject to the terms of the applicable award Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i) provide that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level;

(ii) require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as shall be determined by the Board in accordance with Section 5.7; and/or

(iii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (2) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the aggregate number of shares of Common Stock then subject to the portion of such award surrendered, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b) A “Change in Control” means any of the following events:

(i) any Person becomes the “beneficial owner” (as defined in Rule 13d-3 or Rule 13d-5 under the Exchange Act), directly or indirectly, of 25% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) the Incumbent Board ceases for any reason to constitute at least the majority of the Board; provided, however, that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this subsection (ii), considered as though such person were a member of the Incumbent Board;

(iii) all or substantially all of the assets of the Company are sold, transferred or conveyed and the transferee of such assets is not controlled by the Company (control meaning the ownership of more than 50% of the combined voting power of such entity’s then outstanding voting securities); or

(iv) the Company is reorganized, merged or consolidated, and the stockholders of the Company immediately prior to such reorganization, merger or consolidation own in the aggregate 50% or less of the outstanding voting securities of the surviving or resulting corporation or entity from such reorganization, merger or consolidation.

Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of an award hereunder by virtue of any transaction (i) which results in the holder of such award and a group of Persons, which includes the holder of such award, acquiring, directly or indirectly, 15% or more of the combined voting power of the Company’s then outstanding voting securities, or (ii) which results in the Company, any affiliate of the Company or any profit-sharing plan, employee stock ownership plan or employee benefit plan of the Company or any affiliates (or any trustee of or fiduciary with respect to any such plan acting in such capacity) acquiring, directly or indirectly, 15% or more of the combined voting power of the Company’s then outstanding voting securities.

Notwithstanding the foregoing provisions of this Section 5.8(b), in the event an award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Awards Subject to Clawback. The awards granted under the Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.13 Designation of Beneficiary. A holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.14 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

DIRECTIONS TO COMMERCIAL METALS COMPANY

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 25, 2013, 10:00 A.M.

OMNI MANDALAY HOTEL AT LAS COLINAS

RANGOON ROOM

221 EAST LAS COLINAS BOULEVARD

IRVING, TEXAS 75039

Directions from DFW Airport

Take the North exit out of the airport to Hwy. 114 East towards Dallas. Take the exit for W. John W. Carpenter Freeway toward Wingren Road/O’Connor Road. Turn left onto N. O’Connor Road. Turn right onto E. Las Colinas Boulevard. The hotel is located on the left.

Directions from Love Field

Take the exit out of Love Field and turn right onto Mockingbird Lane. Stay on Mockingbird to TX-183W towards Fort Worth. Take Hwy. 114 West towards Grapevine/DFW Airport North Entry. Take the exit for E. John W. Carpenter Freeway toward Rochelle Boulevard/Riverside Drive. Turn right onto Wingren Drive. Turn left onto E. Las Colinas Boulevard.

Directions from Downtown Dallas

Take I-35E/Stemmons Freeway to TX-183W. Stay right onto Hwy. 114 West towards Grapevine/DFW Airport North Entry. Take the exit for E. John W. Carpenter Freeway toward Rochelle Boulevard/Riverside Drive. Turn right onto Wingren Drive. Turn left onto E. Las Colinas Boulevard.

CONTROL # g
NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

	SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors		☐	☐	☐
Nominees
01	Rhys J. Best 02 Richard B. Kelson 03 Rick J. Mills
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.							For	Against	Abstain
2	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Vote to ratify the appointment of Delotte & Touche LLP as our independent registered public accounting firm for the 2013 fiscal year.						☐	☐	☐
3	ADVISORY VOTE ON EXECUTIVE COMPENSATION Vote to approve, on an advisory basis, the compensation of the Company’s named executive officers.						☐	☐	☐
4	APPROVAL OF THE COMMERCIAL METALS COMPANY 2013 CASH INCENTIVE PLAN Vote to approve the Commercial Metals Company 2013 Cash Incentive Plan.						☐	☐	☐
5	APPROVAL OF THE COMMERCIAL METALS COMPANY 2013 LONG-TERM EQUITY INCENTIVE PLAN Vote to approve the Commercial Metals Company 2013 Long-term Equity Incentive Plan.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
For address change/comments, mark here. (see reverse for instructions)					☐	Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]		Date		JOB #	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

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PROXY COMMERCIAL METALS COMPANY ANNUAL MEETING OF STOCKHOLDERS - JANUARY 25, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Commercial Metals Company hereby appoint(s) Joseph Alvarado, Barbara R. Smith and Ann J. Bruder, or any them, as proxy holders, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote and act for the undersigned at the 2013 Annual Meeting of Stockholders of Commercial Metals Company to be held on Friday, January 25, 2013 at 10:00 am Central Standard Time in The Rangoon Room at Omni Mandalay Hotel at Las Colinas at 221 East Las Colinas Boulevard, Irving, TX 75039, and any adjournment or postponement of the Annual Meeting, according to the number of votes which the undersigned is now, or may then be, entitled to cast, hereby revoking any proxies previously executed by the undersigned for the Annual Meeting.

All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. The undersigned instructs such proxy holders or their substitutes to vote as specified below on the proposals set forth in the Proxy Statement.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL PROPOSALS 1, 2, 3, 4 AND 5.

If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be marked, dated and signed, on the other side